Franklin Templeton
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
Franklin Templeton 650/312-2000
--------------------------------------------------------------------------------

Dear Shareholder:

Enclosed is a Notice for a Special Meeting of Shareholders which has been called for June 5, 1998 at 2:00 p.m., at our principal office at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777. The accompanying Prospectus/Proxy Statement explains a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

This meeting is critically important to the future of the Fund. You are being asked to consider and approve a Reorganization which would result in an exchange of the assets of Franklin Principal Maturity Trust (the "Fund") for shares of Class I of the Franklin Income Fund ("Income Series"). Franklin Income Fund is a series of Franklin Custodian Funds, Inc. ("Custodian Funds"), an open-end investment company also managed by Franklin Advisers, Inc. ("Advisers"). If this proposal is approved, on the date of the exchange, you will receive Class I shares of the Income Series equal to the value to your investment in the Fund on that date (at net asset value rather than the New York Stock Exchange price). Thereafter, the value of your investment will fluctuate with market conditions and the Income Series' investment performance.

The proposed reorganization is intended to be a tax-free reorganization under the Internal Revenue Code, as further described in the accompanying Prospectus/Proxy Statement.

For the reasons described in the accompanying Prospectus/Proxy Statement, this transaction is being proposed as an alternative to continuing the existence of the Fund until its scheduled termination date of May 31, 2001.

Please take the time to review this document and vote as soon as possible. To ensure that your vote is counted, please indicate your position on the enclosed proxy card(s), and sign and return your card(s) promptly. If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,

Charles B. Johnson
Chairman of the Board

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FRANKLIN PRINCIPAL MATURITY TRUST

777 Mariners Island Boulvard
San Mateo, CA 94404

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 5, 1998

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Franklin Principal Maturity Trust (the "Fund") will be held at the Fund's offices which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 5, 1998 at 2:00 p.m. Pacific time, for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between the Fund and Franklin Custodian Funds, Inc. on behalf of the Income Series that provides for the acquisition of substantially all of the assets of the Fund in exchange for Class I shares of the Income Series, the distribution of such shares to the Shareholders of the Fund, and the dissolution of the Fund.

2. To consider and act upon any other business (none known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

The attached Prospectus/Proxy Statement provides more information concerning the transaction contemplated by the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

Shareholders of record as of the close of business on April 3, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the
Board of Trustees,

DEBORAH R. GATZEK, ESQ.

Secretary

San Mateo, California
April 20, 1998
--------------------------------------------------------------------------------
IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.
--------------------------------------------------------------------------------

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Combined Prospectus and Proxy Statement
TABLE OF CONTENTS


Cover Page .............................................................................. Cover
Proposal 1: To Approve or Disapprove the Agreement and
Plan of Reorganization .................................................................. 2
Summary of the Proposal ................................................................. 2
Comparison of Important Features ........................................................ 3
How do the Investment Objectives and Policies of the Fund and the Income Series
Compare? ................................................................................ 3
How are the Fund and the Income Series each Managed? .................................... 3
How are the Income Series and the Fund Distributed? ..................................... 4
What are the various fees and expenses of the Fund and the Income Series? ............... 5
What is the Class I share purchase price for the Income Series? ......................... 5
How does the Income Series redeem its shares? ........................................... 6
Does the Fund redeem its shares? ........................................................ 6
What are the Dividend and Distribution Policies for the Income Series and the Fund?...... 6
How do the Risk Factors and the Investment Policies of the Income Series and the
Fund Compare? ........................................................................... 6
Reasons for the Reorganization .......................................................... 6
Information about the Reorganization .................................................... 7
Method of Carrying Out the Reorganization ............................................... 7
Conditions Precedent to Closing ......................................................... 8
Expenses of the Transaction ............................................................. 8
Tax Considerations ...................................................................... 8
Description of Shares of Income Series .................................................. 8
Capitalization .......................................................................... 9
Comparison of Investment Policies and Risks of Income Series and the Fund ............... 10
The Income Series and the Fund .......................................................... 10
Investment Policies and Restrictions .................................................... 10
Risk Factors ............................................................................ 15
Distribution Plan ....................................................................... 17
Solicitation and Revocation of Proxies and Voting Information ........................... 18
Principal Shareholders .................................................................. 19
Additional Matters Regarding the Fund ................................................... 19
History of Public Trading of the Fund's Shares .......................................... 19
Portfolio Management .................................................................... 20
Information about Custodian Funds ....................................................... 20
Information about the Fund .............................................................. 20
Transfer Agent and Custodian ............................................................ 21
Exhibit A -- Agreement and Plan of Reorganization ....................................... 23
Exhibit B -- Franklin Custodian Funds, Inc prospectus, dated February 1, 1998 ........... Attached
Exhibit C -- Franklin Custodian Funds, Inc Annual Report to Shareholders, dated .........
September 30, 1997 ...................................................................... Attached



COMBINED PROSPECTUS AND PROXY STATEMENT

Dated April 14, 1998

Acquisition of the assets of

FRANKLIN PRINCIPAL MATURITY TRUST

By and in exchange for Class I Shares of the Income Series of

FRANKLIN CUSTODIAN FUNDS, INC.

Purpose of this Prospectus/Proxy Statement

This Prospectus/Proxy Statement seeks shareholder approval of the transaction which is desribed in detail (the "Reorganization"). The proposal will have the effect of combining the Franklin Principal Maturity Trust (the "Fund") with a similar Franklin Templeton fund that is structured as an "open-end" investment company. At its conclusion the Fund's shareholders ("Shareholders") will become shareholders of the new, open-end fund.

Overview of the Proposed Transaction

The Fund's management is asking you to approve an Agreement and Plan of Reorganization (the "Agreement and Plan"). If approved, substantially all of the assets of the Fund will be acquired by the Income Series of Franklin Custodian Funds, Inc. ("Custodian Funds") in exchange for Class I shares of the Income Series.

When the transaction is complete, Class I shares of the Income Series will be distributed to Shareholders of the Fund and the Fund will be liquidated.

Individual Fund Shareholders will receive Class I shares of the Income Series equal to the value of their shareholdings in the Fund.

Parties to the Transaction

The Income Series is a series of Custodian Funds, an open-end, management investment company, incorporated under the laws of the State of Maryland, with principal offices located at 777 Mariners Island Boulevard, San Mateo, CA 94404. The Income Series has a similar investment objective to the Fund, namely to maximize income while maintaining prospects for capital appreciation. Although the investment policies and restrictions and, consequently, the risks of investing in the Income Series, are similar to those of the Fund, they differ in certain respects which are described more fully under "Comparison of Investment Policies and Risks of Income Series and the Fund" in this Prospectus/Proxy Statement.

The Fund's principal offices are located at 777 Mariners Island Boulevard, San Mateo, CA 94404 and may be telephoned at 650/312-2000. The Fund is a closed-end, management investment company with one class of shares of beneficial interest outstanding.

Relevant Information About the Transaction

This Prospectus/Proxy Statement, provides the information about the Income Series that Fund Shareholders should know in order to evaluate the proposed Reorganization. We suggest that you keep this for your records and future reference. The following documents are incorporated by reference into this Prospectus/Proxy Statement (and are also attached if indicated). All such documents may be obtained without charge by writing to the address shown above or by calling 1-800/DIAL BEN:

o a Statement of Additional Information dated April 14, 1998 relating to this Prospectus/Proxy Statement, is on file with the U.S. Securities and Exchange Commission and is available upon request to the Fund.

o the Prospectus of Custodian Funds relating to the Income Series dated February 1, 1998. Attached as Exhibit B.

o the Annual Report of Custodian Funds relating to the Income Series dated September 30, 1997. Attached as Exhibit C.

o the Fund's Annual Report for the year ended November 30, 1997 is on file with the U.S. Securities and Exchange Commission and is available upon request to the Fund.

It is expected that this Prospectus/Proxy Statement will first be sent to Shareholders on or about April 20, 1998.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated by reference. If any person provides any representation or other information, you should not rely on those representations or other information since neither the Fund nor the Income Series has authorized those representations.

PROPOSAL 1: TO APPROVE OR DISAPPROVE AN
AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN THE FUND AND FRANKLIN CUSTODIAN FUNDS, INC.

Summary of the Proposal

This summary of the Prospectus/Proxy Statement is provided for your convenience. You are urged to read the more complete information contained elsewhere in this Prospectus/Proxy Statement. The Agreement and Plan of Reorganization (the "Agreement and Plan"), the Prospectus, and Annual Report of Custodian Funds are all included with this Prospectus/Proxy Statement as Exhibits A, B, and C, respectively.

Why is this proposal being presented at this time?

The Board of Trustees of the Fund reviews discount trading (that is, the difference between the Fund's net asset value per share, and the price at which shares trade on the New York Stock Exchange) of the Fund's shares at various times. Trading discounts were considered at a meeting of the Board on November 18, 1997 and it is out of that meeting that this proposal arose. At a meeting held on January 12, 1998, the Board of Trustees of the Fund considered various alternatives for the future of the Fund. These included continuing as a closed-end investment company until the termination date of the Fund on May 31, 2001, converting to an open-end fund or the sale of the Fund's assets to a larger, open-end investment company.

Of course each Shareholder's decision will involve an assessment of his or her own personal financial situation and objectives. For the reasons set forth below under "REASONS FOR THE REORGANIZATION," the Board of Trustees of the Fund, concluded that the Reorganization is in the best interests of the Shareholders of the Fund and recommend that Shareholders also approve of the Agreement and Plan.

How will the proposed Reorganization affect Fund Shareholders?

The Agreement and Plan approved of by the Trustees provides for: the transfer of substantially all of the assets of the Fund in exchange for Class I shares issued by the Income Series. The value of Class I shares issued by the Income Series in connection with the Reorganization will equal the value of the net assets of the Fund acquired by the Income Series. Pursuant to the Agreement and Plan, Class I shares issued to the Fund by the Income Series will be distributed to the Shareholders of the Fund in liquidation of the Fund. As a result, Shareholders of the Fund will cease to be Shareholders of the Fund and will instead be the owners of that number of full and fractional Class I shares of the Income Series having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund on the closing date of the Reorganization, as defined herein.

What is the effect of my vote?

The affirmative vote of two-thirds of the outstanding shares of the Fund as of the Record Date is necessary to approve the Agreement and Plan. Shareholders are being asked to vote to approve the Agreement and Plan. If the Agreement and Plan is not approved, the Fund will continue to operate as a closed-end fund. If you return a signed proxy with no voting instructions, your shares will be voted in favor of the Agreement and Plan.

What are the tax consequences for the Shareholders?

Completion of the Reorganization is subject to the receipt of an opinion letter from counsel to the Fund, that, among other things:

o no gain or loss will be recognized by the Fund or its Shareholders for federal income tax purposes as a result of such Reorganization; and

o the holding period and aggregate tax basis of shares of the Income Series received by a Shareholder of the Fund will be the same as the holding period and aggregate tax basis of the Shareholder's shares of the Fund; and

o the holding period and tax basis of the assets of the Fund in the hands of the Income Series as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the Fund immediately prior to the Reorganization.

Shareholders of the Fund will continue to be responsible for tracking the acquisition cost and holding period of their shares and should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Comparison of Important Features

How do the Investment Objectives and Policies of the Fund and the Income Series Compare?

The Fund's investment objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high, monthly income. The Fund seeks to achieve its objective by investing primarily in a combination of mortgage-backed securities, zero coupon securities, and high income producing debt securities. The investment objective of the Income Series is to maximize income while maintaining prospects for capital appreciation. The assets of Income Series may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000 according to its latest published annual report, or held in cash or cash equivalents. The Income Series may also invest in preferred stocks.

How are the Fund and the Income Series each Managed?

The management of the business and affairs of Custodian Funds is the responsibility of its Board of Directors. Custodian Funds is a corporation organized under the laws of Delaware in 1947 and reincorporated under the laws of Maryland in 1979. Similarly, the management of the business and affairs of the Fund is the responsibility of its Board of Trustees. The Fund is an investment trust created under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 22, 1988, and amended and restated on December 13, 1988.

Investment Management Services:

Both the Income Series and the Fund are advised and managed by Franklin Advisers, Inc. ("Advisers") whose address is 777 Mariners Island Boulevard, San Mateo, CA 94404. Advisers is a wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson, and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry. Advisers and its affiliates also provide advisory and management services to 57 United States ("U.S.") registered investment companies (170 separate series) with aggregate assets of over $170 billion as of January 31, 1998.

Pursuant to its management agreement with Advisers, the Income Series is obligated to pay to Advisers a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets in excess of $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets in excess of $10 billion up to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets in excess of $12.5 billion to $15 billion; 1/30 of 1% (approximately 40/100 of 1% per year) of net assets in excess of $15 billion up to $17.5 billion; 19/600 of 1% (approximately 38/100 of 1%) of net assets in excess of $17.5 billion up to $20 billion; and 3/100 of 1% (approximately 36/100 of 1%) of net assets in excess of $20 billion. The Income Series currently has net assets of approximately $9 billion. Unlike the Fund's management agreement with Advisers, the fee payable by Income Series is graduated so that increases in the Income Series' assets may result in a lower fee rate and decreases in the Series' assets may result in a higher fee rate.

Pursuant to its management agreement with Advisers, the Fund is obligated to pay to Advisers a management fee computed weekly and payable monthly at an annual rate of 0.45 of 1% of the Fund's average weekly net assets. Thus the management fee of the two funds is substantially the same at current asset levels.

Administrative Services:

The Income Series and the Fund receive administrative services and facilities from Franklin Templeton Services, Inc. ("FT Services"). FT Services is a wholly owned subsidiary of Resources and is located at the same address as Advisers.

Franklin/Templeton Investor Services, Inc., a wholly owned subsidiary of Resources, serves as the dividend-paying agent, transfer agent and shareholder servicing agent of the Income Series. The Fund's transfer agent and shareholder servicing agent is First Data Investor Services Group, Inc. a wholly owned subsidiary of First Data Corporation.

How are the Income Series and the Fund Distributed?

The Income Series:

Franklin/Templeton Distributors, Inc. ("FTDI"), located at 777 Mariners Island Boulevard, San Mateo, CA 94403, a wholly owned subsidiary of Resources, serves as the principal underwriter of the Class I shares of the Income Series and imposes a sales charge on such shares at a maximum of 4.25% of the public offering price. No sales charge will be imposed on shares issued as a result of the proposed Reorganization.

The Income Series has adopted a distribution plan pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). The Plan provides that the Income Series shall reimburse FTDI or others for all expenses incurred by FTDI or others in the promotion and distribution of the Income Series' shares in an amount not to exceed 15/100 of 1% per annum of its average daily net assets. Reimbursable expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses including a prorated portion of FTDI's overhead expenses, attributable to the distribution of the Income Series' shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with Custodian Funds on behalf of the Income Series, FTDI or its affiliates.

In addition to the payments which the Income Series is otherwise authorized to make under the Plan, to the extent that certain parties make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Income Series within the context of Rule 12b-1, then such payments are deemed to have been made pursuant to the Plan. The Plan was approved by the shareholders of Income Series at a meeting held on April 18, 1994 and became effective on May 1, 1994 (the "Effective Date").

The Fund:

Because the Fund is a closed-end investment company whose shares are publicly traded on an exchange, there is no continuous distribution of its shares. The Fund, therefore, is not subject to a plan for the distribution of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

What are the various fees and expenses of the Fund and Income Series?

The following information is provided in order to assist you in understanding the fees and expenses of the Fund and the Income Series. It is based on the historical expenses of the Fund for the fiscal year ended November 30, 1997 and of the Income Series for the fiscal year ended September 30, 1997. You will note that the Total Fund Operating Expenses for the Income Series are slightly higher than those of the Fund.

Expense Table

INCOME SERIES
FEES Class I FUND
---- ------------- ----
Shareholder Transaction Expenses
Maximum Sales Charge (as a percentage of Offering Price)
Paid at time of purchase .............................................          4.25%    N/A
Paid at redemption ...................................................          NONE     N/A
Exchange Fee (per transaction) .......................................        $ 5.00*    N/A
Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fees ......................................................          0.46%    0.45%
Rule 12b-1 Fees ......................................................          0.15%    N/A
Other Expenses .......................................................          0.11%    0.18%
                                                                               -------   -----
Total Fund Operating Expenses ........................................          0.72%    0.63%
                                                                               =======   =====

* $5.00 fee is only for Market Timers. All other exchanges are processed without a fee.

Example

You would pay the following expenses on a $1,000 investment based on the level of expenses shown above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                         1 Year    3 Years   5 Years   10 Years
                         --------  --------- --------- ---------
The Fund ............... $ 6       $20       $35       $ 79
Income Series .......... $50       $65       $81       $128

The above example should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual return may be greater or less than the assumed amount. The various costs and expenses reflected in the foregoing Expense Table and Example are explained in more detail in this Prospectus/Proxy Statement.

What is the Class I share purchase price for the Income Series?

Class I Shares of the Income Series are sold on a continuous basis at the public offering price per share which is equal to the net asset value per share plus a sales charge with a maximum level of 4.25% which decreases depending upon the amount invested. There is no front-end sales charge for investments of $1 million or greater.

The Income Series currently requires a minimum initial investment of $100. Subsequent purchases must be at least $25. On August 3, 1998 investment minimums will be increased to $1,000 for initial purchases and $50 for subsequent purchases. The minimums may be waived when the shares are purchased through plans which provide for regular periodic investment.

How does the Income Series redeem its shares?

Class I Shares of the Income Series may be redeemed at any time at the net asset value per share, (although redemptions in excess of $250,000 or 1% of the Income Series' net assets in any 90-day period may be subject to certain conditions). Shares of Income Series may be exchanged for shares of most other mutual funds in the Franklin Templeton Group of Funds subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Funds.

Does the Fund redeem its shares?

The Fund is a closed-end investment company which does not redeem its shares or offer to exchange them for shares of any other investment company or engage in the continuous sale of new shares. Shares of the Fund are listed and traded on the New York Stock Exchange and may be purchased or sold on such exchange at a market price through a broker that customarily charges sales commissions.

What are the Dividend and Distribution Policies for the Income Series and the Fund?

The Income Series and the Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. The Income Series declares income dividends from its net investment income monthly - currently for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. The Fund pays dividends from net investment income monthly. Capital gains, if any, may be distributed once a year, usually in December. Dividends and capital gains distributions are automatically reinvested by Income Series and the Fund in additional shares unless and until the shareholder elects to receive them in cash.

How do the Risk Factors and the Investment Policies of the Income Series and the Fund Compare?

Because of the similarities of the investment objectives and policies of the Income Series and the Fund, the investment risks associated with an investment in Income Series are generally the same as those of the Fund. There are, however, some distinctions in the investment program of Income Series and the Fund. For example, the Income Series may invest up to 100% of its net assets in non-investment grade bonds commonly known as "junk bonds." Junk bonds tend to be more sensitive to economic conditions and individual developments affecting the issuer. The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. See "COMPARISON OF INVESTMENT POLICIES AND RISKS OF INCOME SERIES AND THE FUND" below and the accompanying prospectus of Income Series.

REASONS FOR THE REORGANIZATION

Why is the Board recommending this Reorganization?

Because the Fund reached its targeted $10 per share earlier than expected and was trading in the secondary market at a price which is less than its net asset value, Advisers notified the Trustees of the Fund in January of 1998 that it was recommending the sale of the assets of the Fund to a larger open-end fund with similar investment objectives and policies to the Fund.

Advisers reasoned that a merger would provide Fund shareholders exposure to a fund with a less restrictive investment objective, and a broader mix of stock and bond investments. This proposed sale of the Fund's assets would be subject to the approval of the Fund's Board of Trustees and Shareholders. The Agreement and Plan was presented to the Trustees of the Fund at a meeting held on February 26, 1998, at which meeting the Trustees of the Fund questioned Advisers about the potential benefits to be gained by Shareholders of the Fund as well as any additional costs to be borne.

In determining whether to recommend approval of the Reorganization to Shareholders, the Board of Trustees considered, among others, the following factors:

(1) expense ratios of Income Series, as well as similar funds; and

(2) the comparative investment performance of Income Series with the performance of similar funds; and

(3) the compatibility of the investment objectives, policies, restrictions and portfolios of Income Series with the Fund; and

(4) the tax consequences of the Reorganization.

What are the advantages of the Reorganization?

After carefully considering various alternatives with respect to the future of the Fund, the Reorganization has been recommended by the Board of Trustees of the Fund on behalf of the Fund for the following reasons:

(1) as Shareholders of an open-end fund, the Shareholders would have redemption rights and exchange privileges that are not currently available; and

(2) combining the Fund with a larger open-end fund will better diversify its investments; and

(3) the Reorganization would permit Shareholders to pursue their investment goals in a larger fund which should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility.

Shareholders in a larger fund generally benefit when certain costs and expenses are spread over a larger asset base. As a general rule, this effect can be expected to be realized primarily with respect to fixed expenses. However, expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Reorganization.

How will the Reorganization be financed?

During the course of its deliberations, the Fund's Board of Trustees also considered the fact that the Fund, Income Series, and Advisers would each bear one-third of the expenses of the Reorganization.

Will the shares of either fund be diluted as a result of the Reorganization? In reaching the decision to recommend that Shareholders of the Fund vote to approve the Reorganization, the Board of Trustees concluded that the Reorganization is in the best interests of the Shareholders of the Fund and that no dilution would result to the Shareholders of the Fund from the Reorganization.

The Board of Directors of Custodian Funds also determined that the Reorganization was in the best interests of the Class I shareholders of Income Series and that no dilution would result to Class I shareholders of the Income Series as a result of the Reorganization.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

What happens if the Agreement and Plan is not approved by the Shareholders?

If the Agreement and Plan is not approved by the Shareholders at the Special Meeting, the Fund will continue as a closed-end investment company.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement and Plan of Reorganization does not purport to be complete. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is included as Exhibit A.

Method of Carrying Out the Reorganization

If the Shareholders of the Fund approve the Agreement and Plan, the reorganization of the Fund will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization will be on June 26, 1998, or such other date as is agreed to by Custodian Funds and the Fund (the "Closing Date"), provided that the Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before December 31, 1998.

On the Closing Date, the Fund will transfer substantially all of its net assets in exchange for Class I shares of Income Series having an aggregate net asset value equal to the aggregate value of net assets so transferred as of 1:00 p.m. Pacific time on the Closing Date. The stock transfer books of Custodian Funds with respect to the Fund will be permanently closed as of 1:00 p.m. Pacific time on the Closing Date. In the event that the Shareholders of the Fund do not approve the Agreement and Plan, the net assets of the Fund will not be transferred on the Closing Date and the obligations of Custodian Funds under the Plan shall not be effective. It is anticipated that trading in the Shares will be suspended shortly after the Special Meeting if the proposal is approved.

The Fund will receive upon consummation of the Reorganization Class I shares of Income Series. The number of Class I shares shall be determined by dividing the aggregate value of the net assets of the Fund to be transferred (computed in accordance with the valuation policies and procedures of the Fund and using market quotations determined by the Fund) by the net asset value per share of the Class I shares of common stock of Income Series as of 1:00 p.m. Pacific time on the Closing Date.

Since the relative asset values of the Fund and Class I shares of the Income Series have not yet been ascertained for the purposes of the Closing, it is not possible to determine the exact exchange ratio until the Closing Date.

Fluctuations and relative performances of the Fund and Income Series, among other matters, will affect this ratio. However, if the Closing Date had been February 26, 1998, a Shareholder of the Fund would have received 4.05179283 Class I shares of Income Series for each share of beneficial interest of the Fund held.

Conditions Precedent to Closing. The obligation of the Fund to transfer its net assets to Custodian Funds on behalf of the Income Series pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by Custodian Funds, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from Custodian Funds, the receipt of an opinion of counsel to Custodian Funds, the receipt of an opinion of counsel regarding the tax-free nature of the Reorganization, and the requisite approval of the Agreement and Plan by the Shareholders of the Fund, as described above. The obligations of Custodian Funds to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Fund of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents and financial statements from the Fund, and the receipt of an opinion of counsel to the Fund.

Expenses of the Transaction. The Fund, Income Series, and Advisers will each pay one-third of the expenses incurred in connection with entering into, and completing, the transaction described in the Agreement and Plan.

Tax Considerations. The Reorganization will qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). No gain or loss will be recognized as a consequence of the Reorganization by each of Custodian Funds, the Fund, the shareholders of Income Series, or the shareholders of the Fund, subject to the receipt by the Fund and Custodian Funds of an opinion of counsel letter to that effect.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, Shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Description of Shares of Income Series. Class I shares of Income Series will be issued to Shareholders of the Fund in accordance with the procedures under the Agreement and Plan as described above. Each Class I share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of Income Series. In accordance with Income Series' normal procedures as specified in its prospectus, Income Series will not issue certificates for shares of its capital stock to Shareholders of the Fund, unless requested in writing by the Shareholder or by his or her broker. Ownership of Income Series Class I shares by former Shareholders of the Fund will be recorded electronically and Income Series will issue a confirmation to such Shareholders relating to those shares acquired as a result of the Reorganization. No redemption, repurchase or exchange of any shares of Income Series issued to former Shareholders of the Fund represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered for cancellation.

As shareholders of Income Series, former Shareholders of the Fund will have substantially similar voting rights and rights upon dissolution with respect to Income Series as they currently have with respect to the Fund.

The terms of the Declaration of Trust do not confer upon Shareholders of the Fund any appraisal rights; however, after the Closing Date, such Shareholders may redeem their Income Series' Class I shares at net asset value or exchange their Income Series' Class I shares into shares of most of the other mutual funds in the Franklin Templeton Group of Funds.

Income Series does not routinely hold annual meetings of shareholders, although the Fund, whose shares are listed on the New York Stock Exchange, does hold annual meetings as required by the rules of the New York Stock Exchange. Custodian Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in section 16(c) of the 1940 Act.

Unlike the Fund, Custodian Funds is a multi-series investment company that currently issues shares representing interests in five separate series, and shareholders of each series currently vote in the aggregate with the shareholders of the other series on certain matters (for example, the election of directors and ratification of the selection of independent accountants).

The Fund is a closed-end investment company which presently has only one class of shares outstanding, issued in one series, and, therefore, the Shareholders of the Fund do not vote in the aggregate with any other shareholder series.

Because the Fund is a closed-end investment company, the shares of beneficial interest, unlike the Income Series' Class I shares, do not have redemption and exchange rights.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its Shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. As shareholders of a Maryland corporation, shareholders of Custodian Funds will not be subject to such liabilities.

Capitalization. The following table sets forth as of February 26, 1998: (i) the capitalization of the Fund; (ii) the capitalization of the Income Series; and
(iii) the pro forma capitalization of the Income Series as adjusted to give effect to the proposed Reorganization. The capitalization of the Income Series is likely to be different when the Reorganization is consummated.

                                                               Class I           Pro Forma
                                                               Income              After
                                             Fund              Series          Reorganization
                                       ----------------  ------------------  ------------------
Net Assets ........................     $ 208,118,489     $8,069,145,553       $8,277,264,042
Net Asset Value per Share .........     $       10.17     $         2.51       $         2.51
Shares Outstanding ................       20,462,600       3,220,691,246        3,303,606,979

To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by mutual agreement in writing of the Fund and Custodian Funds. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of Shareholders of the Fund by mutual consent of the parties to the Agreement and Plan.

COMPARISON OF INVESTMENT POLICIES
AND RISKS OF INCOME SERIES AND THE FUND

The Income Series and the Fund. The Income Series' investment objective is to maximize income while maintaining prospects for capital appreciation. The Fund's investment objective is to manage a portfolio of securities that may return $10.00 per share (the initial public offering price) to investors on or shortly before May 31, 2001. In seeking to achieve their respective investment objectives, the Income Series and the Fund are guided by many similar policies and restrictions that should be considered by the Shareholders of the Fund. Unless otherwise specified, the following investment policies of both the Income Series and the Fund may be changed without shareholder approval. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented, whichever is less ("Majority Vote").

Investment Policies and Restrictions. The Income Series is a series of Custodian Funds, a multi-series investment company registered under the 1940 Act. The shares of beneficial interest are the only outstanding class of shares of the Fund, a diversified closed-end investment company registered under the 1940 Act. The Income Series calculates the net asset value per share of all three of its classes as of the close of trading (currently 1:00 p.m. Pacific
Time) on each day that the New York Stock Exchange is open for business and on which there is a sufficient degree of trading in the Income Series' portfolio securities that the net asset value of the Income Series' shares may be affected. The net asset value per share of the shares of beneficial interest of the Fund is determined no less frequently than once each week. The net asset value of both the Income Series Class I shares and the shares of beneficial interest of the Fund is calculated by subtracting the aggregate of all liabilities from the gross value of all assets, and dividing the result by the total number of shares outstanding.

Both the Income Series and the Fund have a fundamental policy of concentrating their investments in securities which maximize high monthly income. The Income Series invests in a diversified portfolio of securities selected with particular consideration of current income production. Specifically, in achieving its investment objective, the Income Series invests primarily in corporate bonds, including, from time to time, non-investment grade bonds if, in the opinion of management, such securities appear to offer attractive opportunities for capital appreciation and current income production. In selecting its investments, the Income Series seeks to invest in whatever type of security best permits it to achieve its investment objective without excessive risk at the time of purchase.

The assets of Income Series may be held in cash or cash equivalents, or invested in debt obligations of corporate and governmental issuers. The assets of the Income Series may be invested in securities issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, or preferred stocks. The Income Series may invest up to 100% of its net assets in non-investment grade bonds, known as "junk bonds." The Fund has no such comparable policy.

Zero Coupon Bonds and Securities:

Both the Income Series and the Fund may buy bonds issued at a discount that defer the payment of interest, or pay no interest until maturity, known as zero coupon bonds. The Fund may purchase zero coupon bonds from U.S. government, corporate, and municipal issuers.

The Fund seeks to achieve its objective of returning $10.00 per share to investors before May 3, 2001 by investing primarily in a combination of mortgage-backed securities, zero coupon securities and high income producing debt securities of U.S. corporate, government and foreign governmental issuers.


The Fund's portfolio consists primarily of (1) mortgage-backed securities, corporate debt securities, asset-backed securities and all other investments other than zero coupon securities, which represent a declining portion of the Fund's assets due to liquidations and repayments over time; and (2) zero coupon securities which are expected to accrue to an amount equal to the aggregate initial public offering price of the shares sold.

When Issued and Delayed Delivery Transactions:

Both the Income Series and the Fund may buy debt obligations on a "when issued" or "delayed delivery" basis. These transactions are subject to market fluctuation before delivery and generally do not earn interest until their scheduled delivery date.

Illiquid Securities:

As an open-end fund, the Income Series must ensure adequate liquidity so that it can meet redemption requests in a timely fashion. For this reason, the Income Series has a policy requiring that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Income Series has valued the securities) may not constitute, at the time of purchase or at any other time, more than 10% of the value of the total assets. The Fund, which as a closed-end fund does not have to provide cash to meet redemption requests, is not subject to the same restriction limits as open-end funds. The Fund may not invest in restricted and illiquid securities which exceed 33 1/3% of the Fund's assets, exclusive of illiquid zero coupon securities. The Fund has no maximum percentage limitation on the amount of its assets which may be invested in illiquid zero coupon securities. The Income Series has no comparable investment policy with respect to illiquid zero coupon securities.

Loan Participations:

The Income Series may invest up to 5%, and the Fund may invest up to 10%, of total assets in loan participations and other related direct or indirect bank obligations. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, or other entities which operate in a variety of industries and geographical regions. The Fund may invest in loans which are not secured by any collateral, and is not subject to any restriction with respect to the maturity of the loans it purchases. Most loan participations are illiquid and, to that extent, will be included in the Income Series 10% limitation on investments in illiquid securities.

Convertible Securities:

Both the Income Series and the Fund may invest in convertible securities. Convertible securities are debt obligations or preferred stocks that may be converted into or exchanged for a prescribed amount of common stock of the same, or a different issuer, within a specified period of time at a specified price or formula. The Fund is permitted to invest up to 10% of its total assets at the time of investment in convertible debt securities, and up to 10% in convertible preferred stocks. The Income Series has no such investment limitation with respect to convertible securities.

Trade Claims:

Both the Income Series and the Fund may invest a portion of their assets in trade claims. Trade claims are purchases from creditors of companies in financial difficulty and are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. The Income Series will not invest more than 5% and the Fund will invest no more than 10%, of net assets at the time of acquisition in these instruments.

Debt Securities:

With respect to fixed-income debt securities, the Income Series may invest in investment grade or lower grade securities, depending upon prevailing market and economic conditions. Although the Income Series will generally invest in securities that are rated at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("S&P"), the Income Series may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. With respect to unrated securities, the Income Series intends to purchase those securities which, in the view of the investment manager would be comparable to securities rated Caa by Moody's or CCC or above by S&P or, if no specific equivalent rating has been assigned, securities which have been determined to be consistent with the Income Series' objectives without exposing the Income Series to excessive risk. The Income Series will not purchase securities which are considered by management to involve excessive risk. As of September 30, 1997, 29.2% of the Income Series' net assets were invested in corporate debt securities, all of which were rated at least Caa by Moody's and CCC by S&P.

Because the Fund intends to maximize its income, it seeks out U.S. corporate debt securities with high income producing characteristics. Corporate debt securities offering high current income will ordinarily be in the lower rating categories of recognized agencies or will be non-rated. The Fund's investments principally include bonds, debentures and notes that typically are rated below investment grade. The Fund intends to invest in corporate debt securities which are typically rated between BB and C by S&P or between Ba and C by Moody's and are frequently issued by corporations in the growth stage of their development. However the Fund has no requirements regarding whether the corporate debt securities it purchases must be rated or what the maximum or minimum rating must be.

The Fund may invest without limit in securities which are in default; however, to the extent that such securities may be illiquid, the acquisition of such defaulted securities is subject to the Fund's investment restriction limiting investment in illiquid securities to 33 1/3% of the Fund's assets (exclusive of illiquid zero coupon securities). The Income Series may also invest in defaulted debt securities; however, since defaulted debt securities may be illiquid, the Income Series will count such securities in its 10% limit on illiquid securities.

Options:

The Income Series may write covered call options that are listed for trading on a national securities exchange. The Fund may sell or purchase put or call options on securities in its portfolio in an attempt to earn additional income. The Fund may purchase and write covered put and call options on debt securities that are traded on U.S. and foreign securities exchanges or in the over-the-counter market. The Fund may engage in various interest rate transactions, put and call option transactions in futures contracts and options on futures contracts, and forward contracts in an attempt to hedge against a decline in the value of the securities included in the Fund's portfolio, or an increase in the price of securities the investment manager plans to purchase for the Fund.

The Fund may sell puts on securities in its portfolio or on futures contracts on such securities only if such puts are secured by segregated liquid assets. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets.

Eurodollar Instruments:

The Fund may make investments in Eurodollar instruments which are essentially U.S. dollar denominated futures contracts or options limited to the London Interbank Offered Rate. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and enable sellers to obtain a fixed rate for borrowings. The Income Series does not have an investment policy with respect to Eurodollar instruments.

Repurchase Agreements:

Both the Income Series and the Fund are authorized to enter into repurchase agreements for U.S. government securities. In a repurchase transaction, the Income Series or the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the pledging of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Income Series or the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. Both the Income Series and the Fund typically enter into repurchase transactions that settle in seven days or less.

Both the Income Series and the Fund may enter into repurchase agreements with member banks of the Federal Reserve System and government securities dealers recognized by the Federal Reserve Board.

Under guidelines adopted by the Boards of the Fund and Custodian Funds, the Income Series and the Fund intend to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the investment manager.

Reverse Repurchase Agreements:

The Fund may also borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (see discussion above). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements can create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund's limitation on borrowing. The Fund does not pledge, mortgage or hypothecate its assets, except to secure such borrowings and in connection with collateral arrangements on loans of portfolio securities. The Income Series, as a matter of fundamental policy, may not purchase securities on margin, or make short sales of securities.

Foreign Securities:

The Income Series is permitted to invest up to 25% of its assets in foreign securities, provided such investments are consistent with the objectives and comply with the concentration and diversification policies of the Income Series. The Income Series will ordinarily purchase foreign securities which are traded in the U.S. or purchase American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Income Series may purchase the securities of foreign issuers directly in foreign markets. Investments in foreign securities where delivery takes place outside the U.S. is made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments.

Investments by the Income Series may be in securities of foreign issuers, whether located in developed or underdeveloped countries, but investments are not made by the Income Series without the issuance of stock certificates or comparable stock documents. A security acquired outside the U.S. and which is publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market is not considered to be an illiquid asset so long as the Income Series acquires and holds the security with the intention of reselling it in the foreign trading market and the Income Series reasonably believes it can readily dispose of the security for cash in the U.S. or foreign markets for which current market quotations are readily available. The Fund may invest in the debt obligations of foreign governmental issuers. The types of foreign government obligations in which the Fund invests includes debt obligations of foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities, and supranational organizations, such as the World Bank. The Fund may also invest in "semi-government securities" which are debt obligations issued by entities owned by either a national, state, or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investment Restrictions:

The investment restrictions of the Income Series and the Fund described below are fundamental and may not be changed without a Majority Vote of the shareholders of the Income Series and the Fund, respectively.

As a matter of fundamental policy, the Income Series may not lend any funds or other assets, except: (1) by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities; and (2) the Income Series may loan up to 10% of its portfolio securities to qualified broker/dealers or other institutional investors who deposit with the Income Series' custodian bank cash collateral equal to 102% of the value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. The Fund may not make loans to other persons except:
(1) through the lending of its portfolio securities; (2) through the purchase of debt securities in accordance with its investment objectives and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may lend its portfolio securities subject to the following guidelines: (1) the borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents or U.S. government securities having a value at all times not less than 102% of the value of the securities loaned;
(2) the borrower adds to such collateral whenever the price of the securities loan rises, (3) the loan is made subject to termination by the Fund at any time; and (4) the Fund received reasonable interest on the loan. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund's total assets.

Neither the Income Series nor the Fund may invest more than 25% of their total assets in securities of companies engaged in any one industry. With respect to the Income Series and the Fund, this restriction does not apply to securities issued or guaranteed by the U.S. government or its instrumentalities and, with respect to the Fund, agencies of the U.S. government.

As a fundamental policy, the Income Series does not borrow money, issue senior securities, mortgage, hypothecate, or pledge any of its assets except to secure permitted borrowings and in connection with collateral arrangements on loans of portfolio securities. Both the Income Series and the Fund may borrow for temporary or emergency purposes in an amount up to 5% of their total asset value. The Fund is permitted to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund's total assets.

Neither the Income Series nor the Fund may act as underwriter of securities of other issuers, except insofar as they may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities and, in the case of the Fund, the issuance of its own shares.

The Income Series may not invest more than 5% of the value of its gross assets in the securities of any one issuer. The Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets (taken at market value at the time of investment) in securities of any one issuer. This restriction with respect to both the Income Series and the Fund does not apply to securities issued or guaranteed by the U.S. government or its instrumentalities and, with respect to the Fund, agencies of the U.S. government.

Neither the Income Series nor the Fund may purchase the securities of any issuer which would result in the Income Series or the Fund owning more than 10% of the outstanding voting securities of such issuer. With respect to the Fund, this restriction applies at the time of acquisition and does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Income Series may not purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund does not have a comparable restriction in this regard. The Income Series also may not retain securities of any issuer if, to the knowledge of the Income Series, one or more of its officers, directors or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

Neither the Income Series nor the Fund may invest in companies for the purpose of exercising control or management. The Income Series may not purchase the securities of other investment companies, except to the extent the Income Series invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds (the "Money Funds"). The Income Series may purchase shares of the Money Funds, provided (i) its purchases and redemptions of such Money Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Income Series' shares (as determined under Rule 12b-1, as amended under the federal securities laws); and (iii) aggregate investments by the Income Series' in any such Money Fund do not exceed (A) the greater of (i) 5% of the Income Series' total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such Money Fund. The Fund does not have a comparable exception from this restriction on investing in investment company securities. However, the Fund's restriction in this regard provides that it may only acquire securities of other investment companies if the amount does not exceed the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other plan of reorganization.

The Income Series may not invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof. However, as described above, the Income Series may write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. The Fund may not purchase or sell commodity or commodity contracts, except that the Fund may enter into forward commitment contracts, futures contracts and options on futures contracts with respect to securities or foreign currencies.

The Income Series may not invest in, and the Fund may not purchase or sell, interests in oil, gas or mineral exploration or development programs and, with respect to the Fund, real estate or any interest therein. The Fund, however, may invest in securities issued by companies (including partnerships and real estate investment trusts) that invest in such interests or are engaged in such activities and in mortgage related securities. The Income Series is also prohibited from acquiring, leasing or holding real estate, except as may be necessary or advisable for the maintenance of its offices.

The Income Series may not purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. The Fund does not have such a restriction.

The Fund may not invest in collateralized mortgage obligations and real estate mortgage investment conduit residual interests or residual interests of asset-backed securities. The Income Series does not have such fundamental restriction.

The Income Series will not buy any securities on "margin" or sell any securities "short." The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and further provided that, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

Risk Factors. As indicated above, both the Income Series and the Fund may concentrate their investments in debt securities. Depending upon prevailing market and economic conditions, the Income Series may invest in fixed-income debt securities regardless of their ratings (including securities in the lowest rating categories) or in securities which are not rated. Like all bonds, the value of the Income Series' fixed-income debt investments generally share an inverse relationship with market interest rates. For example, when interest rates rise, the value of the Income Series' debt investments tends to fall. Conversely, when market interest rates decline, the value of these securities tends to rise. The Fund concentrates its assets in corporate debt securities that have high income producing characteristics. The market values of such securities will typically fluctuate more than the market value of higher quality fixed-income securities in response to interest rate changes, changes in general economic conditions and changes in business conditions affecting specific industries in which such issuers are engaged.

The Fund invests a substantial portion of its assets in derivative mortgage-backed securities, such as stripped mortgage-backed securities, which are highly sensitive to changes in prepayment and interest rates and have greater market volatility than zero coupon and high income producing securities. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. The Manager will attempt to manage prepayment risk through diversification and hedging.

The Fund invests a substantial portion of its assets in zero coupon securities. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The Income Series may invest up to 100% of its net assets in non-investment grade securities ("junk bonds") which tend to be more sensitive to economic conditions and individual developments affecting the issuer. The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. Securities rated B or lower are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings, which represent the opinions of the rating services with respect to the securities, are not absolute standards of quality, will be considered in connection with investments of the Income Series' and Fund's assets but will not be a determining or limiting factor.

Both the Income Series and the Fund may engage in covered call writing. The risks associated with covered call writing are such that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, a fund will not participate in the increase in price beyond the exercise price. If the Income Series or the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by Income Series or the Fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the price of the securities which are the subject of the hedge. With respect to the writing of calls on stock index options by the Fund, because exercises of index options are settled in cash, when the Fund writes calls on stock index options, it cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call written by it, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding its borrowing authority) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

There is also a timing risk. When the Fund has written a call, there is a risk that the market may decline between the time the Fund has a call exercised against it (or receives notice of the exercise) at a price which is fixed as of the closing level of the index on the date of exercise and the time the Fund is able to sell securities in its portfolio. As with options on securities, the Fund may not learn that an index option has been exercised until the day following the exercise date. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with options on securities.

With respect to the purchasing of index puts and calls, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

The Income Series' and the Fund's successful use of options depends upon their respective investment manager's ability to predict the general direction of the market or a particular industry, which requires skills and techniques different from those necessary for predicting changes in the prices of individual stocks, and is subject to various additional risks.

As with any extension of credit, loans by the Income Series and the Fund may be subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities are only made to firms deemed by Advisers to be of good standing, and when, in the judgment of Advisers, the income which can be earned currently from such loans justifies the attendant risk.

Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Income Series or the Fund to the seller, collateralized by the underlying security. With respect to the repurchase agreements, a default by the seller might cause the Income Series or the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Income Series or the Fund might also incur disposition costs in liquidating the collateral. However, the Income Series and the Fund intend to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

The Income Series' and the Fund's investments in foreign securities, where delivery takes place outside the U.S., involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency exchange controls, including currency blockage, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Income Series and the Fund hold. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Income Series and the Fund. Investment in foreign securities may also subject the Income Series and the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments.

Investments made by the Fund and the Income Series on a "when-issued" or "delayed delivery" basis are subject to market fluctuations and to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into.

Investments by the Fund and the Income Series in loan participations or other debt securities which are in default carry a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

Investments in trade claims by the Fund and the Income Series are speculative and carry a high degree of risk as there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Further, trading in claims is not regulated by federal securities laws or the U.S. Securities and Exchange Commission.

Distribution Plan. The Income Series has three classes of shares; two of the classes, Class I and Class II, have separate distribution plans under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. The Income Series has adopted a distribution plan for Class I (the "Class I Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a registered open-end investment company to bear expenses relating to the distribution of its shares only pursuant to a written plan that has been approved by the fund's directors and shareholders.

In August, September, October and November 1993, the Board of Directors, including the Independent Directors who have no direct or indirect financial interest in the operation of the Class I Plan or any related agreements, reviewed the Class I Plan described below with the assistance of the Custodian Fund's independent legal counsel. After carefully evaluating the potential benefits of the Class I Plan to the Income Series and its shareholders, both the directors as a whole, and the Independent Directors voting separately, unanimously approved the Class I Plan and determined to recommend the Class I Plan to and for approval by shareholders. The shareholders of Class I of the Income Series approved the Class I Plan at a meeting held on April 18, 1994, and the Effective Date of the Class I Plan was May 1, 1994.

The Class I Plan provides that the Income Series shall reimburse FTDI or others for all expenses incurred by FTDI or others in the promotion and distribution of the Income Series' Class I shares in an amount not to exceed 15/100 of 1% per annum of its average daily net assets. Reimbursable expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing of sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares of the Income Series, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with Custodian Funds on behalf of the Income Series, FTDI or its affiliates.

In addition to the payments which the Income Series is otherwise authorized to make under the Class I Plan, to the extent that certain parties make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Income Series within the context of Rule 12b-1, then such payments are deemed to have been made pursuant to the Class I Plan.

Under the Class I Plan, FTDI furnishes to the Board of Directors of Custodian Funds, for their review, on a quarterly basis, a written report of the monies reimbursed to it and to others under the Class I Plan, and shall furnish the Board with such other information as the Board of Directors may reasonably request in connection with the payments under the Class I Plan in order to enable the Board of Directors to make an informed determination of whether the Class I Plan shall be continued. The Class I Plan shall continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by the Board of Directors of Custodian Funds, including the Independent Directors, cast in person at a meeting called for the purpose of voting on the Class I Plan. The Class I Plan, or any agreements entered into pursuant to the Class I Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities, or by vote of a majority of the Independent Directors, on not more than sixty (60) days' written notice, or by FTDI on not more than sixty (60) days' written notice. In addition, the Class I Plan terminates automatically in the event of any act that constitutes an assignment of the management agreement with Advisers.

The Fund is a closed-end investment company whose shares are traded on an exchange and, therefore, there is not a continuous distribution of the shares of the Fund. Consequently, unlike the Income Series, the Fund is not subject to a plan pursuant to the terms of Rule 12b-1 under the 1940 Act with respect to the on-going distribution of its shares.

SOLICITATION AND REVOCATION
OF PROXIES AND VOTING INFORMATION

When is the Special Meeting of Shareholders?

The enclosed proxy is solicited by and on behalf of the Board of Trustees of the Fund in connection with a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 777 Mariners Island Boulevard, San Mateo, California 94404, on June 5, 1998 at 2:00 p.m. Pacific time, and at any or all adjournments thereof. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the meeting and casting your votes in person.

What are the expenses of the Special Meeting vote?

The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. The Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne one-third by the Fund and one-third by Advisers and one-third by the Income Series. In addition to solicitations by mail, some of the officers and employees of the Fund and Advisers, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $16,659 and $24,600.

Who may vote at the Special Meeting?

Shareholders of record of the Fund at the close of business on April 3, 1998 (the "Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. On the Record Date, there were 20,462,600 outstanding shares of the Fund. Each Shareholder will be entitled to one vote for each share of the Fund held on the Record Date.

What other business will be discussed at the Special Meeting?

The Board of Trustees does not intend to bring any matters before the Special Meeting other than the proposal described above and is not aware of any other matters to be brought before the Special Meeting or any adjournments thereof by others. If any other matter legally comes before the Special Meeting, your shares will be voted in accordance with the recommendation of the Board of Trustees of the Fund.

What if the proposal is not approved at the Special Meeting?

In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting in person or by proxy. The proxies will vote in the best interest of management and all Shareholders in proposing adjournment or in voting on an adjournment proposed by a Shareholder.

Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Special Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the meeting have been approved. Under Maryland law, abstentions and broker non-votes would be treated in the same manner.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: for the approval of the Agreement and Plan; and, in the discretion of the proxyholders, upon such other matters not now known or determined as may legally come before the Special Meeting.

PRINCIPAL SHAREHOLDERS

To the knowledge of Income Series and the Fund, no person owned 5% or more of their outstanding securities as of the Record Date, although from time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total outstanding shares of the Class I shares of the Income Series or the Fund. All of the respective officers, trustees and directors of the Fund and Custodian Funds, as a group, owned less than 1% of the outstanding voting securities of the Fund and the Class I shares of the Income Series, as relevant.

ADDITIONAL MATTERS REGARDING THE FUND

This section sets forth additional information about the Fund which is not contained elsewhere in this Prospectus/Proxy Statement.

History of Public Trading of the Fund's Shares. The following table shows the history of public trading of the shares of beneficial interest of the Fund by quarter for the last two fiscal years:

                                                                           Percentage
                                Net Asset Value     Market Price            Discount
                             -------------------  -----------------   -----------------
Quarter Ended                 High        Low      High       Low       High     Low
---------------------------- --------   --------  -------   -------   -------   -------
March 31, 1996 ............. $  8.91    $  8.51   $ 7.88    $ 7.50    14.87%     8.11%
June 30, 1996 .............. $  9.25    $  8.75   $ 8.00    $ 7.50    15.67%    11.11%
September 30, 1996 ......... $  9.46    $  8.28   $ 8.25    $ 7.75    15.69%     1.87%
December 31, 1996 .......... $  9.64    $  9.26   $ 8.38    $ 8.00    15.88%    10.52%
March 31, 1997 ............. $  9.48    $  8.97   $ 8.88    $ 8.25    11.48%     3.74%
June 30, 1997 .............. $  9.40    $  8.78   $ 9.00    $ 8.25     8.33%     3.01%
September 30, 1997 ......... $ 10.08    $  9.28   $ 9.19    $ 8.75    10.71%     4.36%
December 31, 1997 .......... $ 10.30    $ 10.00   $ 9.31    $ 9.00    12.11%     8.07%
March 31, 1998 ............. $ 10.35    $  9.96   $ 9.69    $ 9.25     8.79%     3.32%

The Shares generally have traded at a discount from net asset value since January 19, 1989. On March 31, 1998, the shares traded at a market price of $9.56 with a net asset value of $10.15. There is an unlimited amount of shares of the Fund authorized. As of March 31, 1998, there were no shares held by, or for the account of, the Fund.

Portfolio Management. Since September 1991, Chauncey Lufkin has been the person primarily responsible for the day-to-day portfolio management of the Fund's portfolio. He joined Advisers in 1990 as a specialist in restructuring and distressed securities. Prior to 1990, Mr. Lufkin worked for the special finance group of Manufacturers Hanover Trust Co. and in the leveraged finance division at Security Pacific National Bank. Mr. Lufkin received his Bachelor of Arts degree from St. Lawrence University.

INFORMATION ABOUT CUSTODIAN FUNDS

Information about the Income Series is included in the current Prospectus and Annual Report of Custodian Funds, each of which is attached to this Prospectus/Proxy Statement and incorporated by reference herein. Additional information about the Income Series is included in the Custodian Funds' Statement of Additional Information, dated February 1, 1998, the same date as the Custodian Funds' Prospectus. Both the Custodian Funds' Statement of Additional Information and the Prospectus have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference herein. Copies of the Statement of Additional Information and the Custodian Fund's Prospectus may be obtained without charge by writing to the Income Series or calling 1-800/DIAL BEN.

Custodian Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the U.S. Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the U.S. Securities and Exchange Commission at 450 Fifth Street N.W., Washington, DC 20549, at the Los Angeles Regional Office of the U.S. Securities and Exchange Commission at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036-3648, at the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, and at the offices of the Income Series at 777 Mariners Island Boulevard, San Mateo, CA 94404.

INFORMATION ABOUT THE FUND

Information about the Fund is incorporated herein by reference from its Form N-2, dated November 25, 1988, as amended to date, and current Annual Report, copies of which may be obtained without charge by writing or calling the Fund at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by the Fund may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the U.S. Securities and Exchange Commission at 450 Fifth Street N.W., Washington, DC 20549, at the Los Angeles Regional Office of the U.S. Securities and Exchange Commission at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036-3648, at the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549 and at the offices of the Fund at 777 Mariners Island Boulevard, San Mateo, CA 94404.

The shares of beneficial interest of the Fund are listed on the New York Stock Exchange and, in accordance with the requirements of the New York Stock Exchange, the Fund files proxy materials, reports and other information with the New York Stock Exchange. These materials can be inspected at the New York Stock Exchange located at 11 Wall Street, New York, NY 10005, or telephone the New York Stock Exchange at (212) 656-3000.

TRANSFER AGENT AND CUSTODIAN

Franklin/Templeton Investor Services, Inc., a wholly owned subsidiary of Resources, serves as the shareholder servicing agent, transfer agent, and dividend disbursing agent for Custodian Funds. Bank of New York, Mutual Funds Division is the custodian for Custodian Funds. The main office of Franklin/Templeton Investor Services, Inc. is 777 Mariners Island Blvd., San Mateo, CA 94404. The main office of the Bank of New York is 90 Washington St., New York, NY 10286.

First Data Investor Services Group, Inc., a wholly owned subsidiary of First Data Corporation, serves as the dividend disbursing agent, the transfer agent, and registrar, for the Fund. The main office of First Data Investor Services Group, Inc. is 53 State St., Boston, MA 02109. The Bank of New York serves as the custodian for the Fund (see address above).

EXHIBITS TO COMBINED

PROSPECTUS AND PROXY STATEMENT

Exhibit

A Agreement and Plan of Reorganization between Franklin Principal Maturity Trust and Franklin Custodian Funds, Inc. on behalf of its Income Series.

B    Prospectus dated February 1, 1998 of Franklin Custodian Funds, Inc.

C    Annual Report dated September 30, 1997 of Franklin Custodian Funds, Inc.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION, made as of this ____ day of ______ , 1998 by and between Franklin Custodian Funds, Inc. ("Custodian Funds"), a corporation organized under the laws of the State of Delaware in 1947 and reincorporated under the laws of the State of Maryland in 1979, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404 and Franklin Principal Maturity Trust ("PMT"), a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "Agreement"). Custodian Funds is an open-end management investment company consisting of five series and is registered under the Investment Company Act of 1940. PMT is organized as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust, as amended and restated December 13, 1988 with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Income Series of Custodian Funds of substantially all of the property, assets and goodwill of PMT in exchange solely for shares of common stock of Class I ("Class I Shares") of the Income Series, $0.01 par value, (ii) the distribution of such shares of common stock of the Class I Shares of the Income Series to the shareholders of PMT according to their respective interests, and (iii) the dissolution of PMT as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of PMT

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Custodian Funds on behalf of the Income Series herein contained, and in consideration of the delivery by Income Series of the number of its Class I Shares hereinafter provided, PMT agrees that it will convey, transfer and deliver to Custodian Funds for the benefit of the Income Series at the Closing all of the then existing assets of PMT free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption) except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution as contemplated hereunder), which costs and expenses shall be established on PMT's books as liability reserves, (2) to discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date, and (3) to pay such contingent liabilities as the trustees shall reasonably deem to exist against PMT, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on PMT's books (hereinafter "Net Assets"). PMT shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of PMT herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Custodian Funds agrees at the Closing to deliver to PMT the number of Income Series' Class I Shares of common stock ($0.01 par value) determined by dividing the aggregate value of the Net Assets of PMT on the Closing Date by the net asset value per share of the Class I Shares of Income Series as of 1:00 P.M. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) Immediately following the Closing, PMT shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the Class I Shares of Income Series received by PMT pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Class I Shares of Income Series of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of common stock of the Class I Shares of Income Series shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of PMT shall be entitled to surrender the same to the transfer agent for Income Series and request in exchange therefor a certificate or certificates representing the number of shares of common stock of the Class I Shares of Income Series into which the shares of beneficial interest of PMT theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of PMT shall be deemed for all Income Series' purposes to evidence ownership of the number of Class I Shares of Income Series into which the shares of beneficial interest of PMT (which prior to the Closing were represented thereby) have been converted.

2. Valuation

(a) The value of PMT's Net Assets to be acquired by Income Series hereunder shall be computed as of 1:00 P.M. Pacific Time on the Closing Date using the valuation procedures set forth in PMT's registration statement on Form N-2 dated November 25, 1988 as amended to date.

(b) The net asset value of the Class I Shares of Income Series shall be determined to three decimal places as of 1:00 P.M. Pacific Time on the Closing Date, using the valuation procedures as set forth in Income Series' then effective prospectus.

(c) The net asset value of a share of beneficial interest of PMT shall be determined to eight decimal places as of 1:00 P.M. Pacific Time on the Closing Date, using the valuation procedures as set forth in the PMT's registration statement on Form N-2 dated November 25, 1988 as amended to date.

3. Closing and Closing Date

The Closing Date shall be June 26, 1998 or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Custodian Funds, 777 Mariners Island Boulevard, San Mateo, California 94404 at 2:00 p.m. Pacific Time on the Closing Date. PMT shall have provided for delivery as of the Closing of those Net Assets to be transferred to Income Series' Custodian, Bank of New York, 90 Washington Street, New York, New York 10286. Also, PMT shall deliver at the Closing a list of names and addresses of the shareholders of record of PMT and the number of shares of beneficial interest of PMT owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 P.M. Pacific Time on the Closing Date, certified by its Transfer Agent or by its President to the best of their knowledge and belief. Custodian Funds shall issue and deliver a certificate or certificates evidencing the Class I Shares of Income Series to be delivered to said Transfer Agent registered in such manner as PMT may request, or provide evidence satisfactory to PMT that such shares of the Class I Shares of Income Series have been registered in an account on the books of Income Series in such manner as PMT may request.

4. Representations and Warranties by PMT

PMT represents and warrants to Custodian Funds that:

(a) PMT is a business trust created under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 13, 1988, and is validly existing and in good standing under the laws of that state. PMT is duly registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital and those shares sold pursuant to PMT's Dividend Reinvestment Plan.

(b) PMT has elected to be treated as a regulated investment company
("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as a RIC for each taxable year of its operations, and will continue to qualify as a RIC as of the Closing Date with respect to its final taxable year ending upon its liquidation.

(c) PMT is authorized to issue an unlimited number of shares of beneficial interest, par value $.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.
(d) The financial statements appearing in PMT's Annual Report to Shareholders for the period ending November 30, 1997, audited by Coopers & Lybrand L.L.P., copies of which have been delivered to Custodian Funds, fairly present the financial position of PMT as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) The books and records of PMT made available to Custodian Funds and/or its counsel, accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of PMT.

(f) PMT has the necessary power and authority to conduct its business as such business is now being conducted.

(g) PMT is not a party to or obligated under any provision of its Agreement and Declaration of Trust, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(h) PMT is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) There is no intercorporate indebtedness existing between PMT and Custodian Funds that was issued, acquired, or will be settled at a discount.

(j) PMT does not have any unamortized or unpaid organizational fees or expenses.

5. Representations and Warranties by Custodian Funds

Custodian Funds represents and warrants to PMT that:

(a) Custodian Funds is a corporation organized under the laws of the State of Delaware on November 28, 1947 and reincorporated under the laws of the State of Maryland on October 16, 1979, and is validly existing and in good standing under the laws of that state. Custodian Funds is duly registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company and all its shares sold have been sold pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) Custodian Funds has three classes of capital stock, which are issued in five separate series. The authorized capital stock of Custodian Funds consists of 19,000,000,000 shares of common stock, with $0.01 par value, with 9,200,000,000 designated as Income Series' shares (4,600,000,000 allocated to Income Series Class I; 3,600,000,000 allocated to Income Series Class II; 1,000,000,000 allocated to Income Series Advisor Class). Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of common stock of the Class I Shares of Income Series issued pursuant to the Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

(c) At the Closing, all shares of common stock of Income Series will be duly qualified for offering to the public in all states of the United States in which qualification of such shares is required in order for the transaction contemplated under this Agreement to take place, and there are a sufficient number of such shares registered under the Securities Act of 1933, as amended, to permit the transfers contemplated by this Agreement to be consummated.

(d) The financial statements appearing in Custodian Funds' Annual Report to Shareholders for the fiscal year ending September 30, 1997, audited by Coopers & Lybrand L.L.P., copies of which have been delivered to PMT, fairly present the financial position of Income Series as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Custodian Funds has the necessary power and authority to conduct its business as such business is now being conducted.

(f) Custodian Funds is not a party to or obligated under any provision of its Articles of Incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(g) Income Series of Custodian Funds has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

(h) Neither PMT nor Custodian Funds is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) Income Series of the Custodian Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any stock of PMT.

6. Representations and Warranties by PMT and Custodian Funds

PMT and Custodian Funds each represents and warrants to the other that:

(a) The statement of assets and liabilities to be furnished by it as of 1:00 P.M. Pacific Time on the Closing Date for the purpose of determining the number of shares of common stock of the Class I Shares of Income Series to be issued pursuant to Section 1 of this Agreement will accurately reflect its net assets in the case of PMT and its net assets in the case of Income Series, and outstanding shares of beneficial interest or shares of common stock, as the case may be, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) In the case of PMT, except as disclosed in its Form N-2 as amended and supplemented to date, and in current reports, and, in the case of Custodian Funds and Income Series, except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(e) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees or Board of Directors, as the case may be, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

(f) Neither PMT nor the Income Series of the Custodian Funds anticipate that the consummation of this Agreement will cause either to fail to conform to the requirements of Subchapter M of the Code, for federal income taxation as a RIC at the end of the fiscal year in which the Closing Date occurs.

7. Covenants of PMT and Custodian Funds

(a) PMT and Custodian Funds each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

(b) PMT undertakes that it will not acquire Income Series' Class I Shares for the purpose of making distributions thereof other than to PMT's shareholders.

c) PMT undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended, for an order declaring that it has ceased to be an investment company.

(d) PMT and Custodian Funds each agree that by the Closing, all of its Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e) PMT will at the Closing provide Custodian Funds with a copy of the shareholder ledger accounts for all the shareholders of record of PMT as of 1:00 P.M. Pacific Time on the Closing Date, who are to become shareholders of Class I Shares of Income Series as a result of the transfer of assets which is the subject of this Agreement, certified by its Transfer Agent or its President to the best of their knowledge and belief.

(f) PMT agrees to mail to each shareholder of record of PMT entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations, respectively, thereunder.

(g) Custodian Funds will file with the U.S. Securities and Exchange
Commission a Registration Statement on Form N-14 under the Securities Act of 1933, as amended ("Registration Statement") relating to the Class I Shares of Income Series issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Registration Statement becomes effective, at the time of the PMT shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by PMT and Custodian Funds

The obligations of PMT and Custodian Funds to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors or Trustees, as relevant, certified by the Secretary or equivalent officer.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the Investment Company Act of 1940, as amended, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under
Section 25(c) of the Investment Company Act of 1940, as amended, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the holders of at least two-thirds of the outstanding shares of beneficial interest of PMT shall have voted in favor of the adoption of this Agreement and the Plan of Reorganization contemplated hereby at an annual or special meeting.

(e) That PMT shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income, if any, for the period from the close of its last fiscal year to 1:00 P.M. Pacific Time on the Closing Date, and (ii) any undistributed net investment income from any prior period.

(f) That prior to or at the Closing, PMT and Custodian Funds shall receive an opinion of counsel letter stating that provided the acquisition contemplated hereby is carried out in accordance with this Agreement:

(1) Provided the acquisition is carried out in accordance with the applicable laws of Maryland, the acquisition by Income Series of substantially all the assets of PMT as provided for herein in exchange for Class I Shares of Income Series will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and PMT and Income Series will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by PMT upon the transfer of substantially all of its assets to Income Series in exchange solely for voting shares of the Class I Shares of Income Series (Sections 361(a) and 357(a) of the Code);

(3) No gain or loss will be recognized by Income Series upon the receipt of substantially all of the assets of PMT in exchange solely for voting shares of Class I Shares of Income Series (Section 1032(a) of the Code). No opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

(4) The basis of the assets of PMT received by Income Series will be the same as the basis of such assets to PMT immediately prior to the exchange (Section 362(b) of the Code);

(5) The holding period of the assets of PMT received by Income Series will include the period during which such assets were held by PMT (Section 1223(2) of the Code);

(6) No gain or loss will be recognized to the shareholders of PMT upon the exchange of their shares in PMT for voting shares of the Class I Shares of Income Series (Section 354(a) of the Code);

(7) The basis of Income Series' Class I Shares received by PMT's shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of PMT exchanged therefor (Section 358(a)(1) of the Code);

(8) The holding period of Income Series' Class I Shares received by
PMT's shareholders (including fractional shares to which they may be entitled) will include the holding period of PMT's shares surrendered in exchange therefor, provided that PMT's shares were held as a capital asset on the date of the exchange (Section 1223(1)of the Code); and

(9) Income Series will succeed to and take into account as of the date of the proposed transfer the items of PMT described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of PMT as of the date of the exchange (Section 381(a) of the Code and Income Tax Regulation Section 1.381-1(a)), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of PMT and Custodian Funds with regard to matters of fact and certain certifications, and written statements of governmental officials with respect to the good standing of PMT and Custodian Funds.

(g) That Custodian Funds shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to PMT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) PMT was created as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 13, 1988, and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(2) PMT is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, and, assuming that the initial shares of beneficial interest were issued in accordance with the Investment Company Act of 1940, as amended, and the Agreement and Declaration of Trust and bylaws of PMT, and that all other outstanding shares of PMT were sold, issued and paid for in accordance with the terms of PMT's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

(3) PMT is a closed-end, diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

(4) Except as disclosed in the Form N-2, as amended to date, of PMT, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against PMT, the unfavorable outcome of which would materially and adversely affect PMT;

(5) All actions required to be taken by PMT to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of PMT; and

(6) This Agreement is the legal, valid and binding obligation of PMT and is enforceable against PMT in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles or any principles of public policy limiting the right to enforce the indemnification provisions contained therein.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of PMT with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of PMT.

(h) That PMT shall have received an opinion in form and substance satisfactory to it from Messrs. Bleakley Platt & Schmidt, counsel to Custodian Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Custodian Funds was incorporated under the laws of the State of Delaware on November 28, 1947 and reincorporated under the laws of the State of Maryland on October 16, 1979, and is validly existing and in good standing under the laws of that state;

(2) Custodian Funds has three classes of capital stock, which are issued in five separate series. The authorized capital stock of Custodian Funds consists of 19,000,000,000 shares of common stock with $0.01 par value, with 9,200,000,000 designated as Income Series' shares (4,600,000,000 allocated to Income Series Class I; 3,600,000,000 allocated to Income Series Class II; 1,000,000,000 allocated to Income Series Advisor Class), and, assuming that the initial capital shares of Custodian Funds were issued in accordance with the Investment Company Act of 1940, as amended, and its Articles of Incorporation and that all other shares were sold, issued and paid for in accordance with the terms of Custodian Funds' prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

(3) Custodian Funds is an open-end, management investment company consisting of five series registered as such under the Investment Company Act of 1940, as amended;

(4) Except as disclosed in Custodian Funds' currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Custodian Funds, the unfavorable outcome of which would materially and adversely affect Custodian Funds or the Income Series;

(5) The Class I Shares of Income Series to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Income Series;

(6) All corporate actions required to be taken by Custodian Funds to authorize this Agreement and to effect the Plan of Reorganization have been duly authorized by all necessary corporate action on the part of Custodian Funds;

(7) Neither the execution, delivery nor performance of this Agreement by Custodian Funds violates any provision of its Articles of Incorporation, its bylaws, or the provisions of any agreement or other instrument, known to such counsel to which Custodian Funds is a party or by which Custodian Funds is otherwise bound; this Agreement is the legal, valid and binding obligation of Custodian Funds and is enforceable against Custodian Funds in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and

(8) The Registration Statement of which the Prospectus of the Income Series is a part, dated February 1, 1998 (the "Prospectus"), is, at the time of the signing of this Agreement, effective under the Securities Act of 1933, as amended, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and nothing has come to its attention which causes it to believe that at the time the Prospectus became effective, or at the time of the signing of this Agreement, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel know of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Custodian Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Custodian Funds.

(i) That PMT shall have received a certificate from the President and Secretary of Custodian Funds to the effect that the statements contained in the Income Series Prospectus dated February 1, 1998, at the time the Prospectus became effective, at the date of the signing of this Agreement and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(j) That Custodian Funds' Registration Statement with respect to the shares of the Class I Shares of Income Series to be delivered to PMT shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k) That the shares of Income Series to be delivered hereunder shall have been registered with each state commission or agency with which such registration is required in order to permit the Class I Shares lawfully to be delivered to each PMT shareholder.

(l) That at the Closing, PMT transfers to Income Series at least 90% in fair market value of PMT's total net assets and 70% of the fair market value of the total gross assets recorded on the books of PMT on the Closing Date.

9. Brokerage Fees and Expenses

(a) PMT and Custodian Funds each represents and warrants to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Agreement shall be borne one-third by PMT, one-third by the Income Series and one-third by Franklin Advisers, Inc.

10. Termination; Postponement; Waiver; Order

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of PMT) prior to the Closing or the Closing may be postponed as follows:

(1) by mutual consent of PMT and Custodian Funds;

(2) by Custodian Funds if any condition of its obligations set forth in
Section 8 has not been fulfilled or waived by Custodian Funds; and

(3) by PMT if any condition of its obligations set forth in Section 8 has not been fulfilled or waived by PMT.

An election by PMT or Custodian Funds to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Trustees of PMT or the Board of Directors of Custodian Funds.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 1998, the Agreement shall automatically terminate on that date, unless a later date is agreed to by both Custodian Funds and PMT by its Board of Directors and Board of Trustees, respectively.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either PMT or Custodian Funds or persons who are their trustees, directors, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either PMT or Custodian Funds, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Trustees of PMT or the Board of Directors of Custodian Funds, if, in the judgment of the Board of Trustees of PMT or the Board of Directors of Custodian Funds (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of PMT or Income Series, on behalf of which such action is taken.

(e) The respective representations, warranties and covenants contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither PMT nor Custodian Funds nor any of their officers, trustees, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, director, agent or shareholder of PMT or Custodian Funds against any liability to the entity for which that officer, trustee, director, agent or shareholder so acts or to its shareholders to which that officer, trustee, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Trustees of PMT and the Board of Directors of Custodian Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of PMT, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Class I Shares of Income Series to be issued to PMT in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of PMT prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless PMT shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13. Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to PMT at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention:
Mr. Edward B. Jamieson, President, or Custodian Funds at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Mr. Charles B. Johnson, President, as the case may be.

14. Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, Franklin Principal Maturity Trust and Franklin
Custodian Funds, Inc. have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN CUSTODIAN FUNDS, INC.

Attest:

Assistant Secretary



BY:___________________________
   Deborah Gatzek
   Vice President

FRANKLIN PRINCIPAL MATURITY TRUST

Attest:

Assistant Secretary



BY:___________________________
   Deborah R. Gatzek
   Vice President


PROSPECTUS & APPLICATION
FRANKLIN CUSTODIAN FUNDS, INC.
FEBRUARY 1, 1998

UTILITIES SERIES
INCOME SERIES
INVESTMENT STRATEGY
GROWTH & INCOME

GROWTH SERIES
DYNATECH SERIES
INVESTMENT STRATEGY
GROWTH

U.S. GOVERNMENT SECURITIES SERIES
INVESTMENT STRATEGY
INCOME

This prospectus describes Class I and Class II shares of the five series of Franklin Custodian Funds, Inc. ("Custodian Funds"). Each series may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

Utilities Series, Income Series, Growth Series and U.S. Government Securities Series currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Custodian Funds has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated February 1, 1998, which may be amended from time to time. It includes more information about the Custodian Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN CUSTODIAN FUNDS, INC.
February 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary .............................................................2
Financial Highlights ........................................................4
How Does the Fund Invest Its Assets? ........................................13
What Are the Risks of Investing in the Fund? ................................24
Who Manages the Fund? .......................................................29
How Does the Fund Measure Performance? ......................................33
How Taxation Affects the Fund and Its Shareholders ..........................34
How Is the Fund Organized? ..................................................37

ABOUT YOUR ACCOUNT
How Do I Buy Shares? ........................................................38
May I Exchange Shares for Shares of Another Fund? ...........................46
How Do I Sell Shares? .......................................................49
What Distributions Might I Receive From the Fund? ...........................52
Transaction Procedures and Special Requirements .............................53
Services to Help You Manage Your Account ....................................57
What If I Have Questions About My Account? ..................................60

GLOSSARY
Useful Terms and Definitions ................................................60

APPENDIX
Description of Ratings ......................................................63

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended September 30, 1997. The Fund's actual expenses may vary.


                                 GROWTH   UTILITIES  INCOME   U.S. GOVERNMENT  DYNATECH
                                 SERIES    SERIES    SERIES  SECURITIES SERIES  SERIES

A.SHAREHOLDER TRANSACTION EXPENSES+

  CLASS I

  Maximum Sales Charge (as a percentage
   of Offering Price)               4.50%    4.25%    4.25%      4.25%         4.50%

   Paid at time of purchase++       4.50%    4.25%    4.25%      4.25%         4.50%

   Paid at redemption++++           NONE     NONE     NONE       NONE          NONE

  Exchange Fee (per transaction)   $5.00*   $5.00*   $5.00*     $5.00*         NONE

  Class II

  Maximum Sales Charge (as a
  percentage of Offering Price)     1.99%    1.99%    1.99%      1.99%         1.99%

   Paid at time of purchase+++      1.00%    1.00%    1.00%      1.00%         1.00%

   Paid at redemption++++           0.99%    0.99%    0.99%      0.99%         0.99%

  Exchange Fee (per transaction)   $5.00*   $5.00*    5.00*     $5.00*         NONE

  B.Annual Fund Operating Expenses
 (as a percentage of average net assets)

  Class I

  Management Fees                   0.48%    0.46%    0.46%      0.45%         0.60%

  Rule 12b-1 Fees**                 0.23%    0.13%    0.15%      0.09%         0.22%

  Other Expenses                    0.18%    0.16%    0.11%      0.10%         0.22%
                                    -----------------------------------------------

  Total Fund Operating Expenses     0.89%    0.75%    0.72%      0.64%         1.04%
                                    ===============================================

  Class II

  Management Fees                   0.48%    0.46%    0.46%      0.45%         0.60%

  Rule 12b-1 Fees**                 1.00%    0.65%    0.65%      0.65%         1.00%

  Other Expenses                    0.18%    0.16%    0.11%      0.10%         0.22%
                                    -----------------------------------------------

  Total Fund Operating Expenses     1.66%    1.27%    1.22%      1.20%         1.82%
                                    ===============================================

C. Example

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.



                  GROWTH    UTILITIES  INCOME     U.S. GOVERNMENT    DYNATECH
                  SERIES     SERIES    SERIES     SECURITIES SERIES   SERIES

  CLASS I

  1 Year       $ 54        $ 50       $ 50           $ 49         $ 55
  3 Years         $ 72        $ 65       $ 65           $ 62         $ 77
  5 Years         $ 92        $ 82       $ 81           $ 77         $100
  10 Years        $150        $132       $128           $119         $166

  CLASS II

  1 Year          $ 37        $ 33       $ 32           $ 32         $ 38
  3 Years         $ 62        $ 50       $ 48           $ 48         $ 67
  5 Years         $ 99        $ 79       $ 76           $ 75         $108
  10 Years        $205        $162       $156           $154         $222

  For the same Class II investment, you would pay projected expenses of $27 (Growth Series), $23 (Utilities Series), $22 (Income Series), $22 (U.S. Government Securities Series) and $28 (DynaTech Series) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For Utilities, Income and U.S. Government Securities Series, these fees may not exceed 0.15% for Class I and 0.65% for Class II. For Growth and DynaTech Series, these fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997. The Annual Report to Shareholders also includes more information about each Fund's performance. For a free copy, please call Fund Information.


GROWTH SERIES

                                                                       CLASS I+++
                                                                  YEAR ENDED SEPT. 30,
                                          1997     1996    1995   1994    1993     1992   1991     1990     1989     1988
                                          -------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year          $22.82  $19.38  $14.96  $14.25 $13.70  $13.45   $10.69   $11.97  $ 9.64  $10.39
                                            -------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                         .36     .22     .17     .19    .23     .23      .33      .32     .23     .21

 Net realized and unrealized
 gains (losses)                               4.34    3.53    4.43     .90    .58     .52     2.70    (1.19)   2.33    (.57)
                                              ------------------------------------------------------------------------------

Total from investment operations              4.70    3.75    4.60    1.09    .81     .75     3.03     (.87)   2.56    (.36)
                                              ==============================================================================

Less distributions:

 Dividends from net investment income         (.23)   (.16)   (.14)   (.30)  (.19)   (.35)    (.27)    (.21)   (.22)   (.20)

 Distributions from net realized gains        (.20)   (.15)   (.04)   (.08)  (.07)   (.15)      -      (.20)   (.01)   (.19)
                                              ------------------------------------------------------------------------------

Total distributions                           (.43)   (.31)   (.18)   (.38)  (.26)   (.50)    (.27)    (.41)   (.23)   (.39)
                                              ------------------------------------------------------------------------------

Net Asset Value, end of year                $27.09  $22.82  $19.38  $14.96 $14.25  $13.70   $13.45   $10.69  $11.97  $ 9.64
                                            ===============================================================================

Total return*                                20.84%  19.60%  31.11%   7.63%  5.87%   5.73%   28.65%   (7.55)% 27.02%  (3.28)%

Ratios/Supplemental Data

Net assets, end of year
(in millions)                             $1,436    $1,020   $713     $517   $561    $533   $331     $170    $135    $107

Ratio to average net assets:

 Expenses                                      .89%    .87%    .90%    .77%   .64%    .66%     .70%     .73%    .76%    .77%

 Net investment income                        1.60%   1.16%   1.08%   1.23%  1.64%   2.06%    2.58%    2.74%   1.94%   2.27%

Portfolio turnover rate                       1.77%   2.03%   1.39%   6.52%  1.70%    .81%    7.98%      -    -2.24%     -

Average commission rate paid***               $.0568  $.0543    -       -      -        -        -       -       -       -


                                                             CLASS II
                                                      YEAR ENDED SEPT. 30,
                                                      1997     1996    1995+
                                                      ----------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year                  $22.60   $19.33   $16.88
                                                    ------------------------

Income from investment operations:

 Net investment income                                 .20      .12      .02
                                                    ------------------------

 Net realized and unrealized gains                    4.25     3.46     2.43

Total from investment operations                      4.45     3.58     2.45
                                                      ======================

Less distributions:

 Dividends from net investment income                 (.15)    (.16)    -

 Distributions from net realized gains                (.20)    (.15)    -
                                                      ----------------------

Total distributions                                   (.35)    (.31)    -
                                                      ----------------------

Net Asset Value, end of year                        $26.70   $22.60   $19.33
                                                    ========================

Total return*                                        19.91%   18.73%   14.72%

Ratios/Supplemental Data

Net assets, end of year (in millions)              $117      $43       $4

Ratio to average net assets:

 Expenses                                             1.66%    1.63%    1.79%**

 Net investment income                                 .85%     .40%     .37%**

Portfolio turnover rate                               1.77%    2.03%    1.39%

Average commission rate paid***                       $.0568  $ .0543     -


DYNATECH SERIES
                                                                       CLASS I+++
                                                               YEAR ENDED SEPT. 30,
                                          1997     1996     1995   1994     1993    1992  1991    1990     1989    1988
-----------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

(for a share outstanding throughout
  the year)

Net Asset Value, beginning of year        $14.03   $12.78   $ 9.85  $10.29  $9.21  $8.68   $6.77  $7.63    $5.89   $7.08
                                          --------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                       .10      .06      .12     .07    .10    .12     .13    .15      .06     .04

 Net realized and unrealized gains (losses) 4.81     1.54     2.99     .21   1.21    .52    1.95   (.35)    1.72   (1.20)
                                            ------------------------------------------------------------------------------

Total from investment operations            4.91     1.60     3.11     .28   1.31    .64    2.08   (.20)    1.78   (1.16)
                                            ==============================================================================

 Dividends from net investment income       (.06)    (.12)    (.05)   (.12)  (.12)  (.11)   (.17)  (.06)    (.04)   (.03)

 Distributions from net realized gains      (.40)    (.23)    (.13)   (.60)  (.11)     -      -    (.60)      -       -
                                            ------------------------------------------------------------------------------

Total distributions                         (.46)    (.35)    (.18)   (.72)  (.23)  (.11)   (.17)  (.66)    (.04)   (.03)
                                            ------------------------------------------------------------------------------

Net Asset Value, end of year              $18.48   $14.03   $12.78  $ 9.85 $10.29  $9.21   $8.68  $6.77    $7.63   $5.89
                                          ================================================================================

Total return*                           35.63%   12.84%   32.10%  2.89%   14.36%  7.29%   31.21% (2.71)%  30.26%   (16.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in millions) $188     $105      $93    $67      $71    $65      $49     $37     $38       $34

Ratio to average net assets:

 Expenses                                1.04%    1.05%    1.01%   1.00%    .81%   .81%     .93%    .79%    .83%      .87%

 Net investment income                    .75%     .43%    1.11%    .69%   1.03%  1.42%    1.57%   2.09%    .90%      .68%

Portfolio turnover rate                  5.59%   11.94%    9.83%   9.73%  26.56% 10.70%    7.12%  11.34%      -      3.68%

Average commission rate paid***          $.0536   $.0551      -       -     -      -        -        -        -       -


                                                              CLASS II
                                                           YEAR ENDED SEPT. 30
                                                          1997           1996++
                                                       -------------------------

Per Share Operating Performance

(for a share outstanding throughout the year)

Net Asset Value, beginning of year                        $14.03       $13.57
                                                          -------------------

Income from investment operations:

 Net investment income                                       .07         -

 Net realized and unrealized gains                          4.66          .46
                                                           ------------------

Total from investment operations                            4.73          .46
                                                           ==================

Less distributions:
 Dividends from net investment income                       (.06)          -

 Distributions from net realized gains                      (.40)          -
                                                           ------------------

Total distributions                                         (.46)          -
                                                           ------------------

Net Asset Value, end of year                              $18.30       $14.03
                                                           ==================

Total return*                                              34.32%        3.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, at end of year (in millions)                   $3             -

RATIOS TO AVERAGE NET ASSETS:

 Expenses                                                   1.82%      1.85%**

 Net investment income                                       .25%      (.14)%**

Portfolio turnover rate                                     5.59%      11.94%

Average commission rate paid***                             $.0536      $.0551


UTILITIES SERIES
                                                                       CLASS I
                                                               YEAR ENDED SEPT. 30,
                                           1997    1996    1995    1994   1993    1992     1991     1990    1989    1988
                                           -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout
 the year)

Net Asset Value, beginning of year       $ 9.73   $9.75   $8.33   $10.78  $ 9.63   $8.81  $7.48  $8.10    $7.46   $7.72
                                         ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                      .53     .54     .53      .55     .53     .53    .54    .53      .55     .55

 Net realized and unrealized gains
 (losses)                                   .73     .03    1.42    (2.44)   1.17     .85   1.38   (.56)     .67    (.24)
                                            ----------------------------------------------------------------------------

Total from investment operations           1.26     .57    1.95    (1.89)   1.70    1.38   1.92   (.03)    1.22     .31
                                           ============================================================================

Less distributions:

 Dividends from net investment income      (.52)   (.52)   (.52)    (.52)   (.55)   (.56)  (.59)  (.58)    (.58)   (.57)

 Distributions from net realized gains     (.43)   (.07)   (.01)    (.04)   -       -      -      (.01)    -       -
                                           -------------------------------------------------------------------------

Total distributions                        (.95)   (.59)   (.53)    (.56)   (.55)   (.56)  (.59)  (.59)    (.58)   (.57)
                                           -----------------------------------------------------------------------------

Net Asset Value, end of year             $10.04   $9.73   $9.75   $ 8.33  $10.78   $9.63  $8.81  $7.48    $8.10   $7.46
                                         ==============================================================================

Total return*                             13.72%   5.94%  24.19%  (17.94)% 17.83%  15.89% 26.15%  (.93)%  16.71%   4.03%

Ratios/Supplemental Data

Net assets, end of year (in millions)     $1,953   $2,401  $2,766  $2,573   $3,627   $2,191   $1,226$ 749    $ 652  $ 616

Ratio to average net assets:

 Expenses                                   .75%    .71%    .73%     .64%    .55%    .57%   .59%   .60%     .62%    .64%

 Net investment income                     5.26%   5.24%   5.88%    5.76%   5.30%   5.90%  6.44%  6.50%    7.10%   7.36%

Portfolio turnover rate                    7.24%  17.05%   5.55%    6.34%   7.81%   1.39%   .89%  2.07%    4.02%   1.68%

Average commission rate paid***       $.0505  $.0486       -        -       -       -      -      -        -       -


                                                       CLASS II
                                                  YEAR ENDED SEPT. 30,
                                                1997     1996      1995+
                                              ---------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year             $ 9.72     $9.75     $8.89
                                               --------------------------

Income from investment operations:

 Net investment income                            .45       .46       .23

 Net realized and unrealized gains                .76       .06       .88
                                                  -----------------------

Total from investment operations                 1.21       .52      1.11
                                                 ========================

Less distributions:

 Dividends from net investment income            (.48)     (.48)     (.25)

 Distributions from net realized gains           (.43)     (.07)       -
                                                 ------------------------

Total distributions                              (.91)     (.55)     (.25)
                                                 ------------------------

Net Asset Value, at end of year                $10.02     $9.72     $9.75
                                               ==========================

Total return*                                   13.06%     5.39%    13.01%

Ratios/Supplemental Data

Net assets, end of year (in millions)          $22       $20        $8

Ratio to average net assets:

 Expenses                                        1.27%     1.23%     1.21%**

 Net investment income                           4.78%     4.86%     5.15%**

Portfolio turnover rate                          7.24%    17.05%     5.55%

Average commission rate paid***                  $.0505    $.0486      -


INCOME SERIES

                                                                               CLASS I
                                                                       YEAR ENDED SEPT. 30,
                                            1997     1996   1995   1994     1993    1992     1991   1990     1989    1988
                                            -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year           $2.30   $2.30   $2.22   $2.46  $2.25   $2.08    $1.76    $2.11   $2.11   $2.22
                                             ------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                         .18     .19     .18     .17    .18     .19      .19      .21     .22     .23

 Net realized and unrealized gains (losses)    .20     .02     .11    (.20)   .23     .19      .35     (.32)    .01    (.10)
                                               -----------------------------------------------------------------------------

Total from investment operations               .38     .21     .29    (.03)   .41     .38      .54     (.11)    .23     .13
                                               =============================================================================

Less distributions:

 Dividends from net investment income         (.18)   (.18)   (.18)   (.18)  (.19)   (.20)    (.22)    (.22)   (.22)   (.22)

 Distributions from net realized gains        (.01)   (.03)   (.03)   (.03)  (.01)   (.01)    -        (.02)   (.01)   (.02)
                                              ------------------------------------------------------------------------------

Total distributions                           (.19)   (.21)   (.21)   (.21)  (.20)   (.21)    (.22)    (.24)   (.23)   (.24)
                                              ------------------------------------------------------------------------------

Net Asset Value, end of year                 $2.49   $2.30   $2.30   $2.22  $2.46   $2.25    $2.08    $1.76   $2.11   $2.11
                                             ==============================================================================

Total return*                                17.31%   9.43   14.00%  (1.52)%18.76%  18.80%   32.60%   (6.37)% 11.16%   6.00%

Ratios/Supplemental Data

Net assets, end of year (in millions)      $7,739   $6,780  $5,886   $4,892  $3,935   $2,484   $1,673   $1,299$1,190  $727

Ratio to average net assets:

 Expenses                                      .72%    .70%    .71%    .64%   .54%    .55%     .56%     .55%    .57%    .61%

 Net investment income                        7.45%   8.27%   8.26%   7.37%  7.84%   9.11%   10.17%   10.73%  10.46%  10.50%

Portfolio turnover rate                      16.15%  25.29%  58.64%  23.37% 25.41%  23.30%   33.92%   12.14%  12.05%  10.01%

Average commission rate paid***               $.0498  $.0518    -       -      -       -        -        -       -       -


                                                           CLASS II
                                                      YEAR ENDED SEPT. 30,
                                                  1997       1996       1995+
                                                  ---------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year                $2.30       $2.30    $2.18
                                                  ---------------------------

Income from investment operations:

 Net investment income                              .16         .17      .08

 Net realized and unrealized gains                  .21         .03      .11
                                                   --------------------------

Total from investment operations                    .37         .20      .19
                                                   ==========================

Less distributions:

 Dividends from net investment income              (.17)       (.17)    (.07)

 Distributions from net realized gains             (.01)       (.03)    -
                                                   --------------------------

Total distributions                                (.18)       (.20)    (.07)
                                                   --------------------------

Net Asset Value, end of year                      $2.49       $2.30    $2.30
                                                  ===========================

Total return*                                     16.72%       8.86%    8.96%

Ratios/Supplemental Data

Net assets, end of year (in millions)           $695        $343      $66

Ratio to average net assets:

 Expenses                                          1.22%       1.21%    1.23%**

 Net Investment Income                             6.96%       7.84%    7.89%**


Portfolio turnover rate                           16.15%      25.29%   58.64%

Average commission rate***                         $.0498      $.0518     -


U.S. Government Securities Series

                                                                       CLASS I
                                                               YEAR ENDED SEPT. 30,
                                             1997     1996     1995     1994    1993     1992      1991      1990     1989    1988
                                           ----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year           $6.72   $6.87    $6.51    $7.20   $7.26    $7.14     $6.86     $6.90    $6.98   $6.87
                                             --------------------------------------------------------------------------------------

Income from investment operations:

 Net investment income                         .48     .49      .50      .50     .56      .61      .65        .67      .69     .69

 Net realized and unrealized gains (losses)    .17    (.15)     .35     (.68)   (.06)     .11      .29       (.02)    (.07)    .12
                                               ------------------------------------------------------------------------------------

Total from investment operations               .65     .34      .85     (.18)    .50      .72      .94        .65      .62     .81
                                               ====================================================================================

Less distributions:

 Dividends from net investment income         (.48)   (.49)    (.49)    (.51)   (.56)    (.60)    (.66)      (.69)   (.70)    (.70)
                                              -------------------------------------------------------------------------------------

Net Asset Value, end of year                 $6.89   $6.72    $6.87    $6.51   $7.20    $7.26    $7.14      $6.86   $6.90    $6.98
                                             ======================================================================================

Total return*                                10.08%   5.15%   13.56%   (2.75%)  6.86%   10.14%   13.97%      9.47%   8.95%   11.77%

Ratios/Supplemental Data

Net assets, end of year (in millions)       $9,351   $10,129  $11,102  $11,669 $14,269 $13,617  $12,427   $11,143  $11,260 $12,113

Ratio to average net assets:

 Expenses                                      .64%    .61%     .61%     .55%    .52%     .53%     .52%      .52%     .52%     .53%

 Net investment income                        7.01%   7.18%    7.50%    7.37%   7.71%    8.46%    9.26%     9.72%    9.99%    9.85%

Portfolio turnover rate++++                   1.74%   8.01%    5.48%   18.28%  43.10%   38.75%   22.14%    18.23%   25.70%   34.14%

                                                             CLASS II
                                                      YEAR ENDED SEPT. 30,
                                                  1997       1996         1995+
                                                  -----------------------------

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net Asset Value, beginning of year               $6.70      $ 6.85      $ 6.67
                                                 -----------------------------
 Income from investment operations:

 Net investment income                             .44         .45        .21

 Net realized and unrealized gains (losses)        .17        (.15)       .16
                                                   ---------------------------

Total from investment operations                   .61         .30        .37
                                                   ===========================

Less distributions:

 Dividends from net investment income             (.44)       (.45)      (.19)

Net Asset Value, end of year                     $6.87      $ 6.70     $ 6.85

Total return*                                     9.48%       4.55%      5.66%
                                                  ============================

Ratios/Supplemental Data

Net assets, end of year (in millions)            $121       $58        $12

Ratio to average net assets:

 Expenses                                         1.20%       1.17%      1.18%**

 Net investment income                            6.44%       6.80%      6.48%**

Portfolio turnover rate++++                       1.74%       8.01%      5.48%

*Total return does not reflect sales commissions or the Continent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***Relates to purchases and sale of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (effective date) to September 30, 1995. ++For the period September 16, 1996 (effective date) to September 30, 1996.
+++Data before 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective the beginning of business on June 1, 1992.
++++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

GROWTH SERIES

The primary investment objective of this Fund is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents. The Fund may keep a significant portion of its assets in cash or cash equivalents from time to time. As a fundamental policy, the Fund may not concentrate or invest more than 25% of its total assets in any one industry.

To the extent that the Fund may invest in smaller capitalization companies (in general, companies with a market capitalization of less than $1 billion at the time of the Fund's investment), the Fund may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Please see "What are the Risks of Investing in the Fund? - Small Companies."

DYNATECH SERIES

The investment objective of this Fund is capital appreciation. The Fund is designed for investors who understand and are willing to accept the risk of loss involved in seeking capital appreciation. The Fund's investments tend to be more speculative in nature, and there can be greater emphasis on short-term trading profits. Certain investments may be based on market fluctuations caused by excessive optimism or pessimism of investors, with little or no basis in fundamental economic conditions.

The Fund seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. It is thought that most of the Fund's assets will be invested in common stocks, including securities convertible into common stocks. The Fund, however, may also invest in debt securities or preferred stocks that Advisers believes will further the Fund's investment objective. The Fund may keep a significant portion of its assets in cash or cash equivalents from time to time. The Fund may not concentrate or invest more than 25% of its total assets in any one industry. From time to time, concentration in a few issues may develop due to market appreciation of certain issues.

UTILITIES SERIES

The investment objectives of this Fund are both capital appreciation and current income. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the Fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the Fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. The Fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the Fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a discussion of the ratings.

With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of Advisers, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that Advisers believes involve excessive risk.

Like all debt securities, the value of the Fund's fixed-income debt securities generally has an inverse relationship with market interest rates. For example, when interest rates rise, the value of the Fund's debt securities tends to fall. On the other hand, when interest rates fall, the value of these securities tends to rise. Likewise, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than are the equity securities of other issuers.

INCOME SERIES

The investment objective of this Fund is to maximize income while maintaining prospects for capital appreciation. The Fund invests in a diversified portfolio of securities selected with particular consideration of current income production. The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within Advisers' discretion.

Lower Rated Securities. The Fund may invest up to 100% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund. Please see "What are the Risks of Investing in the Fund? - High Yield Securities."

Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a description of these ratings.

The Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by Advisers. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A breakdown of the ratings for the bonds in the Fund's portfolio is included under "What are the Risks of Investing in the Fund?" below.

The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of Advisers, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's Net Asset Value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid Investments."

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.

Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

ZERO COUPON AND PAY-IN-KIND BONDS. The Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "What are the Fund's Potential Risks? - High Yield Securities" for more information about these bonds.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy debt obligations on a "when-issued" or "delayed delivery" basis. These transactions are subject to market fluctuation before delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than those available when the transaction was entered into. When the Fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and To-Be-Announced Transactions" in the SAI for a more complete discussion of these transactions.

LOAN PARTICIPATIONS. The Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. Advisers may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities and may cause the loss of the entire investment to the Fund. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments."

TRADE CLAIMS. The Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

CONCENTRATION. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the total assets of the Fund.

U.S. GOVERNMENT SECURITIES SERIES

The investment objective of this Fund is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in obligations of the Government National Mortgage Association ("GNMA(s)" or "Ginnie Maes").

The Fund's investments are continually monitored and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

GNMAS. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will buy GNMAs whose principal and interest are guaranteed. The Fund also buys adjustable rate GNMAs and other types of securities that may be issued with the guarantee of the Government National Mortgage Association (the "Association").

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the Net Asset Value or performance of the Fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment that represents a return of principal will be reinvested by the Fund in securities that may have interest rates that are higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, the principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of the variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

TO-BE-ANNOUNCED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy and sell GNMAs on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than those available when the transaction was entered into. In TBA and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in delayed delivery and TBA purchase obligations. For more information about these transactions, please see the SAI.

The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.

OTHER INVESTMENT POLICIES OF THE FUND

FOREIGN SECURITIES. U.S. Government Securities Series may not buy securities of foreign issuers. Income Series may invest up to 25% of its assets in foreign securities and Growth, DynaTech and Utilities Series may invest without restriction in foreign securities, if the investments are consistent with their objectives and comply with their concentration and diversification policies. The Fund will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also buy the securities of foreign issuers directly in foreign markets. DynaTech and Utilities Series presently have no intention of investing more than 10% of their net assets in foreign securities not publicly traded in the U.S. Growth Series presently has no intention of investing more than 25% of its net assets in foreign securities not publicly traded in the U.S. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for the Fund.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

OPTIONS. Each Fund, except U.S. Government Securities Series, may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that it actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time and at a price agreed to at the time the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, it will receive a cash premium that can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by the Fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

Transactions in options are generally considered "derivative securities."

CONVERTIBLE SECURITIES. Each Fund, except U.S. Government Securities Series, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each Fund, except U.S. Government Securities Series, may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

REPURCHASE AGREEMENTS. Each Fund, except U.S. Government Securities Series, may engage in repurchase transactions. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the investment manager.

BORROWING. None of the Funds borrow money or mortgage or pledge any of their assets, except that each Fund may borrow for temporary or emergency purposes in an amount up to 5% of its total asset value.

ILLIQUID INVESTMENTS. Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. Subject to this limitation, the Board has authorized each Fund, except U.S. Government Securities Series, to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for the securities. Notwithstanding the investment manager's determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if the security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities, or the market for these securities contracts.

OTHER POLICIES AND RESTRICTIONS. Each Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

TAX CONSIDERATIONS. The investment of the Fund, except the U.S. Government Securities Series, in options, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the Fund and distributed to you. The Fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed under "Additional Information on Distributions and Taxes" in the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

HIGH YIELD SECURITIES. Income Series may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Utilities Series may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value. The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

The table below shows the percentage of Income Series' assets invested in securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1997. The Appendix to this prospectus includes a description of each rating category.

                      AVERAGE WEIGHTED
MOODY'S RATING        PERCENTAGE OF ASSETS
------------------------------------------
Aaa                           9.05%
Aa                            0.32%
A                             0.00%
Baa                           4.47%
Ba                            6.95%
B                             26.68%
Caa                           6.35%*
Ca                            0.15%
C                             0.00%

*2.28% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

PUBLIC  UTILITIES  INDUSTRY  SECURITIES.  Utilities  Series'  investments in the public utilities industry entail certain characteristics and risks that you should consider. These characteristics include: risks associated with regulatory changes including deregulation and interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

GNMAS. GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by U.S. Government Securities Series will have a direct impact on the Net Asset Value per share of the Fund.

SMALL COMPANIES. Growth Series may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise or rise in price as large company stocks decline.

FOREIGN SECURITIES. Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the NYSE and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S. and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Custodian Funds and elects its officers. The officers are responsible for each Fund's day-to-day operations. The Board also monitors each Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of each of the Funds, except Growth Series. As of July 1, 1997, Investment Advisory is the investment manager of Growth Series. Investment Advisory employs the same individuals to manage the Fund's portfolio as the previous investment manager and the management services provided to the Fund are also the same. The terms and conditions of the investment management agreement with Investment Advisory are substantially the same as those in the investment management agreement with Advisers.

The investment manager manages the Fund's assets and makes its investment decisions. The investment manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The teams responsible for the day-to-day management of each Fund's portfolio are:

GROWTH SERIES - Vivian J. Palmieri since 1965 and Conrad B. Herrmann since 1991.

Vivian J. Palmieri
Portfolio Manager of Investment Advisory

Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri is a member of several securities industry-related associations.

Conrad B. Herrmann
Portfolio Manager of Investment Advisory

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Utilities Series - Sally Edwards Haff since 1990, Gregory E. Johnson since 1987 and Ian Link since 1995.

Sally Edwards Haff
Vice President of Advisers

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. She has been with the Franklin Templeton Group since 1986. Ms. Haff is a member of several securities industry-related associations.

Gregory E. Johnson
Vice President of Advisers

Mr. Johnson holds a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with the Franklin Templeton Group since 1986. Mr. Johnson is a member of several securities industry-related associations.

Ian Link
Portfolio Manager of Advisers

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Davis. He has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

DynaTech Series - Rupert H. Johnson, Jr. since inception, Lisa Costa since 1983 and Kevin Carrington since 1995.

Rupert H. Johnson, Jr.
President of Advisers

Mr. Johnson is a graduate of Washington and Lee University. He has been with the Franklin Templeton Group since 1965 and prior thereto was an officer in the U.S. Marine Corps. Mr. Johnson is a member of several securities industry-related associations.

Lisa Costa
Portfolio Manager of Advisers

Ms. Costa holds a Master of Business Administration degree from Golden Gate University and a Bachelor of Science degree in Finance from California State University at Hayward. She has been with the Franklin Templeton Group since
1983. Ms. Costa is a Chartered Market Technician and a member of several securities industry-related committees and associations.

Kevin Carrington
Portfolio Manager of Advisers

Mr. Carrington is a Chartered Financial Analyst and holds a Bachelor of Science degree in Business Administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992.

Income Series - Charles B. Johnson since 1957 and Matt Avery since 1989.

Charles B. Johnson
Chairman of the Board of Advisers

Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry-related associations.

Matt Avery
Vice President of Advisers

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.

U.S. Government Securities Series - Jack Lemein since 1984, Anthony Coffey since 1989 and Roger Bayston since 1993.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

Management Fees. During the fiscal year ended September 30, 1997, management fees paid to the investment manager, as a percentage of average monthly net assets, and total expenses of Class I and Class II shares were as follows:

                                                            TOTAL
                                 MANAGEMENT           OPERATING  EXPENSES
                                    FEES               CLASS I   CLASS II
Growth Series*                      0.48%               0.89%     1.66%
DynaTech Series                     0.60%               1.04%     1.82%
Utilities Series                    0.46%               0.75%     1.27%
Income Series                       0.46%               0.72%     1.22%
U.S. Government Securities
 Series                             0.45%               0.64%     1.20%

*Prior to July 1, 1997, the fee was paid to Advisers.

PORTFOLIO TRANSACTIONS. The investment manager tries to obtain the best execution on all transactions. If the investment manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by Growth and DynaTech Series under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Payments by Utilities, Income and U.S. Government Securities Series under the Class I plan may not exceed 0.15% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, Growth and DynaTech Series may pay Distributors up to 0.75% per year and Utilities, Income and U.S. Government Securities Series may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

Growth and DynaTech Series may also pay a servicing fee of up to 0.25% per year and Utilities, Income and U.S. Government Securities Series may pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

The Fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the investments of the Fund, other than the U.S. Government Securities Series, in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns dividends and interest (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF SHAREHOLDERS.

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds and other securities. The Fund's income and short term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors of the Fund, except the U.S. Government Securities Series, may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund. No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

U.S. GOVERNMENT AND STATE OBLIGATION INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. Investments in state and local obligations also may qualify for tax-free treatment. The Fund will provide you with information after the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH IS AVAILABLE BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. The Custodian Funds was incorporated under the laws of Delaware in 1947, reincorporated under the laws of Maryland in 1979, and is registered with the SEC. As of January 1, 1997, each Fund, except the DynaTech Series, began offering a new class of shares designated Income Series - Advisor Class, Utilities Series - Advisor Class, Growth Series - Advisor Class and U.S. Government Securities Series - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Income Series Class I, Utilities Series - Class I, Growth Series
- Class I, U.S. Government Securities Series - Class I, and DynaTech Series - Class I and Income Series Class II, Utilities Series - Class II, Growth Series - Class II, U.S. Government Securities Series - Class II and DynaTech Series - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Custodian Funds for matters that affect Custodian Funds as a whole.

Custodian Funds has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by a majority of the Board or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

PLEASE KEEP IN MIND THAT DYNATECH SERIES DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

  o To open your account: $100*

  o To add to your account: $25*

*We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                   STEPS TO FOLLOW

BY MAIL                  For an initial  investment:  Return the
                         application to the Fund with your check made payable to the Fund.

                         For additional investments:

                         Send a  check  made  payable  to  the  Fund.
                         Please include your account number on the check.

BY WIRE                  1. Call Shareholder Services or, if that number
                            is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                         2. For  initial  investments  you must  also
                            return    your     signed     shareholder
                            application to the Fund.

                         IMPORTANT DEADLINES: If we receive your call
                         before 1:00 p.m.  Pacific  time and the bank
                         receives  the wired  funds and  reports  the
                         receipt  of wired  funds to the Fund by 3:00
                         p.m.   Pacific  time,  we  will  credit  the
                         purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

THROUGH YOUR DEALER      CALL YOUR INVESTMENT REPRESENTATIVE

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I

o Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o    Lower annual expenses than Class II shares

CLASS II

o    Lower front-end sales charges than Class I shares

o    Contingent Deferred Sales Charge on purchases sold within 18 months

o    Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                         TOTAL SALES CHARGE    AMOUNT PAID
                                         AS A PERCENTAGE OF   TO DEALER AS A
AMOUNT OF PURCHASE                    OFFERING   NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                       PRICE     INVESTED    OFFERING PRICE
CLASS I - GROWTH AND DYNATECH SERIES
Under $100,000                          4.50%       4.71%         4.00%
$100,000 but less than
 $250,000                               3.75%       3.90%         3.25%
$250,000 but less than
 $500,000                               2.75%       2.83%         2.50%
$500,000 but less than
 $1,000,000                             2.25%       2.30%         2.00%
$1,000,000 or more*                     None        None          None

CLASS I - INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES SERIES
Under $100,000                          4.25%       4.44%         4.00%
$100,000 but less than
 $250,000                               3.50%       3.63%         3.25%
$250,000 but less than
 $500,000                               2.75%       2.83%         2.50%
$500,000 but less than
 $1,000,000                             2.15%       2.20%         2.00%
$1,000,000 or more*                     None        None          None

                              TOTAL SALES CHARGE       AMOUNT PAID
                              AS A PERCENTAGE OF       TO DEALER AS A
AMOUNT OF PURCHASE           OFFERING    NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE             PRICE       INVESTED     OFFERING PRICE
CLASS II - ALL FUNDS
Under $1,000,000*               1.00%       1.01%          1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.  Dividend or capital gain  distributions  from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor. If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.   Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean  retirement  plans  that  meet  the  requirements   described  under
    "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares?
- Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2. For Class I purchases of the Growth and DynaTech Series of $1 million or more up to 1% of the amount invested. For Class I purchases of the Income, Utilities and U.S. Government Securities Series of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


METHOD                    STEPS TO FOLLOW

BY MAIL                   1. Send us signed written instructions

                          2. Include any outstanding share certificates for the
                             shares you want to exchange

BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER       CALL YOUR INVESTMENT REPRESENTATIVE

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
     (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

o    Currently, the DynaTech Series does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Growth, Utilities, Income and U.S. Government Securities Series, such as "Class Z" shares or the DynaTech Series, such as "Advisor Class" or "Class Z" shares. Because the DynaTech Series does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of each Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD             STEPS TO FOLLOW
BY MAIL            1. Send us signed written instructions. If you would like
                       your redemption proceeds wired to a bank account, your instructions should include:

                       o The name, address and telephone number of the bank
                         where you want the proceeds sent

                       o  Your bank account number

                       o The Federal Reserve ABA routing number

                       o If you are using a savings and loan or credit union,
                         the name of the corresponding bank and the account number

                   2. Include any outstanding share certificates for the
                       shares you are selling

                   3. Provide a signature guarantee if required

                   4. Corporate,  partnership  and trust accounts may need
                      to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                   Telephone requests will be accepted:

                    o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                    o If there  are no share  certificates  issued  for the
                      shares you want to sell or you have already returned them to the Fund

                    o Unless you are selling shares in a Trust Company
                      retirement plan account

                    o Unless the address on your account was changed by phone
                      within the last 15 days

                   - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH YOUR DEALER   CALL YOUR INVESTMENT REPRESENTATIVE

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o    Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Income and U.S. Government Securities Series declare dividends from their net investment income monthly to shareholders of record on the last business day of that month and pay them on or about the 15th day of the next month. The Utilities Series generally declares dividends from its net investment income quarterly in February, May, August and November, and the Growth and DynaTech Series generally declare dividends annually in November.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT               DOCUMENTS REQUIRED
-------------------------------------------------------------------------------
CORPORATION                   Corporate Resolution

PARTNERSHIP                   1. The pages from the partnership agreement that
                                  identify the general partners, or

                              2. A certification for a partnership agreement

TRUST                         1. The pages from the trust document that identify
                                the trustees, or

                              2. A certification for trust


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the code numbers for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

                              CODE NUMBER
FUND NAME                  CLASS I        CLASS II
--------------------------------------------------
Growth Series                 106         206
DynaTech Series               108         208
Utilities Series              107         207
Income Series                 109         209
U.S. Government
 Securities Series            110         210

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. Investment Advisory is located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854. You may also contact us by phone at one of the numbers listed below.

                                         HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020   5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563   6:00 a.m. to 5:00 p.m.
1TDD (hearing impaired)  1-800/851-0637   5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager, except Growth Series

BOARD - The Board of Directors of Custodian Funds

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - Each Fund, except the DynaTech Series offer three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. The DynaTech Series offers two classes of shares, designated "Class I" and "Class II". The two classes have proportionate interests in the DynaTech Series portfolio. They differ, however primarily in their sales charge structure and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., the Growth Series' investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 4.50% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities, Income and U.S. Government Series is 4.25% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Annual
Report
                                                            September 30, 1997

Franklin Custodian Funds, Inc.

    Franklin Growth Fund
    Franklin Utilities Fund
    Franklin Income Fund
    Franklin DynaTech Fund
    Franklin U.S. Government Securities Fund


CONTENTS

Shareholder's Letter                               1

Fund Reports
 Franklin Growth Fund                              3
 Franklin Utilities Fund                          12
 Franklin Income Fund                             22
 Franklin DynaTech Fund                           34
 Franklin U.S. Government Securities Fund         40

Financial Highlights and
Statement of Investments                          50

Financial Statements                              80

Notes to
Financial Statements                              85

Report of Independent
Accountants                                       91

Tax Designation                                   92


SHAREHOLDER'S LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Custodian Funds, Inc. annual report for the period ended September 30, 1997.

UP, UP AND AWAY?

The big news over the 12-month reporting period has been the large flow of capital into the U.S. equity markets. The Dow Jones(R) Industrial Average gained roughly 2100 points over the one-year period, and pushed through the 8000-point mark for the first time in July. Strong economic growth (second and third quarter GDP posted annualized rates of 3.3% and 3.5%, respectively), combined with the stock market's meteoric rise, prompted some degree of caution on the part of the Federal Reserve Board (the Fed). The chief topic on Wall Street was whether the Federal Open Market Committee would increase the federal funds rate.

To no one's surprise, the Fed nudged the rate higher in March 1997, citing heightened inflation risk as the reason for the quarter-point increase from 5.25% to 5.50%. Although the market experienced a roughly 10% correction, stock prices rebounded sharply. Despite such a recovery, recent reports show relatively few signs of inflationary pressure. In fact, some economists have dubbed the current, benign U.S. economic environment as being a "Goldilocks Economy," as it is neither "too hot" (growing fast enough to generate higher prices and inflation) nor "too cold" (slowing down at a rate that threatens to throw us into recession); rather, the economy -- at this time -- appears to be "just right."

THE TALE OF THE TORTOISE AND THE HARE

We can't promise this positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about market volatility and its long-term direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

"Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."

We all know that familiar story: the tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Smart investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. To help reduce concern about volatility, stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless  of  the  market's  direction,   Franklin   Templeton's   disciplined
investment strategy remains the same: all of our portfolio managers are dedicated to providing shareholders like you with careful selection, broad diversification and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN GROWTH FUND

Your Fund's  Objective:  Seeks capital  appreciation  by investing  primarily in
common   stocks  or   convertible   securities   believed  to  offer   favorable
possibilities for capital appreciation.

The economy was quite positive during the 12 months ended September 30, 1997. GDP grew at an annualized rate of 3.5% during the third quarter of 1997, and could likely rise 2.5% to 3% by the end of the calendar year. A good business climate combined with stock buy-backs, corporate re-structuring, and continued corporate cost-consciousness contributed to market strength. In addition, there was a very favorable supply-demand balance for common stocks: As the market continued to rise, there was an increasing reluctance to sell and pay huge capital gains taxes. Although the stock market experienced record highs throughout the year, this meteoric rise prompted us to remain cautious in our investment selections. Short-term investments rose from 18.8% of total net assets on September 30, 1996, to 32.5% at the end of the fiscal year. And while this didn't necessarily harm the fund -- the fund's Class I shares posted a return of +20.84%, as shown in the Performance Summary on page 5 -- total returns on short-term investments were just over 5%, and much lower than the returns of rapidly rising stocks.

On September 30, 1997, the fund owned stocks of 92 companies in a diverse group of industries, including transportation, health care, entertainment, aerospace, communications, and energy and energy services. Broad diversification can help soften the effects of market volatility because strong performance in one sector may offset weak performance in another.

Market volatility over the year did affect the value of some of the fund's holdings. For example, the stock of Cisco Systems, Inc., a bellwether of the networking sector, dropped to a low for the reporting period of $46 on April 25th, reached a high of $81 on August 5th, and then declined to $73 at the close of the period. This represented a fall of almost 40% from its high, and a bounce of over 58% from its low. And while Cisco isn't quite living up to our expectations at this time, it does have a dominant worldwide market share and strong fundamentals. As such, we feel the stock has potential.


Franklin Growth Fund
Top 10 Holdings
9/30/97

Company                                % of Total
INDUSTRY                               Net Assets
--------------------------------------------------
Schering-Plough Corp.
PHARMACEUTICALS                         2.94%

Pfizer, Inc.
PHARMACEUTICALS                         2.44%

Minnesota Manufacturing
& Mining, Co.
DIVERSIFIED MANUFACTURERS               2.18%

AMR Corp.
TRANSPORTATION                          2.17%

Computer Sciences Corp.
DATA SERVICES                           2.02%

IBM Corp.
COMPUTER HARDWARE                       1.88%

UAL Corp.
TRANSPORTATION                          1.88%

Bristol Meyers Squibb
PHARMACEUTICALS                         1.68%

Raytheon Co.
AEROSPACE & DEFENSE                     1.66%

Hewlett-Packard Co.
COMPUTER HARDWARE                       1.59%


For a complete list of portfolio holdings, please see page 53 of this report.


Over the year under review, many individual companies performed well, and we saw four newcomers to our top ten list: Hewlett-Packard, IBM, UAL, and Bristol Meyers Squibb. While we couldn't really point to any one sector as being exceptionally strong, the pharmaceutical sector's performance is particularly noteworthy. Pharmaceutical stocks continued to post gains during the reporting period, moving higher on strengthening industry fundamentals. As a result, this sector remained one of the fund's largest on September 30, 1997, at approximately 11.2% of total net assets. Schering-Plough Corp.'s healthy earnings helped it remain the number one portfolio holding at the end of the period (2.94%). And Pfizer rose to the #2 position on the top ten (from the #4 spot a year ago) on the back of increased corporate earnings growth.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we believe that, although corporate earnings will vary by industry sector, the economy should grow moderately and inflation should remain under control. It is our job to adjust to all types of economic environments, and we are confident that our value-oriented long-term approach to investing should position the fund to perform well in the future.


PERFORMANCE SUMMARY


CLASS I

Franklin Growth Fund - Class I reported a cumulative total return of +20.84% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 6, the fund's Class I shares delivered a cumulative total return of more than 235.43% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased $4.27, from $22.82 on September 30, 1996, to $27.09 on September 30, 1997. During the reporting period, shareholders received distributions of 22.7 cents ($0.227) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 6 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Class I
Periods ended 9/30/97

                                                                                 Since
                                                                                Inception
                                   1-Year         5-Year         10-Year        (3/31/48)
------------------------------------------------------------------------------------------
Cumulative Total Return1           20.84%         116.18%        235.43%        19,878.00%

Average Annual Total Return2       15.38%          15.59%         12.35%            11.19%

Value of $10,000 Investment3       $11,538        $20,638        $32,032        $1,909,176

                             9/30/93      9/30/94      9/30/95      9/30/96      9/30/97

Total Return4                 5.92%        7.71%        31.11%      19.70%        20.84%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Growth Fund - Class II reported a cumulative total return of +19.91% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 8, as of September 30, 1997, the fund's Class II shares delivered a cumulative total return of more than 63.32% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $4.10, from $22.60 on September 30, 1996, to $26.70 on September 30, 1997. During the reporting period, shareholders received distributions of 15.32 cents ($0.1532) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 8 compares the performance of the fund's Class II shares since inception, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index representing stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Class II
Periods ended 9/30/97

                                                                 Since
                                                               Inception
                                                  1-Year       (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                          19.91%        63.32%

Average Annual Total Return2                      12.77%        21.99%

Value of $10,000 Investment3                      $11,761       $16,169


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include sales charges.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Growth Fund - Advisor Class reported a cumulative total return of +16.74% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $3.89, to $27.13 on September 30, 1997, from $23.24 at inception on January 2, 1997, the day Advisor Class shares became available.

The graph on page 10 compares the performance of the fund's Advisor Class shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Advisor Class
Periods ended 9/30/97

                                                                                  Since
                                                                                Inception
                                                                               of the Fund
                                   1-Year         5-Year         10-Year        (3/31/48)
-------------------------------------------------------------------------------------------
Cumulative Total Return1           20.91%         116.50%        235.90%        19,907.54%

Average Annual Total Return1       20.91%          16.71%         12.88%            11.30%

Value of $10,000 Investment2       $12,091        $21,650        $33,592        $2,000,754

                               9/30/93      9/30/94      9/30/95      9/30/96      9/30/97

Total Return3                   5.92%        7.71%       31.11%        19.70%       20.91%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 16.74%.

1. Cumulative total return measures the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of an hypothetical $10,000 investment in fund over the specified dates.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN UTILITIES FUND

Your Fund's Objective: Seeks both capital appreciation and current income from a portfolio of public utility industry securities.

Electric utility stock prices lagged the broader stock market over the 12-month reporting period, impacting the fund's performance. Interest rates, a key driver of electric utility stock performance, experienced volatility throughout the year under review, with the 30-year U.S. Treasury bond's yield bouncing between a low of 5.95% and a high of 7.15%. This type of volatility created some uncertainty regarding electric utility stock prices and, as a result, their prices remained relatively flat. Nevertheless, the Franklin Utilities Fund's Class I shares turned in a one-year total return of +13.72% as shown in the Performance Summary on page 14.

Although electric utility stock prices did not perform as impressively as the rest of the market, they still offered attractive current income and lower volatility than many other investments. For this reason, these securities comprised 87% of the fund's holdings on September 30, 1997. We continue to emphasize the attractive long-term investment characteristics and the currently low, relative valuations of the stocks, believing that these combined factors make electric utility stocks an appealing segment of a stock market that is otherwise experiencing record-high valuation levels.

Deregulation is a complicated issue facing the U.S. electric utility industry. Several significant developments in the past year have offered some clarification: California announced a final restructuring plan, and several other key states are close to completing plans designed to guide electric utilities into a competitive environment. Increased concern over future competition has had a strong impact on the price performance of some electric utilities in the last few years, and resolution of such issues should allow these securities' market valuations to appreciate in accordance with their future growth prospects.

As with deregulation in any industry, regulatory changes will create winners and losers within the electric utility industry. On a positive note, the restructuring plans presented in most states allow for an orderly transition that should assure the financial health of the companies involved, and should help companies prepare for a more competitive market. Additionally, the trend toward deregulation has encouraged industry consolidation in the form of mergers and acquisitions, and we believe we are only at the beginning of this phase. Chances are, there will be not only a continuation of electric company-to-electric company merger activity, but also a convergence of gas and electric utility companies. We feel that strong investment selections in this area will depend on identifying those companies with strong management teams, attractive service territories, and efficient, low-cost operations.

Although the Franklin Utilities Fund is invested primarily in domestic electric utility stocks, the stocks and bonds of telephone and natural gas utility companies comprised approximately 10% of the fund's total net assets on September 30, 1997. In addition, over the past year, we have built a convertible securities position of approximately 5.3% of total net assets. These positions serve to diversify the portfolio to some degree and allow us to participate in the growth of other industry segments. Also, they offer many of the same characteristics that we look for when purchasing the securities of electric utility companies, including consistent, predictable earnings growth and steady demand fundamentals.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

In spite of the potential for regulatory change in the industry, utilities continue to provide services that are an essential part of everyday life, and we believe they will continue to play an important role in a well-diversified investment portfolio. As always, we remain committed to our long-term objective of income and capital growth.


Franklin Utilities Fund
Top 10 Holdings
9/30/97

                            % of Total
Company                     Net Assets
---------------------------------------
FPL Group                     4.1%

Duke Power Co.                3.9%

Southern Co.                  3.9%

Pacific Gas & Electric        3.9%

New Century Energies          3.7%

TECO Energy, Inc.             3.6%

Florida Progress Corp.        3.6%

CINergy Corp.                 3.5%

Dominion Resources            3.4%

ENOVA Corp.                   3.2%


For a complete list of portfolio holdings, please see page 65 of this report.


PERFORMANCE SUMMARY

CLASS I

Franklin Utilities Fund - Class I reported a cumulative total return of +13.72% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 15, the fund's Class I shares delivered a cumulative total return of more than 158.89% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 31.0 cents, from $9.73 on September 30, 1996, to $10.04 on September 30, 1997. During the reporting period, shareholders received distributions of 52.4 cents ($0.524) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $10.49 on September 30, 1997, and an annualization of the most recent quarterly dividend of 13.1 cents ($0.131) per share, the fund's distribution rate was 5.00%.

The graph on page 15 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Class I
Periods ended 9/30/97

                                                                   Since
                                                                 Inception
                                   1-Year     5-Year   10-Year   (9/30/48)
--------------------------------------------------------------------------
Cumulative Total Return1           13.72%     45.14%   158.89%   11,676.39%

Average Annual Total Return2        8.91%      6.80%     9.51%       10.12%

Value of $10,000 Investment3       $10,891    $13,894  $24,797   $1,125,530

Distribution Rate4              5.00%

30-Day Standardized Yield5      4.73%

                          9/30/93    9/30/94   9/30/95    9/30/96   9/30/97

Total Return6              18.08%    -17.85%    24.19%     5.94%     13.72%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of the current 13.1 cent per share quarterly dividend and the maximum offering price of $10.49 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

6. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Utilities Fund - Class II reported a cumulative total return of +13.06% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 17, for the period ended September 30, 1997, the fund's Class II shares delivered a cumulative total return of more than 34.66%, since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 30.0 cents, from $9.72 on September 30, 1996, to $10.02 on September 30, 1997. During the reporting period, shareholders received distributions of 47.63 cents ($0.4763) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $10.12 on September 30, 1997 and an annualization of a quarterly dividend of 12.67 cents ($0.1267) per share, the fund's distribution rate was 5.00%.

The graph on page 17 compares the performance of the fund's Class II shares since inception, with the performance or the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Class II
Periods ended 9/30/97

                                                             Since
                                                           Inception
                                                  1-Year    (5/1/95)
---------------------------------------------------------------------
Cumulative Total Return1                          13.06%     34.66%

Average Annual Total Return2                      10.92%     12.63%

Value of $10,000 Investment3                      $11,092    $13,331

Distribution Rate4                          5.00%

30-Day Standardized Yield5                  4.36%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the current 12.67 cent per share quarterly dividend and the offering price of $10.12 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Utilities Fund - Advisor Class reported a cumulative total return of +9.61% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 49.0 cents, from $9.55 on January 2, 1997, to $10.04 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 40.27 cents ($0.4027) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $10.04 on September 30, 1997 and an annualization of September's dividend of 13.44 cents ($0.1344) per share, the fund's distribution rate was 5.35%.

The graph on page 20 compares the performance of the fund's Advisor Class I over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Advisor Class
Periods ended 9/30/97

                                                                        Since
                                                                      Inception
                                                                     of the Fund
                                   1-Year    5-Year     10-Year       (9/30/48)
--------------------------------------------------------------------------------
Cumulative Total Return1           13.83%    45.29%      159.15%      11,688.14%

Average Annual Total Return1       13.83%     7.76%        9.99%          10.22%

Value of $10,000 Investment2       $11,383   $14,529     $25,915      $1,178,814

Distribution Rate3              5.35%

30-Day Standardized Yield4      5.05%

                                9/30/93    9/30/94   9/30/95    9/30/96  9/30/97

Total Return5                    18.08%    -17.85%    24.19%     5.94%    13.83%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 9.61%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

3. Distribution rate is based on an annualization of the current 13.44 cent per share quarterly dividend and the fund's price of $10.04 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

5. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN INCOME FUND

Your Fund's Objective: Seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

The U.S. stock market appreciated during the year under review, driven by steady economic growth and low inflation. The bond market, however, experienced volatility during the period due to concerns over the possibility of higher inflation. Many of the fund's sectors performed well over its fiscal year, with energy, real estate, and foreign bonds leading the way. In fact, the fund's Class I shares posted a one-year cumulative total return of +17.31%, as shown in the performance summary on page 25.

Overall sector weightings in the portfolio did not change significantly during the reporting period. However, we did increase the fund's stock holdings slightly, to 40.2% of total net assets on September 30, 1997, from 37.1% a year earlier. As of September 30, 1997, 53.0% of the fund's net assets were invested in bonds, 40.2% in stocks, and 6.8% in cash and equivalents.

The fund's bond holdings consisted of corporate, foreign, and U.S. Treasury bonds. Corporate bonds, which continue to represent our largest fixed-income weighting (29.2% of total net assets), performed well over the period despite interest rate volatility. Although corporate bond valuations were at relatively high levels during the past twelve months, we were able to find some attractive investments in new and existing positions. We initiated several corporate bond positions during the period, including Del Monte (Food & Beverage), Paging Network (Telecommunications), Tjiwi Kimia International (Paper & Forest Products), and ICN Pharmaceuticals (Pharmaceuticals). In addition, we sold or tendered several bond positions at levels that we believed represented full value.

The fund's foreign bond positions performed exceptionally well during the period due to positive economic and political developments and the overall decline in U.S. interest rates. Over the year, we consolidated our foreign dollar-denominated Brady bond positions by swapping out of our Ecuadorian and Mexican Brady bonds for Brazilian Brady bonds which, along with our Argentina Brady bonds, appeared to offer greater total return potential. We also sold the fund's Canadian bond position in May due to valuation concerns and currency risk.

Over the year, we added to our Treasury holdings amid weakness in March and August, as we believed subdued inflation and prospects for a balanced budget would allow interest rates to fall. As a result, U.S. Treasuries represented 11.4% of total net assets on September 30, 1997, up from 7.4% last year.

Most of the fund's equity sectors performed well during the period with the energy and pharmaceutical stocks experiencing the greatest appreciation. We took advantage of weak energy prices in February by initiating convertible positions in Nuevo Energy and Swift Energy as we believe the long-term outlook for the energy sector remains positive. Following significant appreciation, we sold the fund's remaining pharmaceutical holdings, as we believed appreciation potential for these stocks was limited at current valuations. These pharmaceutical positions were initiated as a contrarian investment when the sector was out of favor due to health care reform discussions in 1993 and 1994.

Utility stocks turned in a steady performance over the past twelve months -- in line with the fund's overall return. We initiated positions in MidAmerica Energy and Northern States Power -- both are mid-western electric and natural gas utilities. On September 30, 1997, utility stocks comprised 21.2% of the fund's portfolio, up from 19.9% on September 30, 1996. We increased our weighting in these securities because we believe many of the stocks are undervalued and offer attractive, high current income. In addition, many utility companies have made significant progress in adapting to industry deregulation through cost cutting, consolidation, and diversifying into related business lines that are unregulated.


Franklin Income Fund
Portfolio Breakdown
9/30/97

                                 % of Total
Sector                           Net Assets
-------------------------------------------
Corporate Bonds                    29.2%

Utilities Stocks                   21.2%

U.S. Treasury
Bonds & Notes                      11.4%

Foreign Bonds                       8.9%

Energy/Energy Services              6.9%

Metals                              2.8%

REITs                               2.2%

Consumer Products                   1.9%

Telecommunications Stocks           1.7%

Cable & Media Stocks                0.9%

Other Stocks                        2.6%

Other Bonds                         3.5%

Cash & Equivalents                  6.8%


For a complete list of portfolio holdings, please see page 70 of this report.


Looking at other sectors, we purchased several new convertible positions in the real estate sector, including Host Marriott (Lodging),Vornado Realty Trust
(REIT), and Macerich (REIT). These securities provide attractive income and downside protection while offering equity upside potential related to positive fundamental trends in the industry. We took advantage of strength in the technology sector by recognizing significant gains on our Altera and Xilinx holdings, which we purchased last year during the technology sell-off. Finally, we sold several stock positions that no longer fit our valuation criteria.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

With the stock market near all-time highs, we remain selective and continually search for attractive investments for our shareholders. We are comfortable with the portfolio's 6.8% cash position, and feel that it will allow us to take advantage of investment opportunities as they arise. Of course, we continue to follow our value-oriented approach, searching for income and growth from a diversified mix of stocks, bonds, and cash.


PERFORMANCE SUMMARY

CLASS I

Franklin Income Fund - Class I reported a cumulative total return of +17.31% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund's Class I shares delivered a cumulative total return of more than 205.21% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 19.0 cents, from $2.30 on September 30, 1996, to $2.49 on September 30, 1997. During the reporting period, shareholders received distributions of 18.0 cents ($0.18) per share in dividend income and 1.0 cents ($0.010) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $2.60 on September 30, 1997, and an annualization of September's dividend of 1.5 cents ($0.015) per share, the fund's distribution rate was 6.92%.

The graph on page 26 compares the performance of the fund's Class I shares with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Franklin Income Fund -- Class I
Periods ended 9/30/97

                                                                   Since
                                                                  Inception
                                   1-Year    5-Year     10-Year   (8/31/48)
----------------------------------------------------------------------------
Cumulative Total Return1           17.31%    72.00%     205.21%   20,761.68%

Average Annual Total Return2       12.43%    10.49%      11.31%       11.40%

Value of $10,000 Investment3       $11,243   $16,468    $29,206   $1,999,246

Distribution Rate4              6.92%

30-Day Standardized Yield5      6.45%

                          9/30/93    9/30/94    9/30/95    9/30/96    9/30/97

Total Return6              19.13%     -1.35%     14.00%     9.43%      17.31%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of the current 1.5 cent per share monthly dividend and the maximum offering price of $2.60 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997. High yields reflect the higher credit risks associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Income Fund - Class II reported a cumulative total return of +16.72% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 29, the fund's Class II shares delivered a cumulative total return of more than 38.13% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 19.0 cents, from $2.30 on September 30, 1996, to $2.49 on September 30, 1997. During the reporting period, Class II shareholders received distributions of 16.82 cents ($0.1682) per share in dividend income and 1.0 cents ($0.010) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the offering price of $2.52 on September 30, 1997, and an annualization of September's dividend of 1.40 cents ($0.0140) per share, plus a 12b-1 differential adjustment of .05 cents ($0.0005), the fund's distribution rate was 6.69%.

The graph on page 29 compares the performance of the fund's Class II shares since inception, with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Income Fund -- Class II
Periods ended 9/30/97

                                                                Since
                                                              Inception
                                              1-Year          (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                      16.72%           38.13%

Average Annual Total Return2                  14.73%           13.86%

Value of $10,000 Investment3                  $11,473          $13,686

Distribution Rate4                  6.69%

30-Day Standardized Yield5          6.16%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the current 1.45 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $2.52 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997. High yields reflect the higher credit risks associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Income Fund - Advisor Class reported a cumulative total return of +12.31% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 14.0 cents, from $2.34 on January 2, 1997, to $2.48 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 13.74 cents ($0.1374) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $2.48 on September 30, 1997 and an annualization of September's dividend of 1.53 cents ($0.0153) per share, the fund's distribution rate was 7.40%.

The graph on page 32 compares the performance of the fund's Advisor Class shares with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Income Fund -- Advisor Class
Periods ended 9/30/97

                                                                   Since
                                                                 Inception
                                                                of the Fund
-----------------------------------------------------------------------------
                                   1-Year    5-Year    10-Year   (8/31/48)

Cumulative Total Return1           16.99%    71.51%    204.36%   20,703.29%

Average Annual Total Return1       16.99%    11.39%     11.77%       11.49%

Value of $10,000 Investment2       $11,699   $17,151   $30,436   $2,080,329

Distribution Rate3             7.40%

30-Day Standardized Yield4     6.88%

                        9/30/93    9/30/94    9/30/95    9/30/96    9/30/97

Total Return5            19.13%     -1.35%     14.00%     9.43%      16.99%

Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 12.31%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

3. Distribution rate is based on an annualization of the current 1.53 cent per share monthly dividend and the fund's price of $2.48 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

5. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN DYNATECH FUND

Your Fund's Objective: Seeks capital appreciation by investing primarily in companies emphasizing technological development .


Franklin DynaTech Fund
Portfolio Breakdown
9/30/97

                           % of Total
Sector                     Net Assets
---------------------------------------
Semiconductor

Manufacturers                 14.1%

Computer Hardware              9.0%

Computer Software              7.8%

Telecommunications             6.3%

Pharmaceuticals                4.0%

Networking                     3.9%

Medical Services               3.4%

Retail                         2.7%

Precision Instruments/
Test Equipment                 2.1%

Environmental Services         2.1%

Business Services              1.7%

Other                          4.9%

Short-Term Obligations
& Other Net Assets            38.0%


For a complete list of portfolio holdings, please see page 59 of this report.


During the 12-month reporting period, the economy showed healthy growth with relatively little inflationary pressure -- creating an excellent environment for owning stocks. Particularly, large capitalization (large cap) stocks seemed to be the favored group with investors. Within this environment, the Franklin DynaTech Fund's Class I shares provided a cumulative total return of +35.63% for the one-year period ended September 30, 1997, as discussed in the performance summary on page 36. Over this same period of time, the Hambrecht & Quist Technology Index produced a return of 49.10%.

Some of our large cap holdings contributed to the fund's total return for the year, including Compaq Computer, Intel, Microsoft, and Warner-Lambert. Other holdings that factored into the positive total return were Lucent Technologies, Newbridge Networks, Schlumberger, Linear Technology, and Xilinx. We purchased a few of these companies during our previous fiscal year (ended September 30, 1996), when the market corrected; however, a majority of these companies have been in the portfolio for a number of years -- supporting the benefit of a "buy and hold" strategy.

Our strategy involves constantly searching the vast spectrum of companies for the next "diamond in the rough." We look for companies that have, in our opinion, compelling valuations, a potential for leadership positioning, and a niche or unique product offering. We also search for opportunities in exciting growth areas such as semiconductors, computer software and hardware, networking and data services. When any of these requirements cannot be met and we are unable to invest, the portfolio's cash position may increase, allowing us to have the resources available to take advantage of opportunities when they do arise.

Over the one-year period, we found opportunities in selective companies with unique market positions. For example, we purchased shares in U.S. Filter
Corporation, a company whose product and services are employed in water filtration and purification processes. It is an industry leader in the growing trend worldwide for better water quality, ranging from industrial to municipal water treatment systems. Another unique company we purchased, AES Corporation, operates unregulated power generation plants, fueled mainly by coal and natural gas. AES should benefit from the increased demand for electricity, especially in emerging market countries where they are the leading independent power producer.

In the technology sector, we purchased shares of Parametric Technology. This company has a global leadership position in software products that automate the design -- often called mechanical computer-aided design (MCAD) -- for the engineering and manufacturing industries. Currently, Parametric has no debt on its balance sheet and is expected to grow more than 30% in revenues and earnings into the year 2000.

Based on declining fundamentals and/or excessive valuations, we also sold a number of holdings over the period. We sold Broderbund Software and Forrester Research due to rich valuations compared with other companies in their industries. Another of our holdings we sold was Electronic Data Systems because it experienced deteriorating fundamentals in its outsourcing business which negatively impacted the profit margins on certain contracts.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we remain cautiously optimistic due to excessive valuations we believe the market is currently exhibiting. As market opportunities present themselves, we are committed to our investment criteria of seeking companies that exemplify strong leadership potential, technological developments, and productivity enhancements.


Franklin DynaTech Fund
Top 10 Holdings
9/30/97

Company                    % of Total
INDUSTRY                   Net Assets
------------------------------------------
Intel Corp.
SEMICONDUCTOR/
MANUFACTURER                  13.5%

Microsoft Corp.
COMPUTER SOFTWARE              6.2%

Motorola, Inc.
TELECOMMUNICATIONS             5.3%

Compaq Computer Corp.
COMPUTER HARDWARE              4.9%

Hewlett-Packard Co.
COMPUTER HARDWARE              3.6%

Cisco Systems Inc.
NETWORKING                     2.3%

Warner-Lambert Co.
PHARMACEUTICALS                2.1%

Toys   Us, Inc.
RETAIL                         2.0%

Thermo Electron Corp.
PRECISION INSTRUMENTS/
TEST EQUIPMENT                 1.8%

Waste Management, Inc.
ENVIRONMENTAL SERVICES         1.5%


For a complete list of portfolio holdings, please see page 59 of this report.


PERFORMANCE SUMMARY

CLASS I

Franklin DynaTech Fund - Class I reported a cumulative total return of +35.63% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 37, the fund's Class I shares delivered a cumulative total return of more than 256.62% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased $4.45, from $14.03 on September 30, 1996, to $18.48 on September 30, 1997. During the reporting period, shareholders received distributions of 5.5 cents ($0.055) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cents ($0.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 37 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Hambrecht & Quist Technology Index. Please note, the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin DynaTech Fund -- Class I
Periods ended 9/30/97

                                                                    Since
                                                                   Inception
                                   1-Year    5-Year     10-Year    (1/1/68)
--------------------------------------------------------------------------------
Cumulative Total Return1           35.63%    138.12%    256.62%    1504.83%

Average Annual Total Return2       29.53%     17.87%     13.04%       9.61%

Value of $10,000 Investment3       $12,953    $22,750   $34,074    $153,066

                            9/30/93   9/30/94   9/30/95   9/30/96   9/30/97

Total Return4                14.41%    2.94%     32.10%    12.84%    35.63%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin DynaTech Fund - Class II reported a cumulative total return of +34.32% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 39, the fund's Class II shares delivered a cumulative total return of more than 37.86% since the shares became available on September 16, 1996.

The fund's share price, as measured by net asset value, increased $4.27, from $14.03 on September 30, 1996, to $18.30 on September 30, 1997. During the reporting period, shareholders received distributions of 5.63 cents ($0.0563) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cents ($0.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 39 compares the performance of the fund's Class II shares over the period since inception,with the performance of the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Hambrecht & Quist Technology Index. Please note the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin DynaTech Fund -- Class II
Periods ended 9/30/97

                                                               Since
                                                             Inception
                                                  1-Year     (9/16/96)
------------------------------------------------------------------------
Cumulative Total Return1                          34.32%       37.86%

Average Annual Total Return2                      32.01%       33.99%

Value of $10,000 Investment3                      $13,201      $13,547


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicableeto shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include sales charges.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective: Seeks high current income from a portfolio of U.S. government securities.

During the 12-month reporting period, economic conditions in the U.S. were extremely favorable for investors. Economic growth in the fourth quarter of 1996 began on a slow note, but by the end of the year and into the first quarter of 1997, it increased. Interest rates -- which had declined between the third and fourth quarters of 1996 -- reversed course and nudged higher. Investors feared that tight labor markets, combined with strong growth, would continue to push wages higher. This increase could eventually be passed on to consumers in the form of higher prices.

To no one's surprise, the Federal Reserve Board (the Fed) bumped the federal funds rate to 5.50% from 5.25% at its Open Market Committee Meeting in March, citing heightened inflation risk as the reason for the quarter-point increase. Through this pre-emptive strike, the Fed hoped to slow economic growth and inflationary pressures. Second quarter growth did decline relative to the first quarter's; however, early indications are that the economy is regaining momentum on the back of strong consumer spending during the third quarter of 1997.

The most remarkable aspect of the current economic expansion is that inflation, despite the strong growth, has not accelerated. This, combined with a rapidly declining U.S. budget deficit, allowed interest rates to shift lower during the past twelve months. In addition, interest rate volatility declined during the period as well. These phenomena led to strong performance from the Government National Mortgage Association (GNMA) pass-through sector, which offers yield spread and income advantages over U.S. Treasury securities.

The chart to the right illustrates the fund's volatility risk/return profile relative to 10- and 30-year U.S. Treasuries and one-year certificates of deposit. Using volatility as a measure of risk, the fund's risk-adjusted return performed better than that of 10-year Treasuries.

Over the 12 months under review, we continued our strategy of investing the fund's assets in high credit quality, GNMA mortgage pass-through securities. Our disciplined approach of remaining fully invested, while reducing transaction costs, has allowed shareholders to participate in the favorable market conditions of the past year. Throughout the fiscal period, we have invested portfolio cashflows across a variety of GNMA programs and coupons to help diversify the fund's exposure to GNMA market risks. In addition, the portfolio's large exposure to seasoned GNMA pass-through bonds works to insulate the portfolio from increased prepayment risks that generally result from lower market interest rates.




GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

For the remainder of 1997, we anticipate that interest-rate volatility should remain relatively subdued, which will continue to benefit mortgage pass-through securities. However, overall yield levels may move to the higher end of their recent trading range if consumer activity and economic growth continue their rebound in the second half of 1997.




GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT




PERFORMANCE SUMMARY

CLASS I

Franklin U.S. Government Securities Fund - Class I reported a cumulative total return of +10.08% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 44, the fund's Class I shares delivered a cumulative total return of more than 134.13%, for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 17.0 cents, from $6.72 on September 30, 1996, to $6.89 on September 30, 1997. During the reporting period, shareholders received distributions of 48.2 cents ($0.482) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $7.20 on September 30, 1997 and an annualization of September's dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 6.50%. A comparable rate based on the redemption value (or net asset value price) on the same day was 6.79%.

The graph on page 44 compares the performance of the fund's Class I shares over the past 10 years with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brother's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Class I
Periods ended 9/30/97

                                                                  Since
                                                                 Inception
                                    1-Year   5-Year    10-Year   (2/1/77)
----------------------------------------------------------------------------
Cumulative Total Return1            10.08%   37.28%    134.13%   640.01%

Average Annual Total Return2         5.38%    5.63%      8.42%     7.43%

Distribution Rate3               6.50%

30-Day Standardized Yield4       6.36%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 3.9 cent per share monthly dividend and the maximum offering price of $7.20 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin U.S. Government Securities Fund - Class II reported a cumulative total return of +9.48% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 46, as of September 30, 1997, the fund's Class II shares delivered a cumulative total return of 20.92% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 17.0 cents, from $6.70 on September 30, 1996, to $6.87 on September 30, 1997. During the reporting period, shareholders received distributions of 44.33 cents ($0.4433) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the offering price of $6.94 on September 30, 1997 and an annualization of September's dividend of 3.57 cents ($0.0357) per share, plus a 12b-1 differential adjustment of .09 cents ($0.0009), the fund's distribution rate was 6.19%.

The graph on page 46 compares the performance of the fund's Class II shares with the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brothers Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Class II
Periods ended 9/30/97

                                                             Since
                                                            Inception
                                                  1-Year    (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                           9.48%     20.92%

Average Annual Total Return2                       7.36%      7.71%

Distribution Rate3                  6.19%

30-Day Standardized Yield4          6.04%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. Distribution rate is based on an annualization of the current 3.66 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $6.94 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin U.S. Government Securities Fund - Advisor Class reported a cumulative total return of +7.68% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 14.0 cents, from $6.76 on January 2, 1997, to $6.90 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 36.31 cents ($0.3631) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $6.90 on September 30, 1997 and an annualization of September's dividend of 3.95 cents ($0.0395) per share, the fund's distribution rate was 6.87%.

The graph on page 48 compares the performance of the fund's Advisor Class shares over the past 10 years with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brother's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Advisor Class
Periods ended 9/30/97

                                                                       Since
                                                                     Inception
                                                                    of the Fund
--------------------------------------------------------------------------------
                                        1-Year    5-Year    10-Year   (2/1/77)

Cumulative Total Return1                10.30%    37.55%    134.60%    641.50%

Average Annual Total Return1            10.30%     6.58%      8.90%      7.60%

Distribution Rate2                 6.87%

30-Day Standardized Yield3         6.75%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 7.68%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. Distribution rate is based on an annualization of the current 3.95 cent per share monthly dividend and the fund's price of $6.90 on September 30, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Growth Fund

                                                                     Class I
                                             ------------------------------------------------------
                                                           Year Ended September 30,
                                             ------------------------------------------------------
                                                  1997       1996       1995      1994       1993
                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year               $22.82     $19.38     $14.96    $14.25     $13.70
                                             ------------------------------------------------------
Income from investment operations:
 Net investment income                              .36        .22        .17       .19        .23
 Net realized and unrealized gains                 4.34       3.53       4.43       .90        .58
                                             ------------------------------------------------------
Total from investment operations                   4.70       3.75       4.60      1.09        .81
                                             ------------------------------------------------------
Less distributions:
 Dividends from net investment income              (.23)      (.16)      (.14)     (.30)      (.19)
 Distributions from net realized gains             (.20)      (.15)      (.04)     (.08)      (.07)
                                             ------------------------------------------------------
Total distributions                                (.43)      (.31)      (.18)     (.38)      (.26)
                                             ------------------------------------------------------
Net asset value, end of year                     $27.09     $22.82     $19.38    $14.96     $14.25
                                             ======================================================
Total return*                                     20.84%     19.60%     31.11%     7.63%      5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                $1,435,561  $1,020,486  $712,866  $516,620  $560,824
Ratio to average net assets:
 Expenses                                           .89%       .87%       .90%      .77%       .64%
 Net investment income                             1.60%      1.16%      1.08%     1.23%      1.64%
Portfolio turnover rate                            1.77%      2.03%      1.39%     6.52%      1.70%
Average commission rate paid**                     $.0568     $.0543       --        --         --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.


                                                                   Class II
                                                         ---------------------------------
                                                              Year Ended September 30,
                                                         ---------------------------------
                                                            1997       1996      1995****
                                                         ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $22.60     $19.33    $16.88
                                                         ---------------------------------
Income from investment operations:
 Net investment income                                         .20        .12       .02
 Net realized and unrealized gains                            4.25       3.46      2.43
                                                         ---------------------------------
Total from investment operations                              4.45       3.58      2.45
                                                         ---------------------------------
Less distributions:
 Dividends from net investment income                         (.15)      (.16)       --
 Distributions from net realized gains                        (.20)      (.15)       --
                                                         ---------------------------------
Total distributions                                           (.35)      (.31)       --
                                                         ---------------------------------
Net asset value, end of year                                $26.70     $22.60    $19.33
                                                         =================================

Total return*                                                19.91%     18.73%    14.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $117,218   $43,417   $4,161
Ratio to average net assets:
 Expenses                                                     1.66%      1.63%     1.79%**
 Net investment income                                         .85%       .40%      .37%**
Portfolio turnover rate                                       1.77%      2.03%     1.39%
Average commission rate paid***                               $.0568     $.0543      --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.


                                                           Advisor Class
                                                           -------------
                                                              1997****
                                                           -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $23.24
                                                           -------------
Income from investment operations:
 Net investment income                                           .25
 Net realized and unrealized gains                              3.64
                                                           -------------
Total from investment operations                                3.89
                                                           -------------
Net asset value, end of period                                $27.13
                                                           =============
Total return*                                                  16.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $25,823
Ratio to average net assets:
 Expenses                                                        .66%**
 Net investment income                                          1.93%**
Portfolio turnover rate                                         1.77%
Average commission rate paid***                                 $.0568


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments, September 30, 1997

                                                                                               SHARES/
     Growth Fund                                                                               WARRANTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks & Warrants  67.5%
     Aerospace & Defense  6.0%
     Boeing Co.                                                                                 404,200        $ 22,003,638
     Lockheed Martin Corp.                                                                      162,600          17,337,225
     Raytheon Co.                                                                               442,000          26,133,250
     Rockwell International Corp.                                                                50,000           3,146,875
     Thiokol Corp.                                                                              120,000          10,320,000
     United Technologies Corp.                                                                  200,000          16,200,000
                                                                                                              -------------
                                                                                                                 95,140,988
                                                                                                              -------------
     Auto Parts  .3%
     Genuine Parts Co.                                                                          135,000           4,159,688
                                                                                                              -------------
     Biotechnology  1.4%
    aAmgen, Inc.                                                                                200,000           9,587,500
    aGenentech, Inc.                                                                            200,000          11,625,000
    aImmunex Corp.                                                                               20,000           1,345,000
    aTherapeutic Discovery Corp.                                                                  8,000              97,500
                                                                                                              -------------
                                                                                                                 22,655,000
                                                                                                              -------------
     Business Services  3.5%
     Avery Dennison Corp.                                                                       220,000           8,800,000
    aChoicePoint, Inc.                                                                           40,000           1,495,000
     Cognizant Corp.                                                                            244,000           9,943,000
     Dun & Bradstreet Corp.                                                                     244,000           6,923,500
     Equifax, Inc.                                                                              400,000          12,575,000
     Kelly Services, Inc., Class A                                                              250,000           8,375,000
a,e,gProgramming & Systems, Inc.                                                                345,300               6,906
     Wallace Computer Services, Inc.                                                            200,000           7,375,000
                                                                                                              -------------
                                                                                                                 55,493,406
                                                                                                              -------------
     Chemicals  3.7%
     Air Products & Chemicals, Inc.                                                             200,000          16,587,500
     Eastman Chemical Co.                                                                        25,000           1,550,000
     International Flavors and Fragrances, Inc.                                                 300,000          14,700,000
     Mallinckrodt Group, Inc.                                                                   116,000           4,176,000
     NCH Corp.                                                                                  200,000          14,200,000
     Sigma-Aldrich Corp.                                                                        200,000           6,587,500
                                                                                                              -------------
                                                                                                                 57,801,000
                                                                                                              -------------
     Communications & Entertainment  2.4%
    aACNielsen Corp.                                                                             81,333           1,951,992
     American Greetings Corp., Class A                                                          300,000          11,062,500
     Disney (Walt) Co.                                                                          304,932          24,585,143
    aIntervisual Books, Inc.                                                                    100,000             168,750
    aKing World Productions, Inc.                                                                10,000             432,500
                                                                                                              -------------
                                                                                                                 38,200,885
                                                                                                              -------------
     Computer Hardware  3.5%
     Hewlett-Packard Co.                                                                        360,000          25,042,500
     International Business Machines Corp.                                                      280,000          29,662,500
                                                                                                              -------------
                                                                                                                 54,705,000
                                                                                                              -------------
     Computer Software  .2%
    aMicrosoft Corp.                                                                             20,000           2,646,250
                                                                                                              -------------
     Data Services  3.3%
     Automatic Data Processing, Inc.                                                            400,000          20,000,000
    aComputer Sciences Corp.                                                                    450,000          31,837,500
                                                                                                              -------------
                                                                                                                 51,837,500
                                                                                                              -------------
     Diversified Manufacturers  2.8%
     Deltic Timber Corp.                                                                         11,428           $ 373,553
     Minnesota Mining & Manufacturing Co.                                                       372,000          34,410,000
     National Service Industries, Inc.                                                          100,000           4,393,750
     Teleflex, Inc.                                                                             139,200           4,819,800
                                                                                                              -------------
                                                                                                                 43,997,103
                                                                                                              -------------
     Electronics & Electrical Equipment  3.3%
     AMP, Inc.                                                                                  400,000          21,425,000
     Emerson Electric Co.                                                                        80,000           4,610,000
    aImation Corp.                                                                               37,200             992,775
     Molex, Inc.                                                                                 93,750           4,160,156
     Molex, Inc., Class A                                                                        93,750           3,820,313
     Raychem Corp.                                                                              200,000          16,900,000
                                                                                                              -------------
                                                                                                                 51,908,244
                                                                                                              -------------
     Energy/Energy Services  3.8%
     Atlantic Richfield Co.                                                                     180,000          15,378,750
     Coastal Co.                                                                                300,000          18,375,000
     Murphy Oil Corp.                                                                            40,000           2,285,000
     Royal Dutch Petroleum Co., New York Shares                                                 280,000          15,540,000
     Schlumberger, Ltd.                                                                          60,000           5,051,250
     Union Pacific Resources Group, Inc.                                                        101,633           2,661,514
                                                                                                              -------------
                                                                                                                 59,291,514
                                                                                                              -------------
     Environmental Services  4.7%
     Betzdearborn, Inc.                                                                         200,000          13,675,000
     Browning-Ferris Industries, Inc.                                                           165,000           6,280,313
    aIonics, Inc.                                                                               230,000          10,191,875
     Millipore Corp.                                                                            400,000          19,650,000
    aOsmonics, Inc.                                                                             256,500           4,216,219
     Pall Corp.                                                                                 382,000           8,236,875
     Waste Management, Inc.                                                                     210,000           7,336,875
     Wheelabrator Technology, Inc.                                                              270,000           4,320,000
                                                                                                              -------------
                                                                                                                 73,907,157
                                                                                                              -------------
     Food/Confectionery  .9%
     Hershey Foods Corp.                                                                        258,200          14,588,300
                                                                                                              -------------
     Health Care - Diversified  5.1%
     Abbott Laboratories                                                                        200,000          12,787,500
     Allegiance Corp                                                                             50,000           1,550,000
     Allergan, Inc.                                                                             200,000           7,237,500
    aAlza Corp., Class A                                                                        100,000           2,900,000
    aAlza Corp., warrants                                                                         8,000               1,500
     Baxter International, Inc.                                                                 250,000          13,062,500
     Johnson & Johnson, Inc.                                                                    400,000          23,050,000
    aMedPartners, Inc.                                                                           75,625           1,621,211
     Nature's Sunshine Products, Inc.                                                            33,000             779,625
    aPerrigo Co.                                                                                200,000           3,150,000
    aRespironics, Inc.                                                                           98,000           2,695,000
     U.S. Surgical Corp.                                                                        400,000          11,675,000
                                                                                                              -------------
                                                                                                                 80,509,836
                                                                                                              -------------
     Imaging/Photography  .9%
     Eastman Kodak Co.                                                                          200,000          12,987,500
     Polaroid Corp.                                                                              38,000           1,945,125
                                                                                                              -------------
                                                                                                                 14,932,625
                                                                                                              -------------

     Media & Broadcasting  1.8%
    aHSN, Inc.                                                                                  100,000         $ 4,062,500
     Time Warner, Inc.                                                                          450,000          24,384,375
                                                                                                              -------------
                                                                                                                 28,446,875
                                                                                                              -------------
     Networking  1.6%
    aCabletron Systems, Inc.                                                                    500,000          16,000,000
    aCisco Systems, Inc.                                                                        135,000           9,863,437
                                                                                                              -------------
                                                                                                                 25,863,437
                                                                                                              -------------
     Pharmaceuticals  11.2%
     American Home Products Corp.                                                               300,000          21,900,000
     Bristol-Myers Squibb Co.                                                                   320,000          26,480,000
     Lilly (Eli) & Co.                                                                          200,000          24,087,500
     Merck & Co., Inc.                                                                          200,000          19,987,500
     Pfizer, Inc.                                                                               640,000          38,440,000
     Schering-Plough Corp.                                                                      900,000          46,350,000
                                                                                                              -------------
                                                                                                                177,245,000
                                                                                                              -------------
     Real Estate - Diversified
  a,bFRM Nexus                                                                                  115,100                 115
                                                                                                              -------------
     Retail  .5%
     Tiffany & Co.                                                                              123,900           5,265,750
     Weis Markets, Inc.                                                                          58,218           2,037,630
                                                                                                              -------------
                                                                                                                  7,303,380
                                                                                                              -------------
     Toy Manufacturing  .6%
     Mattel, Inc.                                                                               300,000           9,937,500
                                                                                                              -------------
     Transportation  6.0%
    aAMR Corp.                                                                                  310,000          34,313,124
     Delta Air Lines, Inc.                                                                      250,000          23,546,874
    aUAL Corp.                                                                                  350,000          29,618,750
     Union Pacific Corp.                                                                        120,000           7,515,000
                                                                                                              -------------
                                                                                                                 94,993,748
                                                                                                              -------------
     Total Long Term Investments (Cost $433,324,038)                                                          1,065,564,551
                                                                                                              -------------

    fRepurchase Agreements  32.5%
     Joint Repurchase Agreement, 6.010%, 10/01/97
      (Maturity Value $513,654,651)(Cost $513,568,914)                                     $513,568,914       $ 513,568,914
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $39,075,895)
      BA Securities, Inc., (Maturity Value $39,075,895)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $44,743,911)
      Bear, Stearns & Co., Inc., (Maturity Value $39,075,895)
      CIBC Wood Gundy Securities Corp., (Maturity Value $39,075,895)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $39,075,895)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $39,075,895)
      Fuji Securities, Inc., (Maturity Value $39,075,895)
      Lehman Brothers, Inc., (Maturity Value $39,075,895)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $39,075,895)
      SBC Warburg, Inc., (Maturity Value $39,075,895)
      The Nikko Securities Co. International, Inc., (Maturity Value $39,075,895)
      UBS Securities, L.L.C., (Maturity Value $39,075,895)
     Total Investments (Cost $946,892,952)  100.0%                                                            1,579,133,465
     Other Assets, less Liabilities                                                                                (531,953)
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $1,578,601,512
                                                                                                              =============






aNon-income producing.
bSee Note 6 regarding restricted securities.
eThe Investment Company Act of 1940 defines  "affiliated  companies" as investments in portfolio companies in which the Fund owns 5%
or more of the outstanding voting securities. Investments in "affiliated companies" at 9/30/97 were $6,906.
fSee Note 1(f) regarding joint repurchase agreement.
gTrading suspended.



                                                 See notes to financial statements.



Financial Highlights

Franklin DynaTech Fund


                                                                                        Class I
                                                            -----------------------------------------------------------------
                                                                               Year Ended September 30,
                                                            -----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $14.03        $12.78        $9.85         $10.29        $9.21
Income from investment operations:
 Net investment income                                           .10           .06          .12            .07          .10
 Net realized and unrealized gains                              4.81          1.54         2.99            .21         1.21
Total from investment operations                                4.91          1.60         3.11            .28         1.31
Less distributions:
 Dividends from net investment income                           (.06)         (.12)        (.05)          (.12)        (.12)
 Distributions from net realized gains                          (.40)         (.23)        (.13)          (.60)        (.11)
Total distributions                                             (.46)         (.35)        (.18)          (.72)        (.23)
Net asset value, end of year                                  $18.48        $14.03       $12.78          $9.85       $10.29

Total return*                                                  35.63%        12.84%       32.10%          2.89%       14.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $188,102      $104,508     $92,987        $67,413      $71,469
Ratio to average net assets:
 Expenses                                                       1.04%         1.05%        1.01%          1.00%         .81%
 Net investment income                                           .75%          .43%        1.11%           .69%        1.03%
Portfolio turnover rate                                         5.59%        11.94%        9.83%          9.73%       26.56%
Average commission rate paid**                                  $.0536        $.0551         --             --           --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                          Class II
                                             --------------------------------
                                                  Year Ended September 30,
                                             --------------------------------
                                                   1997          1996****
                                             --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $14.03        $13.57
                                             --------------------------------
Income from investment operations:
 Net investment income                                .07            --
 Net realized and unrealized gains                   4.66           .46
                                             --------------------------------
Total from investment operations                     4.73           .46
                                             --------------------------------
Less distributions:
 Dividends from net investment income                (.06)           --
 Distributions from net realized gains               (.40)           --
                                             --------------------------------
Total distributions                                  (.46)           --
                                             --------------------------------
Net asset value, end of year                       $18.30        $14.03
                                             ================================
Total return*                                       34.32%         3.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $3,386        $   --
Ratio to average net assets:
 Expenses                                            1.82%         1.85%**
 Net investment income                                .25%         (.14%)**
Portfolio turnover rate                              5.59%        11.94%
Average commission rate paid***                      $.0536        $.0551


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period September 16, 1996 (effective date) to September 30, 1996.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


     DynaTech Fund                                                                               SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks  62.0%
     Biotechnology  .3%
    aAmgen, Inc.                                                                                 10,000           $ 479,375
                                                                                                              -------------
     Business Services  1.7%
    aChoicePoint, Inc.                                                                            2,000              74,750
     Cognizant Corp.                                                                             10,000             407,500
     Equifax, Inc.                                                                               20,000             628,750
     First Data Corp.                                                                            50,000           1,878,125
    aSABRE Group Holdings, Inc.                                                                  11,800             422,588
                                                                                                              -------------
                                                                                                                  3,411,713
                                                                                                              -------------
     Chemicals  .8%
     Sigma-Aldrich Corp.                                                                         50,000           1,646,874
                                                                                                              -------------
     Computer Hardware  9.0%
    aCompaq Computer Corp.                                                                      125,000           9,343,750
     Hewlett-Packard Co.                                                                        100,000           6,956,250
    aKomag, Inc.                                                                                 45,000             916,875
                                                                                                              -------------
                                                                                                                 17,216,875
                                                                                                              -------------
     Computer Software  7.8%
     Adobe Systems, Inc.                                                                         20,000           1,007,500
    aElectronic Arts, Inc.                                                                       10,000             386,250
    aIntuit, Inc.                                                                                25,000             800,000
    aMetaCreations Corp.                                                                         11,235             165,716
    aMicrosoft Corp.                                                                             90,000          11,908,125
    aNetscape Communications Corp.                                                                  200               7,200
    aParametric Technology Co.                                                                   10,000             441,250
    aScopus Technology, Inc.                                                                     11,250             178,594
                                                                                                              -------------
                                                                                                                 14,894,635
                                                                                                              -------------
     Data Services  .3%
    aComputer Sciences Corp.                                                                     10,000             707,500
                                                                                                              -------------
     Energy/Energy Services  1.8%
    aAES Corp.                                                                                   20,000             875,000
     Schlumberger, Ltd.                                                                          30,000           2,525,625
                                                                                                              -------------
                                                                                                                  3,400,625
                                                                                                              -------------
     Environmental Services  2.1%
     Browning-Ferris Industries, Inc.                                                            20,000             761,250
    aUS Filter Corp.                                                                             10,000             430,625
     Waste Management, Inc.                                                                      80,000           2,795,000
                                                                                                              -------------
                                                                                                                  3,986,875
                                                                                                              -------------
     Financial Services  .1%
     Associates First Capital Corp.                                                               3,600             224,100
                                                                                                              -------------
     Lodging  .1%
    aHost Marriott Corp.                                                                         10,000             227,500
                                                                                                              -------------
     Media & Broadcasting  1.1%
     Liberty Media Group, Class A                                                                37,312           1,117,028
     News Corp., Ltd., Sponsored ADR                                                             20,000             408,750
     Time Warner, Inc.                                                                           10,000             541,875
                                                                                                              -------------
                                                                                                                  2,067,653
                                                                                                              -------------
     Medical Services  3.4%
     Bard (C.R.), Inc.                                                                           20,000             678,750
     Columbia/HCA Healthcare Corp.                                                               22,500             646,875
     HBO & Co.                                                                                   30,000           1,132,500
     Medtronic, Inc.                                                                             20,000             940,000
     Mentor Corp.                                                                                 5,000             158,750
     Medical Services (cont.)
    aPacifiCare Health Systems, Inc., Class B                                                    15,000         $ 1,021,875
    aSt. Jude Medical, Inc.                                                                      10,000             350,625
     United Healthcare Corp.                                                                     30,000           1,500,000
                                                                                                              -------------
                                                                                                                  6,429,375
     Networking  3.9%                                                                                         -------------
    a3Com Corp.                                                                                  20,000           1,025,000
    aAscend Communications, Inc.                                                                  5,000             161,875
    aCisco Systems, Inc.                                                                         60,000           4,383,750
    aInternational Network Services                                                              35,000             717,500
    aNewbridge Networks Corp.                                                                    20,000           1,197,500
                                                                                                              -------------
                                                                                                                  7,485,625
                                                                                                              -------------
     Pharmaceuticals  4.0%
     Merck & Co., Inc.                                                                           15,000           1,499,063
     Schering-Plough Corp.                                                                       40,000           2,060,000
     Warner-Lambert Co.                                                                          30,000           4,048,125
                                                                                                              -------------
                                                                                                                  7,607,188
                                                                                                              -------------
     Precision Instruments/Test Equipment  2.1%
    aThermo Electron Corp.                                                                       84,375           3,375,000
    aWaters Corp.                                                                                13,800             609,788
                                                                                                              -------------
                                                                                                                  3,984,788
                                                                                                              -------------
     Retail  2.7%
     Estee Lauder Cos., Class A                                                                  20,000             925,000
    aFederated Department Stores, Inc.                                                           10,000             431,250
    aToys R Us, Inc.                                                                            108,000           3,834,000
                                                                                                              -------------
                                                                                                                  5,190,250
                                                                                                              -------------
     Semiconductor/Manufacturer  14.1%
     Intel Corp.                                                                                280,000          25,847,500
     Linear Technology Corp.                                                                     10,000             687,500
    aXilinx, Inc.                                                                                10,000             506,250
                                                                                                              -------------
                                                                                                                 27,041,250
                                                                                                              -------------
     Specialty Pharmaceuticals  .1%
    aNoven Pharmaceuticals, Inc.                                                                 23,000             161,000
                                                                                                              -------------
     Telecommunications  6.3%
    aAirTouch Communications, Inc.                                                               20,000             708,750
     AT&T Corp.                                                                                  15,000             664,687
     Lucent Technologies, Inc.                                                                    8,102             659,300
     Motorola, Inc.                                                                             140,000          10,062,500
                                                                                                              -------------
                                                                                                                 12,095,237
                                                                                                              -------------
     Transportation  .3%
     Air Express International Corp.                                                             15,000             547,500
                                                                                                              -------------
     Total Long Term Investments (Cost $31,963,323)                                                             118,805,938
                                                                                                              -------------

    fRepurchase Agreements  37.6%
     Joint Repurchase Agreement, 6.010%, 10/01/97
      (Maturity Value $71,953,228)(Cost $71,941,218)                                        $71,941,218        $ 71,941,218
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $5,473,788)
      BA Securities, Inc., (Maturity Value $5,473,788)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $6,267,772)
      Bear, Stearns & Co., Inc., (Maturity Value $5,473,788)
      CIBC Wood Gundy Securities Corp., (Maturity Value $5,473,788)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $5,473,788)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $5,473,788)
      Fuji Securities, Inc., (Maturity Value $5,473,788)
      Lehman Brothers, Inc., (Maturity Value $5,473,788)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $5,473,788)
      SBC Warburg, Inc., (Maturity Value $5,473,788)
      The Nikko Securities Co. International, Inc., (Maturity Value $5,473,788)
      UBS Securities, L.L.C., (Maturity Value $5,473,788)
     Total Investments (Cost $103,904,541)  99.6%                                                               190,747,156
     Other Assets, less Liabilities  .4%                                                                            740,189
                                                                                                              -------------
     Net Assets  100.0%                                                                                        $191,487,345
                                                                                                              =============






aNon-income producing.
fSee Note 1(f) regarding joint repurchase agreement.



                                                 See notes to financial statements.



Financial Highlights

Franklin Utilities Fund


                                                                                    Class I
                                                            ---------------------------------------------------------------
                                                                          Year Ended September 30,
                                                            ---------------------------------------------------------------
                                                              1997         1996         1995         1994          1993
                                                            ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $ 9.73       $9.75        $8.33        $10.78        $ 9.63
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .53         .54          .53           .55           .53
 Net realized and unrealized gains (losses)                      .73         .03         1.42         (2.44)         1.17
                                                            ---------------------------------------------------------------
Total from investment operations                                1.26         .57         1.95         (1.89)         1.70
                                                            ---------------------------------------------------------------
Less distributions:
 Dividends from net investment income                           (.52)       (.52)        (.52)         (.52)         (.55)
 Distributions from net realized gains                           (.43)      (.07)        (.01)         (.04)           --
                                                            ---------------------------------------------------------------
Total distributions                                             (.95)       (.59)        (.53)         (.56)         (.55)
                                                            ---------------------------------------------------------------
Net asset value, end of year                                  $10.04       $9.73        $9.75        $ 8.33        $10.78
                                                            ===============================================================
Total return*                                                  13.72%       5.94%       24.19%       (17.94%)       17.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $1,953,273   $2,400,561   $2,765,976   $2,572,508    $3,626,774
Ratio to average net assets:
 Expenses                                                        .75%        .71%         .73%          .64%          .55%
 Net investment income                                          5.26%       5.24%        5.88%         5.76%         5.30%
Portfolio turnover rate                                         7.24%      17.05%        5.55%         6.34%         7.81%
Average commission rate paid**                                  $.0505      $.0486         --            --            --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                                           Class II
                                                            -------------------------------------
                                                                    Year Ended September 30,
                                                            -------------------------------------
                                                                1997        1996        1995****
                                                            -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                              $ 9.72      $9.75       $8.89
Income from investment operations:
 Net investment income                                             .45        .46         .23
 Net realized and unrealized gains                                 .76        .06         .88
Total from investment operations                                  1.21        .52        1.11
Less distributions:
 Dividends from net investment income                             (.48)      (.48)       (.25)
 Distributions from net realized gains                            (.43)      (.07)         --
Total distributions                                               (.91)      (.55)       (.25)
Net asset value, end of year                                    $10.02      $9.72       $9.75

Total return*                                                    13.06%      5.39%      13.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $21,906     $19,655     $8,369
Ratio to average net assets:
 Expenses                                                         1.27%      1.23%       1.21%**
 Net investment income                                            4.78%      4.86%       5.15%**
Portfolio turnover rate                                           7.24%     17.05%       5.55%
Average commission rate paid***                                   $.0505     $.0486        --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity  securities.  Prior to September 30, 1996 disclosure of average  commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.



                                                           Advisor Class
                                                       ---------------------
                                                             1997****
                                                       ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $ 9.55
                                                       ---------------------
Income from investment operations:
 Net investment income                                            .36
 Net realized and unrealized gains                                .53
                                                       ---------------------
Total from investment operations                                  .89
Less distributions:                                    ---------------------
 Dividends from net investment income                            (.40)
                                                       ---------------------
Net asset value, end of period                                 $10.04
                                                       =====================
Total return*                                                    9.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $8,719
Ratio to average net assets:
 Expenses                                                         .62%**
 Net investment income                                           5.33%**
Portfolio turnover rate                                          7.24%
Average commission rate paid***                                  $.0505

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


     Utilities Fund                                                                            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks  78.5%
     AGL Resources, Inc.                                                                        350,000         $ 6,628,125
    aAirTouch Communications, Inc.                                                              203,200           7,200,900
     Allegheny Energy, Inc.                                                                   1,800,000          54,450,000
     American Electric Power Co., Inc.                                                        1,276,100          58,062,550
     AT&T Corp.                                                                                 150,000           6,646,875
     Central & South West Corp.                                                               2,178,100          48,326,594
     CINergy Corp.                                                                            2,059,800          68,874,563
     Delmarva Power & Light Co.                                                               2,359,800          44,541,225
     Dominion Resources, Inc.                                                                 1,783,950          67,567,106
     Duke Power Co.                                                                           1,585,000          78,358,438
     Edison International                                                                     1,120,800          28,300,200
     Enova Corp.                                                                              2,505,600          63,266,400
     Entergy Corp.                                                                            1,875,400          48,877,613
     Florida Progress Corp.                                                                   2,135,175          70,460,775
     FPL Group, Inc.                                                                          1,601,000          82,051,250
     GPU, Inc.                                                                                  937,000          33,614,875
     GTE Corp.                                                                                  800,000          36,300,000
     Hawaiian Electric Industries, Inc.                                                       1,188,480          44,493,720
     MidAmerican Energy Co.                                                                   2,059,800          35,531,550
     Montana Power Co.                                                                           28,000             745,500
     Nevada Power Co.                                                                           661,700          14,557,400
     New Century Energies, Inc.                                                               1,748,445          72,669,745
     New Jersey Resources Corp.                                                                 245,500           7,948,063
     NIPSCO Industries, Inc.                                                                  1,010,300          42,558,888
     Northern States Power Co.                                                                  342,100          17,019,475
     OGE Energy Corp.                                                                           444,300          20,965,406
     Pacific Enterprises                                                                        560,800          18,997,100
     PG&E Corp.                                                                               3,328,000          77,168,000
     PacifiCorp                                                                               1,695,900          37,945,763
     Pinnacle West Capital Corp.                                                                518,485          17,434,058
     Puget Sound Power & Light Co.                                                              900,000          23,962,500
     SBC Communications                                                                         182,100          11,176,388
     SCANA Corp.                                                                              2,398,500          60,112,406
     Sierra Pacific Resources                                                                   350,000          11,221,875
     SIGCORP, Inc.                                                                              787,665          20,085,458
     Southern Co.                                                                             3,463,500          78,145,219
     TECO Energy, Inc.                                                                        2,900,400          71,059,800
     Texas Utilities Co.                                                                      1,162,750          41,859,000
     Western Resources, Inc.                                                                    806,200          27,662,738
                                                                                                              -------------
     Total Common Stocks (Cost $1,375,936,243)                                                                1,556,847,541
                                                                                                              -------------
     Preferred Stocks  5.3%
     AES Trust I, Series A, 5.375%, 3/31/27, cvt. pfd.                                          400,000          27,300,000
    bCMS Energy Trust I, 7.75%, cvt. pfd.                                                       705,000          38,360,601
     MCN Financing III, 8.00%, 5/16/00, cvt. pfd.                                               108,400           5,860,375
     Nortel Inversora, SA, 10.00% cvt. pfd., MEDS                                               650,000          35,100,000
                                                                                                              -------------
     Total Preferred Stocks (Cost $87,231,042)                                                                  106,620,976
                                                                                                              -------------

                                                                                             PRINCIPAL
                                                                                               AMOUNT
                                                                                            -----------
     Corporate Bonds  13.6%
     Alabama Power Co., 8.75%, 12/01/21                                                     $ 9,900,000          10,314,482
     Alabama Power Co., 8.50%, 5/01/22                                                        4,950,000           5,259,073
     Arizona Public Service Co., 10.25%, 5/15/20                                             10,500,000          11,547,835
     Arizona Public Service Co., 9.00%, 12/15/21                                             14,500,000          15,950,173
     Cincinnati Gas & Electric Co., 8.50%, 9/01/22                                           10,000,000          10,639,850
     Commonwealth Edison Co., 8.875%, 10/01/21                                                2,000,000           2,115,166
     Commonwealth Edison Co., 8.50%, 7/15/22                                                  5,000,000           5,301,794
     Commonwealth Edison Co., 8.375%, 9/15/22                                                10,000,000          10,422,060
     Duquesne Light Co., 8.375%, 5/15/24                                                    $ 5,000,000         $ 5,277,689
     Enron Corp., 7.00%, 8/15/23                                                             19,000,000          18,350,313
     Gulf States Utilities Co., 9.72%, 7/01/98                                                1,185,000           1,206,192
     Illinois Power Co., 8.00%, 2/15/23                                                      10,000,000          10,240,749
     Itron, Inc., cvt., 144A, 6.75%, 3/31/04                                                 10,000,000          12,450,000
     Long Island Lighting Co., 9.75%, 5/01/21                                                10,000,000          10,337,849
     Louisiana Power & Light Co., 8.50%, 7/01/22                                             10,000,000          10,236,378
     Midland CoGeneration Venture, 10.33%, 7/23/02                                           11,831,875          13,223,836
     Niagara Mohawk Power Corp., 9.50%, 3/01/21                                               7,500,000           8,005,634
     Niagara Mohawk Power Corp., 8.75%, 4/01/22                                               5,000,000           5,299,400
     Northwest Pipeline Corp., 7.125%, 12/01/25                                               3,000,000           2,903,628
     Ohio Edison Co., 8.75%, 6/15/22                                                          8,000,000           8,441,111
     Pacific Bell, 7.75%, 9/15/32                                                            10,000,000          10,332,599
     Pacific Bell, 7.50%, 2/01/33                                                            10,000,000          10,115,659
     Panhandle Eastern Co., 7.20%, 8/15/24                                                   20,000,000          19,087,180
     Philadelphia Electric Co., 8.75%, 4/01/22                                               15,000,000          15,857,143
     Texas Utilities Co., 8.75%, 11/01/23                                                    10,000,000          11,055,769
     Texas Utilities Co., 8.50%, 8/01/24                                                     10,000,000          10,852,339
     US West Communications Group, 6.875%, 9/15/33                                           16,000,000          14,912,958
                                                                                                              -------------
     Total Corporate Bonds (Cost $255,913,519)                                                                  269,736,859
                                                                                                              -------------
     Total Long Term Investments (Cost $1,719,080,804)                                                        1,933,205,376
                                                                                                              -------------
    fRepurchase Agreements  1.1%
     Joint Repurchase Agreement, 6.010%, 10/01/97
     (Maturity Value $21,787,124) (Cost $21,783,487)                                         21,783,487          21,783,487
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $1,655,821)
      BA Securities, Inc., (Maturity Value $1,655,821)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,917,272)
      Bear, Stearns & Co., Inc., (Maturity Value $1,655,821)
      CIBC Wood Gundy Securities Corp., (Maturity Value $1,655,821)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,655,821)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $1,655,821)
      Fuji Securities, Inc., (Maturity Value $1,655,821)
      Lehman Brothers, Inc., (Maturity Value $1,655,821)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $1,655,821)
      SBC Warburg, Inc., (Maturity Value $1,655,821)
      The Nikko Securities Co. International, Inc., (Maturity Value $1,655,821)
      UBS Securities, L.L.C., (Maturity Value $1,655,821)
     Total Investments (Cost $1,740,864,291)  98.5%                                                           1,954,988,863
     Other Assets, less Liabilities  1.5%                                                                        28,909,798
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $1,983,898,661
                                                                                                              =============

PORTFOLIO ABBREVIATIONS:

MEDS - Mandatorially Exchangeable Debt Security






aNon-income producing.
bSee Note 6 regarding restricted securities.
fSee Note 1(f) regarding joint repurchase agreement.



                                                 See notes to financial statements.



Financial Highlights

Franklin Income Fund


                                                                                        Class I
                                                            ----------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                            ----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $2.30         $2.30         $2.22         $2.46         $2.25
                                                            ----------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .18           .19           .18           .17           .18
 Net realized and unrealized gains (losses)                     .20           .02           .11          (.20)          .23
                                                            ----------------------------------------------------------------
Total from investment operations                                .38           .21           .29          (.03)          .41
                                                            ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income                          (.18)         (.18)         (.18)         (.18)         (.19)
 Distributions from net realized gains                         (.01)         (.03)         (.03)         (.03)         (.01)
                                                            ----------------------------------------------------------------
Total distributions                                            (.19)         (.21)         (.21)         (.21)         (.20)
                                                            ----------------------------------------------------------------
Net asset value, end of year                                  $2.49         $2.30         $2.30         $2.22         $2.46
                                                            ================================================================
Total return*                                                 17.31%         9.43%        14.00%        (1.52%)       18.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $7,738,746    $6,780,153    $5,885,788    $4,891,505    $3,935,444
Ratio to average net assets:
 Expenses                                                       .72%          .70%          .71%          .64%          .54%
 Net investment income                                         7.45%         8.27%         8.26%         7.37%         7.84%
Portfolio turnover rate                                       16.15%        25.29%        58.64%        23.37%        25.41%
Average commission rate paid**                                 $.0498        $.0518          --            --            --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                                        Class II
                                                       ------------------------------------------
                                                                 Year Ended September 30,
                                                       ------------------------------------------
                                                           1997          1996          1995****
                                                       ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                         $2.30         $2.30         $2.18
                                                       ------------------------------------------
Income from investment operations:
 Net investment income                                       .16           .17           .08
 Net realized and unrealized gains                           .21           .03           .11
                                                       ------------------------------------------
Total from investment operations                             .37           .20           .19
                                                       ------------------------------------------
Less distributions:
 Dividends from net investment income                       (.17)         (.17)         (.07)
 Distributions from net realized gains                      (.01)         (.03)           --
                                                       ------------------------------------------
Total distributions                                         (.18)         (.20)         (.07)
                                                       ------------------------------------------
Net asset value, end of year                               $2.49         $2.30         $2.30
                                                       ==========================================
Total return*                                              16.72%         8.86%         8.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $695,355      $343,314      $65,822
Ratio to average net assets:
 Expenses                                                   1.22%         1.21%         1.23%**
 Net investment income                                      6.96%         7.84%         7.89%**
Portfolio turnover rate                                    16.15%        25.29%        58.64%
Average commission rate paid***                             $.0498        $.0518          --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity  securities.  Prior to September 30, 1996 disclosure of average  commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.



                                                                      Advisor Class
                                                                    ----------------
                                                                        1997****
                                                                    ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                    $2.34
                                                                    ----------------
Income from investment operations:
 Net investment income                                                    .14
 Net realized and unrealized gains                                        .14
                                                                    ----------------
Total from investment operations                                          .28
                                                                    ----------------
Less distributions:
 Dividends from net investment income                                    (.14)
                                                                    ----------------
Net asset value, end of period                                          $2.48
                                                                    ================

Total return*                                                           12.31%
Ratios/Supplemental Data
Net assets, end of period (000's)                                       $13,318
Ratio to average net assets:
 Expenses                                                                 .57%**
 Net investment income                                                   7.58%**
Portfolio turnover rate                                                 16.15%
Average commission rate paid***                                          $.0498

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                                                 See notes to financial statements.



Statement of Investments, September 30, 1997


                                                                                              SHARES/
     Income Fund                                                                              WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
a,b,fCommon Stocks  28.4%
     Apparel/Textiles  .2%
a,b,eBibb Co.                                                                                 2,097,122       $  15,728,415
                                                                                                              -------------
     Automotive  .1%
     General Motors Corp. ............................................................          100,000           6,693,750
                                                                                                              -------------
     Computer/Technology  .2%
 a,e Anacomp, Inc. ...................................................................        1,233,882          19,125,171
                                                                                                              -------------
     Consumer Products  1.8%
     Philip Morris Cos., Inc. ........................................................        3,300,000         137,156,250
     RJR Nabisco Holdings Corp. ......................................................          600,000          20,625,000
                                                                                                              -------------
     .................................................................................                          157,781,250
                                                                                                              -------------
     Energy/Energy Services  2.8%
     Athabasca Oil Sands Trust, (Canada)..............................................        2,700,000          52,759,182
     Atlantic Richfield Co. ..........................................................          300,000          25,631,250
     Canadian Oil Sands Trust, (Canada), 144A.........................................        2,300,000          46,607,563
     Energy Group, Plc., Sponsored ADR................................................          237,500           9,885,938
     Monterey Resources, Inc..........................................................          812,540          17,063,340
     Pioneer Natural Resources Co. ...................................................        1,200,015          50,250,628
    aSanta Fe Energy Resources, Inc...................................................        1,122,805          14,035,063
     Ultramar Diamond Shamrock Corp. .................................................          625,000          20,195,313
                                                                                                              -------------
       ...............................................................................                          236,428,277
                                                                                                              -------------
     Metals  1.0%
     Anglo American Platinum Corp., Ltd., ADR.........................................          943,691          16,350,862
     Driefontein Consolidated, Ltd., Sponsored ADR ...................................          700,000           5,162,500
     Free State Consolidated Gold Mines, Ltd., ADR ...................................        2,525,000          15,386,845
     Freeport-McMoRan Copper & Gold, Inc., Class A....................................          408,329          11,254,568
     Impala Platinum Holdings, Ltd., ADR .............................................        1,184,200          13,784,562
     Samancor, Ltd., ADR .............................................................          300,000           2,252,970
     St. Helena Gold Mines, Ltd., ADR ................................................          187,500             773,438
     Vaal Reefs Exploration & Mining Co., Ltd., ADR ..................................        1,500,000           8,062,500
     Western Deep Levels, Ltd., ADR ..................................................          350,000           8,968,750
                                                                                                              -------------
       ...............................................................................                           81,996,995
                                                                                                              -------------
     Real Estate Investment Trusts  .3%
     Meditrust Corp. .................................................................          600,000          24,900,000
                                                                                                              -------------
     Telecommunications  .8%
     US West Communications Group ....................................................        1,700,000          65,450,000
                                                                                                              -------------
     Utilities  21.2%
     American Electric Power Co., Inc. ...............................................        2,200,000         100,100,000
     Central & South West Corp. ......................................................        3,800,000          84,312,500
     CINergy Corp. ...................................................................        2,400,000          80,250,000
     Delmarva Power & Light Co. ......................................................        2,800,000          52,850,000
     Dominion Resources, Inc. ........................................................        2,400,000          90,900,000
     Edison International ............................................................        3,100,000          78,275,000
     Enova Corp. .....................................................................        3,000,000          75,750,000
     Entergy Corp. ...................................................................        3,500,000          91,218,750
     Florida Progress Corp. ..........................................................        2,700,000          89,100,000
     FPL Group, Inc. .................................................................        1,400,000          71,750,000
     GPU, Inc.........................................................................        1,700,000          60,987,500
     Hawaiian Electric Industries, Inc. ..............................................          610,000          22,836,875
     Houston Industries, Inc. ........................................................        1,900,000          41,325,000
     Long Island Lighting Co. ........................................................        1,800,000          46,125,000
     MidAmerican Energy Holdings Co. .................................................        1,776,600          30,646,350
     Nevada Power Co. ................................................................          825,000          18,150,000
     New Century Energies, Inc........................................................        1,805,000          75,020,313
     New England Electric System .....................................................        1,900,000          74,575,000
     New York State Electric & Gas Corp. .............................................        1,000,000          26,875,000
     Utilities (cont.)
     Northern States Power Co. .......................................................          949,600        $ 47,242,600
     Ohio Edison Co. .................................................................        2,100,000          49,218,750
     PacifiCorp ......................................................................          525,000          11,746,875
     PECO Energy Co. .................................................................        3,000,000          70,312,500
     PG&E Corp. ......................................................................        3,200,000          74,200,000
     Potomac Electric Power Co. ......................................................        1,600,000          36,400,000
     Public Service Enterprise Group, Inc. ...........................................        2,350,000          60,512,500
     SCANA Corp. .....................................................................          800,000          20,050,000
     Southern Co. ....................................................................        2,700,000          60,918,750
     Texas Utilities Co. .............................................................        2,400,000          86,400,000
     Western Resources, Inc...........................................................        1,900,000          65,193,750
                                                                                                              -------------
      ...............................................................................                         1,793,243,013
                                                                                                              -------------
     Total Common Stocks (Cost $2,030,817,301) .......................................                        2,401,346,871
                                                                                                              -------------
     Preferred Stocks  11.6%
     Apparel/Textiles  .3%
     Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ..............................          400,000          23,600,000
                                                                                                              -------------
     Cable Systems  .4%
     Cablevision Systems Corp., 8.50% cvt. pfd., Series I.............................        1,300,000          38,025,000
                                                                                                              -------------
     Consumer Products  .1%
     Pantry Pride, Inc., $14.875 pfd., Series B ......................................           75,000           7,621,875
                                                                                                              -------------
     Energy/Energy Services  4.1%
    bCMS Energy Trust I, 7.75% cvt. pfd...............................................        1,600,000          87,059,520
     Devon Financing Trust, $3.25 cvt. pfd., 144A.....................................          600,000          48,375,000
     Enron Corp., 6.25% cvt. pfd......................................................        2,150,000          48,240,625
     McDermott International, Inc., $2.875 cvt. pfd., Series C, 144A .................        1,100,000          61,325,000
     Nuevo Energy Co., 5.75% cvt. pfd., Series A......................................        1,200,000          61,500,000
     Occidental Petroleum Corp., $3.875 cvt. pfd., 144A...............................          490,000          28,787,500
     Patina Oil & Gas Corp., 7.125% cvt. pfd..........................................          158,100           5,118,488
     Snyder Oil Corp., $1.50 cvt. exch. pfd. .........................................          178,900           4,942,113
                                                                                                              -------------
      ................................................................................                          345,348,246
                                                                                                              -------------
     Lodging  .9%
     Host Marriott Corp., 6.75% cvt. pfd., 144A.......................................        1,100,000          74,800,000
                                                                                                              -------------
     Metals  1.8%
     Amax Gold, Inc., $3.75 cvt. pfd., Series B ......................................          650,000          35,100,000
     Armco, Inc., $3.625 cum. cvt. pfd., Series A ....................................          300,000          15,262,500
     Armco, Inc., $4.50 cvt. pfd., Class B ...........................................          114,200           5,781,375
     Battle Mountain Gold Co., $3.25 cvt. pfd. .......................................          295,000          14,879,063
     Coeur D'Alene Mines Corp., 7.00% cvt. pfd........................................          600,000          11,137,500
     Cyprus Minerals, $4.00 cvt. pfd., Series A ......................................          120,000           6,615,000
     Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd., 144A ............................          450,000          29,250,000
     Freeport-McMoRan, Inc., 8.75% cvt. pfd. .........................................          400,000          12,200,000
     Hecla Mining Co., $3.50 cvt. pfd., Series B .....................................          375,000          18,234,375
                                                                                                              -------------
       ...............................................................................                          148,459,813
                                                                                                              -------------
     Media & Broadcasting  .5%
     Time Warner, Inc., 10.25% pfd., Series M.........................................           34,800          39,715,500
                                                                                                              -------------
     Paper & Forest Products  .7%
     Asia Pulp & Paper Co., Ltd., 12.00% pfd..........................................       60,000,000          61,200,000
                                                                                                              -------------
     Real Estate Investment Trusts  1.9%
     FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ............................        1,800,000          58,500,000
     Security Capital Industrial Trust, 7.00% cvt. pfd................................          800,000          24,200,000
     Security Capital Pacific Trust, $1.75 cvt. pfd., Series A........................        1,040,000          33,085,000
     Vornado Realty Trust, 6.50%, cvt. pfd., Series A.................................          700,000          43,750,000
                                                                                                              -------------
       ...............................................................................                          159,535,000
                                                                                                              -------------
     Telecommunications  .9%
     Nortel Inversora, SA, 10.00% cvt. pfd............................................        1,200,000        $ 64,800,000
     Nortel Inversora, SA, ADR, cvt. pfd., Series B...................................          504,000          14,049,000
                                                                                                              -------------
       ...............................................................................                           78,849,000
                                                                                                              -------------
      Total Preferred Stocks (Cost $835,940,260) .....................................                          977,154,434
                                                                                                              -------------
     Partnership Units  .2%
     BP Prudhoe Bay Royalty Trust ....................................................          500,000           9,000,000
     Freeport-McMoRan Resource Partners, Ltd., depository units ......................          300,000           3,843,750
  a,bJewel Recovery, L.P. ............................................................           59,258              28,444
                                                                                                              -------------
     Total Partnership Units (Cost $18,730,667) ......................................                           12,872,194
                                                                                                              -------------
     Warrants
  a,bBoardwalk Casino, Inc............................................................        1,281,869           1,874,092
    aSecurity Capital Group ..........................................................          121,476             971,808
                                                                                                              -------------
     Total Warrants (Cost $2,643,855) ................................................                            2,845,900
                                                                                                              -------------
     Total Common Stocks, Preferred Stocks, Partnership Units, and Warrants (Cost $2,88   8,132,083)          3,394,219,399
                                                                                                              -------------

                                                                                              PRINCIPAL
                                                                                               AMOUNT*
                                                                                            ------------
     Corporate Bonds  29.2%
     Apparel/Textiles  1.6%
     Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ................ $ 50,000,000          52,500,000
     Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02 .................................   35,000,000          35,875,000
     Polysindo International Finance Co., secured notes, 11.375%, 6/15/06 ................   13,000,000          14,137,500
     Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 .........................   25,000,000          26,500,000
     The William Carter Co., senior sub. notes, Series A, 10.375%, 12/01/06 ..............    6,000,000           6,300,000
                                                                                                              -------------
                                                                                                                135,312,500
                                                                                                              -------------
     Automotive  1.0%
     Collins & Aikman Corp., senior sub. notes., 11.50%, 4/15/06 .........................   35,000,000          40,206,250
     Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05 .................................   30,000,000          18,937,500
     Exide Corp., senior notes, 10.75%, 12/15/02 .........................................    4,000,000           4,250,000
    cHarvard Industries, Inc., senior notes, 11.125%, 8/01/05 ...........................    50,000,000          19,750,000
                                                                                                              -------------
                                                                                                                 83,143,750
                                                                                                              -------------
     Biotechnology  .2%
     Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 ..........................   16,500,000          16,665,000
                                                                                                              -------------
     Building Products  .4%
     American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ....................    5,000,000           5,250,000
     Inter-City Products Corp., senior notes, 9.75%, 3/01/00 .............................   30,000,000          30,900,000
                                                                                                              -------------
                                                                                                                 36,150,000
                                                                                                              -------------
     Cable Systems  1.3%
     Cablevision Systems Corp., senior sub. deb., 9.875%, 4/01/23 ........................   40,000,000          43,200,000
     Continental Cablevision, Inc., senior sub. deb., 9.50%, 8/01/13 .....................   30,000,000          35,183,519
     Helicon Group, L.P. Corp., senior notes, Series B, 11.00%, 11/01/03 .................   35,000,000          37,012,500
                                                                                                              -------------
                                                                                                                115,396,019
                                                                                                              -------------
     Chemicals  .7%
     Applied Extrusion Technology, senior notes, Series B, 11.50%, 4/01/02 ...............   29,000,000          30,885,000
     Uniroyal Chemical Co., senior notes, 10.50%, 5/01/02 ................................    8,900,000           9,745,500
     Uniroyal Chemical Co., senior sub. notes, 11.00%, 5/01/03 ...........................   20,000,000          21,600,000
                                                                                                              -------------
                                                                                                                 62,230,500
                                                                                                              -------------
     Computer/Technology  1.2%
     Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 3/01/02 .......................   29,000,000          32,770,000
     Anacomp, Inc., senior sub. notes, Series B, 10.875%, 4/01/04 ........................   60,000,000          63,300,000
     Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12 ........................................   11,750,000           8,166,250
                                                                                                              -------------
                                                                                                                104,236,250
                                                                                                              -------------
     Consumer Products  1.9%
     E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06 .................. $ 20,000,000        $ 19,550,000
     Mafco, Inc., senior sub. deb., 11.875%, 11/15/02 ....................................   18,000,000          19,260,000
     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ...................   38,500,000          39,270,000
     Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 2/15/03 ........   30,000,000          31,950,000
     RJR Nabisco, Inc., notes, 9.25%, 8/15/13 ............................................   35,000,000          38,097,390
     Sealy Corp., senior sub. notes, 10.25%, 5/01/03 .....................................    8,650,000           9,125,750
                                                                                                              -------------
                                                                                                                157,253,140
                                                                                                              -------------
     Containers & Packaging  1.0%
     Calmar, Inc., senior sub notes, Series B, 11.50%, 8/15/05 ...........................   30,000,000          32,100,000
     Packaging Resources, Inc., senior notes, 11.625%, 5/01/03 ...........................   28,000,000          29,190,000
     Printpack, Inc., senior sub. notes, Series B, 10.625%, 8/15/06 ......................   15,000,000          16,275,000
     U.S. Can Corp., company guaranteed, Series B, 10.125%, 10/15/06 .....................    6,000,000           6,405,000
                                                                                                              -------------
                                                                                                                 83,970,000
                                                                                                              -------------
     Electrical Equipment  .1%
     Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 ...................................    8,000,000           9,600,000
                                                                                                              -------------
     Energy/Energy Services  2.6%
     Bellwether Exploration Co., senior sub. notes, 10.875%, 4/01/07 .....................   12,000,000          12,975,000
     Energy Ventures, senior notes, 10.25%, 3/15/04 ......................................   10,000,000          10,850,000
     Falcon Drilling, senior sub. notes, 12.50%, 3/15/05 .................................   15,000,000          17,306,250
     Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 7/15/04 .........................   40,000,000          43,800,000
     Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 .........................   19,000,000          19,570,000
     Mesa Operating Co., company guaranteed, unsecured senior sub. notes, 10.625%, 7/01/06    5,000,000           5,781,250
     Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 .....................................   45,000,000          45,393,750
     Plains Resources, Inc., senior sub. notes, 10.25%, 3/15/06 ..........................    8,000,000           8,640,000
     Swift Energy Co., cvt. sub. notes, 6.25%,11/15/06 ...................................   50,000,000          54,375,000
                                                                                                              -------------
                                                                                                                218,691,250
                                                                                                              -------------
     Entertainment  .2%
     AMF Group, Inc., Series B, 10.875%, 3/15/06 .........................................   12,000,000          13,350,000
                                                                                                              -------------
     Financial Services  .1%
     First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03 ...............   10,000,000          11,075,000
                                                                                                              -------------
     Food & Beverages  2.9%
     Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 9/15/06 .......................    3,902,000           4,360,485
     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05 .......................   45,000,000          50,175,000
     Del Monte Corp., senior sub. notes, Series B, 12.25%, 4/15/07 .......................   46,000,000          50,140,000
     Doane Products Co., senior notes, 10.625%, 3/01/06 ..................................   21,000,000          22,575,000
     Dr. Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 2/15/00 ................    6,600,000           6,963,000
     International Home Foods, company guaranteed, senior sub. notes, 10.375%, 11/01/06 ..   30,000,000          33,300,000
     PMI Acquisition Corp., senior sub. notes, 10.25%, 9/01/03 ...........................   32,500,000          34,531,250
     Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 8/15/03 .................   25,000,000          22,875,000
     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 ............   20,000,000          19,800,000
                                                                                                              -------------
                                                                                                                244,719,735
                                                                                                              -------------
     Food Chains  1.8%
     Americold Corp., senior sub. notes, 12.875%, 5/01/08 ................................   18,000,000          20,700,000
     Americold Corp., senior sub. notes, Series B, 11.50%, 3/01/05 .......................   33,000,000          35,805,000
     Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ...................................   60,000,000          36,000,000
     Grand Union Capital Corp., senior notes, 12.00%, 9/01/04 ............................   33,000,000          15,345,000
     Ralphs Grocery Co., senior sub notes, 11.00%, 6/15/05 ...............................   40,000,000          44,000,000
                                                                                                              -------------
                                                                                                                151,850,000
                                                                                                              -------------
     Gaming & Leisure  1.4%
     Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ....................................   60,000,000          62,100,000
     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06 ........................    8,000,000           8,800,000
     Harveys Casino Resorts, senior sub. notes, 10.625%, 6/01/06 .........................   11,000,000          12,100,000
     Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05 .......................   35,000,000          38,237,500
                                                                                                              -------------
                                                                                                                121,237,500
                                                                                                              -------------
     Health Care  .6%
     Dade International, Inc., senior sub. notes, 11.125%, 5/01/06 ....................... $ 22,000,000        $ 24,777,500
     Medical Care International, Inc., cvt. sub. deb., 144A, 6.75%, 10/01/06 .............   15,000,000          14,100,000
     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter,
      12/15/03 ...........................................................................   10,000,000           9,900,000
                                                                                                              -------------
                                                                                                                 48,777,500
                                                                                                              -------------
     Industrial Products  1.4%
     Nortek, Inc., senior sub. notes, 9.875%, 3/01/04 ....................................   18,500,000          19,124,375
     RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05 ............................   60,000,000          53,100,000
     RHI Holdings, Inc., senior sub. deb., 11.875%, 3/01/99 ..............................   21,849,000          21,794,378
     Thermadyne Industries, Inc., senior sub. notes, 10.25%, 5/01/02 .....................    7,393,000           7,725,685
     Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ...........................   14,500,000          15,587,500
                                                                                                              -------------
                                                                                                                117,331,938
                                                                                                              -------------
     Media & Broadcasting  .2%
     Benedek Broadcasting, senior notes, 11.875%, 3/01/05 ................................   12,250,000          13,811,875
                                                                                                              -------------
     Metals  2.2%
     Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ..................................    7,000,000           7,210,000
     Armco Steel, Inc., senior notes, 9.375%, 11/01/00 ...................................    5,000,000           5,175,000
     Ashanti Capital, Ltd., cvt. notes, 5.50%, 3/15/03 ...................................   48,000,000          39,360,000
     Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...................      900,000             774,000
     Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .........................   20,000,000          18,750,000
     FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 1/16/05 .........................   13,020,000          12,694,500
     Jorgensen, Earle M. Co., senior notes, 10.75%, 3/01/00 ..............................   50,000,000          51,250,000
     Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01 .....................   50,000,000          48,625,000
     UCAR Global Enterprises, senior sub. notes, Series B, 12.00%, 1/15/05 ...............    4,805,000           5,483,706
                                                                                                              -------------
                                                                                                                189,322,206
                                                                                                              -------------
     Paper & Forest Products  1.7%
     Four M Corp., senior notes, Series B, 12.00%, 6/01/06 ...............................   30,000,000          32,325,000
     Riverwood International, senior sub. notes, 10.875%, 4/01/08 ........................   60,000,000          60,225,000
     Tjiwi Kimia International, company guaranteed, senior unsecured notes, 144A, 10.00%,
      8/01/04 ............................................................................   50,000,000          49,437,500
                                                                                                              -------------
                                                                                                                141,987,500
                                                                                                              -------------
     Pharmaceuticals  .5%
     ICN Pharmaceuticals, Inc., senior notes, 144A, 9.25%, 8/15/05 .......................   37,000,000          39,035,000
                                                                                                              -------------
     Pollution Control  .2%
     Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 ........................   21,000,000          16,721,250
                                                                                                              -------------
     Publishing  .2%
     Bell & Howell Co., senior sub. notes, Series B, 10.75%, 10/01/02 ....................   12,500,000          13,125,000
                                                                                                              -------------
     Real Estate Development  .1%
     Rouse Co., cvt. sub. deb., 5.75%, 7/23/02 ...........................................   10,000,000          11,100,000
                                                                                                              -------------
     Real Estate Investment Trusts .6%
     Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ................................   50,000,000          49,562,500
                                                                                                              -------------
     Retail  .1%
     Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ................................    9,000,000           7,875,000
                                                                                                              -------------
     Telecommunications  .6%
     CommNet Cellular, Inc., sub. notes, 11.25%, 7/01/05 .................................   25,000,000          28,875,000
     Paging Network, senior sub. notes, 10.125%, 8/01/07 .................................   25,000,000          26,187,500
                                                                                                              -------------
                                                                                                                 55,062,500
                                                                                                              -------------
     Utilities  2.4%
     ESCOM, E168, utility deb., 11.00%, 6/01/08 ..........................................  975,837,500 ZAR     172,700,519
     Midland CoGeneration Venture, deb. notes, Series C-91, 10.33%, 7/23/02 ..............    6,278,954           7,017,642
     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 7/23/02 ............   12,169,929          13,601,660
     Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03 ...........................    6,000,000           6,535,104
                                                                                                              -------------
                                                                                                                199,854,925
                                                                                                              -------------
     Total Corporate Bonds (Cost $2,426,897,205) .........................................                    2,468,447,838
                                                                                                              -------------
     U.S. Government Securities  11.4%....................................................
     U.S. Treasury Bonds, 6.25% - 7.125%, 2/15/23 - 8/15/23 .............................. $831,000,000       $ 834,087,562
     U.S. Treasury Notes, 6.00% - 6.375%, 12/31/97 - 8/15/02 .............................  128,000,000         129,758,233
                                                                                                              -------------
     Total U.S. Government Securities (Cost $928,239,501) ................................                      963,845,795
                                                                                                              -------------
     Foreign Government Securities  8.9%
     Republic of Argentina, FRN, 5.50%, 3/31/23 ..........................................  520,000,000         393,120,000
     Republic of Brazil, 5.25%, 4/15/24 ..................................................  200,000,000         147,750,000
     Republic of Brazil, FRN deb., 6.875%, 4/15/06 .......................................   64,350,000          60,328,126
     Republic of Brazil, FRN, Series A, 6.8125%, 1/01/01 .................................   47,296,250          46,894,233
     Republic of South Africa, 12.00%, 2/28/05 ...........................................  515,000,000 ZAR     100,789,938
                                                                                                              -------------
     Total Foreign Government Securities (Cost $617,371,329) .............................                      748,882,297
                                                                                                              -------------
    hZero Coupon/Step-up Bonds  3.5%
     AMF Group, Inc., senior disc. notes, Series B, zero coupon to 3/15/01 (original accretion rate 12.25%), 12.25% thereafter,
      3/15/06.............................................................................   38,000,000          28,880,000
     Bell & Howell Co., senior deb., zero coupon to 3/01/00 (original accretion rate 11.50%), 11.50%, thereafter, 3/01/05
                                                                                             65,000,000          54,925,000
     Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 2/15/98 (original accretion rate 11.625%),
      11.625% thereafter, 2/15/03 .........................................................  11,000,000          11,165,000
     Food 4 Less, Inc., senior disc. deb., zero coupon to 6/15/00, (original accretion rate 13.625%), 13.625% thereafter,
      7/15/05..............................................................................  50,000,000          40,750,000
     Marcus Cable Co., senior disc. notes, zero coupon to 6/15/00, (original accretion rate 14.25%), 14.25% thereafter, 12/15/05
                                                                                             75,000,000          62,812,500
     Mesa Operating Co., company guaranteed, unsecured senior sub. notes, zero coupon to 7/01/01, (original accretion rate
      11.625%), 11.625% thereafter, 7/01/06................................................  15,000,000          12,000,000
     Revlon Worldwide Corp., senior disc. notes, Series B, (original accretion rate 10.75%), 0.00%, 3/15/01
                                                                                             50,000,000          36,375,000
     Revlon Worldwide Corp., senior secured disc. notes, Series B (original accretion rate 12.00%), 0.00%, 3/15/98
                                                                                             40,000,000          38,999,640
     Uniroyal Chemical Co. Investors, discount notes, zero coupon to 5/01/98, (original accretion rate 12.00%),
      12.00% thereafter, 5/01/05 ..........................................................  12,000,000          11,520,000
                                                                                                              -------------
     Total Zero Coupon/Step-up Bonds (Cost $268,792,356)                                                        297,427,140
                                                                                                              -------------
     Total Long Term Investments (Cost $7,129,432,474)                                                        7,872,822,469
                                                                                                              -------------
    fRepurchase Agreements  5.2%
     Joint Repurchase Agreement, 6.010%, 10/01/97, (Maturity Value $435,757,846)
     (Cost $435,685,111) .................................................................. 435,685,111         435,685,111
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $33,117,596)
      BA Securities, Inc., (Maturity Value $33,117,596)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $38,346,694)
      Bear, Stearns & Co., Inc., (Maturity Value $33,117,596)
      CIBC Wood Gundy Securities Corp., (Maturity Value $33,117,596)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $33,117,596)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $33,117,596)
      Fuji Securities, Inc., (Maturity Value $33,117,596)
      Lehman Brothers, Inc., (Maturity Value $33,117,596)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $33,117,596)
      SBC Warburg, Inc., (Maturity Value $33,117,596)
      The Nikko Securities Co. International, Inc., (Maturity Value $33,117,596)
      UBS Securities, L.L.C., (Maturity Value $33,117,596)
     Total Investments (Cost $7,565,117,585)  98.4%                                                           8,308,507,580
     Other Assets, less Liabilities  1.6%                                                                       138,911,657
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $8,447,419,237
                                                                                                              =============






CURRENCY ABBREVIATIONS:  ZAR - South African Rand
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 6 regarding restricted securities.
cSee Note 7 regarding defaulted securities.
eThe Investment Company Act of 1940 defines  "affiliated  companies" as investments in portfolio companies in which the Fund owns 5%
or more of the outstanding voting securities. Investments in "affiliated companies" at 9/30/97 were $34,853,586.
fSee Note 1(f) regarding joint repurchase agreement.
hZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.



                                                 See notes to financial statements.



Financial Highlights

Franklin U.S. Government Securities Fund


                                                                                         Class I
                                                            ----------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                            ----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $6.72         $6.87         $6.51         $7.20         $7.26
                                                            ----------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .48           .49           .50           .50           .56
 Net realized and unrealized gains (losses)                     .17          (.15)          .35          (.68)         (.06)
                                                            ----------------------------------------------------------------
Total from investment operations                                .65           .34           .85          (.18)          .50
                                                            ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income                          (.48)         (.49)         (.49)         (.51)         (.56)
                                                            ----------------------------------------------------------------
Net asset value, end of year                                  $6.89         $6.72         $6.87         $6.51         $7.20
                                                            ================================================================

Total return*                                                 10.08%         5.15%        13.56%        (2.75%)        6.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $9,350,751    $10,129,483   $11,101,605   $11,668,747   $14,268,516
Ratio to average net assets:
 Expenses                                                       .64%          .61%          .61%          .55%          .52%
 Net investment income                                         7.01%         7.18%         7.50%         7.37%         7.71%
Portfolio turnover rate**                                      1.74%         8.01%         5.48%        18.28%        43.10%


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Maturity  of U.S.  government  issues and the  reinvestment  of the proceeds  thereof are  considered  as  purchases  and sales of securities in computing the portfolio turnover rate.



                                                                       Class II
                                                            -------------------------------
                                                                Year Ended September 30,
                                                            -------------------------------
                                                            1997        1996        1995***
                                                            -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $6.70       $6.85       $6.67
                                                            -------------------------------
Income from investment operations:
 Net investment income                                        .44         .45         .21
 Net realized and unrealized gains (losses)                   .17        (.15)        .16
                                                            -------------------------------
Total from investment operations                              .61         .30         .37
                                                            -------------------------------
Less distributions:
 Dividends from net investment income                        (.44)       (.45)       (.19)
                                                            -------------------------------
Net asset value, end of year                                $6.87       $6.70       $6.85
                                                            ===============================
Total return*                                                9.48%       4.55%       5.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $120,818    $57,657    $11,695
Ratio to average net assets:
 Expenses                                                    1.20%       1.17%       1.18%**
 Net investment income                                       6.44%       6.80%       6.48%**
Portfolio turnover rate****                                  1.74%       8.01%       5.48%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***For the period May 1, 1995 (effective date) to September 30, 1995.
****Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



                                                                Advisor Class
                                                            --------------------
                                                                   1997***
                                                            --------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                               $6.76
                                                            --------------------
Income from investment operations:
 Net investment income                                               .38
 Net realized and unrealized gains                                   .12
                                                            --------------------
Total from investment operations                                     .50
                                                            --------------------
Less distributions:
 Dividends from net investment income                               (.36)
                                                            --------------------
Net asset value, end of period                                     $6.90
                                                            ====================
Total return*                                                       7.68%
Ratios/Supplemental Data
Net assets, end of period (000's)                                  $14,469
Ratio to average net assets:
 Expenses                                                            .56%**
 Net investment income                                              7.01%**
Portfolio turnover rate****                                         1.74%

*Total return is not annualized.
**Annualized
***For the period January 2, 1997 (effective date) to September 30, 1997. ****Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


                                                                                             PRINCIPAL
     U.S. Government Securities Fund                                                           AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Government National Mortgage Association (GNMA)  96.2%
     GNMA I, SF, 6.00%, 9/15/23 - 11/15/23                                                 $ 22,074,854        $ 21,183,910
     GNMA I, SF, 6.50%, 3/15/03 - 3/15/24                                                 1,092,073,836       1,072,839,335
     GNMA PL, 6.50%, 5/15/24                                                                 31,543,580          30,492,861
     GNMA II, 6.50%, 6/20/24 - 5/20/26                                                       68,369,075          66,678,681
     GNMA PL, 6.75%, 1/15/34                                                                 36,165,053          35,556,754
     GNMA I, SF, 6.75%, 3/15/26 - 5/15/26                                                     3,638,886           3,591,689
     GNMA II, 7.00%, 3/20/24 - 1/20/27                                                      361,599,298         360,721,829
     GNMA PL, 7.00%, 9/15/35                                                                  8,972,828           8,952,818
     GNMA I, SF, 7.00%, 4/15/16 - 12/15/26                                                1,947,488,993       1,957,194,527
     GNMA SF, 7.25%, 10/15/25 - 1/15/26                                                       8,453,141           8,507,038
     GNMA PL, 7.375%, 4/15/29                                                                35,197,401          35,420,199
     GNMA PL, 7.425%, 7/15/29                                                                21,060,952          21,350,540
     GNMA I, SF, 7.50%, 6/15/05 - 9/15/27                                                 1,427,246,695       1,460,906,630
     GNMA II, 7.50%, 10/20/22 - 2/20/27                                                     399,840,629         406,046,213
     GNMA PL, 7.75%, 10/15/12                                                                 5,563,384           5,891,011
     GNMA I, SF, 8.00%, 10/15/07 - 5/15/26                                                1,212,728,959       1,264,106,310
     GNMA II, 8.00%, 8/20/16 - 10/20/26                                                      92,723,709          95,960,711
     GNMA PL, 8.00%, 4/15/22 - 5/15/32                                                       47,421,733          49,079,673
     GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17                                                   7,257,348           7,619,997
     GNMA PL, 8.25%, 12/15/20 - 2/15/28                                                      24,501,491          25,169,614
     GNMA I, SF, 8.50%, 5/15/16 - 11/15/24                                                  288,787,583         305,521,461
     GNMA II, 8.50%, 4/20/16 - 6/20/25                                                       55,583,113          58,723,875
     GNMA I, GPM, 8.75%, 3/20/17 - 7/20/17                                                    1,203,395           1,282,302
     GNMA I, SF, 9.00%, 10/15/04 - 7/15/23                                                  349,371,808         378,212,840
     GNMA II, 9.00%, 11/17/20 - 11/20/21                                                     18,816,641          20,254,966
     GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17                                                    5,447,035           5,869,291
     GNMA I, SF, 9.50%, 5/15/09 - 2/15/23                                                   189,286,077         206,041,045
     GNMA II, 9.50%, 9/20/15 - 4/20/25                                                       18,847,438          20,364,468
     GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13                                                 6,122,668           6,698,217
     GNMA I, SF, 10.00%, 4/15/12 - 4/15/25                                                  228,602,882         251,232,858
     GNMA II, 10.00%, 8/20/15 - 3/20/21                                                      27,896,102          30,358,976
     GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21                                                   2,963,121           3,249,058
     GNMA I, SF, 10.50%, 8/15/00 - 10/15/21                                                 162,633,641         180,806,169
     GNMA II, 10.50%, 10/20/13 - 3/20/21                                                     43,751,757          47,971,676
     GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11                                                 10,995,013          12,265,801
     GNMA I, SF, 11.00%, 1/15/01 - 5/15/21                                                  136,944,687         154,094,584
     GNMA II, 11.00%, 1/20/15 - 1/20/21                                                      12,677,536          13,982,908
     GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16                                                   5,340,480           6,056,499
     GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13                                                   2,035,766           2,319,575
     GNMA I, SF, 11.50%, 2/15/13 - 12/15/17                                                  28,933,813          33,230,430
     GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14                                                    200,135             227,145
     GNMA II, 11.50%, 10/20/13 - 4/20/18                                                      2,001,752           2,289,805
     GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15                                                  1,100,108           1,259,028
     GNMA I, GPM,  12.00%, 10/15/10 - 3/15/13                                                   573,880             659,811
     GNMA I, SF, 12.00%, 5/15/11 - 8/15/19                                                  135,158,860         156,901,538
     GNMA II, 12.00%, 9/20/13 - 2/20/16                                                       6,336,343           7,331,195
     GNMA I, GPM, 12.50%, 4/15/10 - 10/15/12                                                  1,020,236           1,180,410
     GNMA I, SF, 12.50%, 1/15/10 - 8/15/18                                                  117,995,423         137,948,490
     GNMA II, 12.50%, 9/20/13 - 11/20/15                                                      5,327,791           6,259,020
     GNMA I, GPM, 12.75%, 11/15/13 - 6/15/15                                                     61,085              71,515
     GNMA I, SF, 13.00%, 7/15/10 - 1/15/16                                                  110,563,204         130,897,073
     GNMA II, 13.00%, 11/20/13 - 9/20/15                                                      3,371,681           4,019,709
                                                                                                              -------------
     Total Long Term Investments (Cost $8,945,001,786)                                                        9,124,852,078
                                                                                                              -------------
    dShort Term Investments  3.5%
     U.S. Treasury Bills, 5.20% - 5.385%, 10/16/97 - 12/18/97 (Cost $330,270,612)                               330,355,770
                                                                                                              -------------
     Total Investments (Cost $9,275,272,398)  99.7%                                                           9,455,207,848
     Other Assets, less Liabilities  .3%                                                                         30,830,707
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $9,486,038,555
                                                                                                              =============


dSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.



                       See notes to financial statements.



Financial Statements

Statements of Assets and Liabilities
September 30, 1997


                                                                                                           U.S. Government
                                               Growth Fund   DynaTech Fund  Utilities Fund   Income Fund   Securities Fund
                                             -------------------------------------------------------------------------------
Assets
Investments in securities:
 Cost                                          $ 433,324,038  $ 31,963,323   $1,719,080,804  $7,129,432,474  $9,275,272,398
                                             ===============================================================================
 Value                                         1,065,564,551   118,805,938    1,933,205,376   7,872,822,469   9,455,207,848
Repurchase agreements, at value and cost         513,568,914    71,941,218       21,783,487     435,685,111              --
Cash                                                 520,401       268,120               --         953,208          25,678
Receivables:
 Investment securities sold                               --       474,321       25,659,026      28,780,521              --
 Capital shares sold                               1,863,355       510,771          293,257      10,775,726       6,063,947
 Dividends and interest                              911,926        69,010       11,098,550     116,430,808      58,123,502
Other assets                                          44,235            --               --              --              --
                                             -------------------------------------------------------------------------------
      Total assets                             1,582,473,382   192,069,378    1,992,039,696   8,465,447,843   9,519,420,975
                                             -------------------------------------------------------------------------------
Liabilities
Payables:
 Investment securities purchased                     780,632            --           39,690         879,535              --
 Capital shares redeemed                             519,698       119,888        2,911,972       3,101,173      10,723,287
 To affiliates                                     1,557,135       187,480        1,474,481       6,403,110       5,902,063
 To shareholders                                     976,951       150,552        3,646,246       7,303,888      16,476,455
Other liabilities                                     37,454       124,113           68,646         340,900         280,615
                                             -------------------------------------------------------------------------------
      Total liabilites                             3,871,870       582,033        8,141,035      18,028,606      33,382,420
                                             -------------------------------------------------------------------------------
       Net assets, at value                   $1,578,601,512  $191,487,345   $1,983,898,661  $8,447,419,237  $9,486,038,555
                                             ===============================================================================
Net assets consist of:
 Undistributed net investment income            $ 19,890,444   $ 1,031,642      $ 8,991,193    $ 69,436,365     $ 7,036,041
 Net unrealized appreciation                     632,240,513    86,842,615      214,124,572     743,299,655     179,935,450
 Accumulated net realized gain (loss)             14,022,601     6,947,409       49,733,605      92,009,348    (391,695,649)
 Capital shares                                  912,447,954    96,665,679    1,711,049,291   7,542,673,869   9,690,762,713
                                             -------------------------------------------------------------------------------
      Net assets, at value                    $1,578,601,512  $191,487,345   $1,983,898,661  $8,447,419,237  $9,486,038,555
                                             ===============================================================================



                                                                                                              U.S. Government
                                                 Growth Fund   DynaTech Fund  Utilities Fund    Income Fund   Securities Fund
                                             ---------------------------------------------------------------------------------
Class I:
 Net assets, at value                         $1,435,560,588   $188,101,718   $1,953,272,944   $7,738,746,176   $9,350,751,451
                                             ---------------------------------------------------------------------------------
 Shares outstanding                               52,996,093     10,177,494      194,534,988    3,106,620,788    1,357,281,977
                                             ---------------------------------------------------------------------------------
 Net asset value per share*                           $27.09         $18.48           $10.04            $2.49            $6.89
                                             ---------------------------------------------------------------------------------
 Maximum offering price per share (NAV / 95.50%,
 NAV / 95.50%, NAV / 95.75%, NAV / 95.75%,
 NAV / 95.75%, respectively)                          $28.37         $19.35           $10.49            $2.60            $7.20
                                             ---------------------------------------------------------------------------------
Class II:
 Net assets, at value                          $ 117,217,991    $ 3,385,627     $ 21,906,391    $ 695,354,981    $ 120,817,740
                                             ---------------------------------------------------------------------------------
 Shares outstanding                                4,391,009        184,978        2,185,554      278,951,410       17,586,866
                                             ---------------------------------------------------------------------------------
 Net asset value per share*                           $26.70         $18.30           $10.02            $2.49            $6.87
                                             ---------------------------------------------------------------------------------
 Maximum offering price per share (NAV / 99%)        $26.97           $18.48          $10.12            $2.52            $6.94
                                             ---------------------------------------------------------------------------------

Advisor Class:
 Net assets, at value                           $ 25,822,933             --      $ 8,719,326     $ 13,318,080     $ 14,469,364
                                             ---------------------------------------------------------------------------------
 Shares outstanding                                  951,931             --          868,767        5,366,210        2,097,990
                                             ---------------------------------------------------------------------------------
 Net asset value and maximum
  offering price per share                            $27.13             --           $10.04            $2.48            $6.90
                                             ---------------------------------------------------------------------------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



Statements of Operations
for the year ended September 30, 1997



                                                                                                           U.S. Government
                                                 Growth Fund   DynaTech Fund  Utilities Fund  Income Fund  Securities Fund
                                             ---------------------------------------------------------------------------------
Investment income:
 Dividends                                      $ 12,800,457     $ 455,107   $108,058,105  $ 178,110,067           $--
 Interest                                         20,234,726     2,060,661     23,367,984    454,852,746   753,095,315
                                             ---------------------------------------------------------------------------------
      Total investment income                     33,035,183     2,515,768    131,426,089    632,962,813   753,095,315
                                             ---------------------------------------------------------------------------------
Expenses:
 Management fees (Note 5)                          6,295,304       840,480      9,987,693     35,364,027    44,411,776
 Distribution fees (Note 5)
  Class I                                          2,834,842       302,229      2,770,430     10,521,856     8,581,200
  Class II                                           882,927        11,669        141,957      3,355,689       560,866
 Transfer agent fees (Note 5)                      1,870,864       223,924      2,747,071      6,044,086     6,601,725
 Custodian fees                                       13,393         1,340         22,117        553,545        98,364
 Reports to shareholders                             408,393        57,076        683,112      1,528,428     2,398,393
 Registration and filing fees                        136,852        29,358        103,228        329,335       117,909
 Professional fees (Note 5)                           22,800         2,514         35,878        157,555       187,992
 Directors' fees and expenses                          7,662         1,446         12,502         40,882        49,872
 Other                                                30,906         2,496         55,779        157,753       227,010
                                             ---------------------------------------------------------------------------------
      Total expenses                              12,503,943     1,472,532     16,559,767     58,053,156    63,235,107
                                             ---------------------------------------------------------------------------------
       Net investment income                      20,531,240     1,043,236    114,866,322    574,909,657   689,860,208
                                             ---------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                     14,065,272     6,949,626     49,829,022    134,145,372   (29,505,613)
  Foreign currency transactions                           --            --             --       (228,340)           --
                                             ---------------------------------------------------------------------------------
 Net realized gain (loss)                         14,065,272     6,949,626     49,829,022    133,917,032   (29,505,613)
 Net unrealized appreciation on:
  Investments                                    215,960,743    33,474,575    112,850,805    523,936,056   285,289,807
  Translation of assets and liabilities denominated in
 foreign currencies                                       --            --             --         78,920            --
                                             ---------------------------------------------------------------------------------
 Net unrealized appreciation                     215,960,743    33,474,575    112,850,805    524,014,976   285,289,807
                                             ---------------------------------------------------------------------------------
Net realized and unrealized gains                230,026,015    40,424,201    162,679,827    657,932,008   255,784,194
                                             ---------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                $250,557,255   $41,467,437   $277,546,149 $1,232,841,665  $945,644,402
                                             =================================================================================



Statements of Changes in Net Assets
for the years ended September 30, 1997 and 1996


                                        Growth Fund                    DynaTech Fund                  Utilities Fund
                              ----------------------------------------------------------------------------------------------
                                    1997           1996              1997          1996              1997          1996
                              ----------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets:
  Operations:
   Net investment
 income                         $ 20,531,240   $ 10,213,551      $ 1,043,236      $ 413,044     $ 114,866,322  $ 141,159,184
   Net realized gain from
 investments                      14,065,272     13,376,673        6,949,626      3,012,745        49,829,022    101,323,796
   Net unrealized appre-
 ciation (depreciation)
 on investments                  215,960,743    131,354,444       33,474,575      8,557,033       112,850,805    (76,822,756)
                              ----------------------------------------------------------------------------------------------
      Net increase in net
 assets resulting
 from operations                 250,557,255    154,944,668       41,467,437     11,982,822       277,546,149    165,660,224
Distributions to shareholders
 from:
  Net investment income:
   Class I                       (10,432,896)    (6,279,423)        (415,339)      (854,965)     (113,914,994)  (138,119,821)
   Class II                         (420,404)       (57,905)            (177)            --        (1,067,340)      (747,247)
   Advisor Class                          --             --               --             --          (277,630)            --
  Net realized gains:
   Class I                        (9,283,568)    (5,915,536)      (3,013,708)    (1,652,070)     (100,515,956)   (19,902,855)
   Class II                         (554,318)       (56,415)          (1,254)            --          (903,261)       (78,972)
Capital share transactions
 (Note 2):
  Class I                        202,804,236    167,861,410       45,863,685      2,045,538      (507,188,024)  (372,680,729)
  Class II                        58,785,996     36,380,327        3,078,539            199         1,602,454     11,740,921
  Advisor Class                   23,241,991             --               --             --         8,401,319             --
                              ----------------------------------------------------------------------------------------------
      Net increase
 (decrease) in
 net assets                      514,698,292    346,877,126       86,979,183     11,521,524      (436,317,283)  (354,128,479)
Net assets:
 Beginning of year             1,063,903,220    717,026,094      104,508,162     92,986,638     2,420,215,944  2,774,344,423
                              ----------------------------------------------------------------------------------------------
 End of year                  $1,578,601,512 $1,063,903,220     $191,487,345   $104,508,162    $1,983,898,661 $2,420,215,944
                              ----------------------------------------------------------------------------------------------
Ending undistributed net
 investment income included
 in net assets                  $ 19,890,444   $ 10,212,504      $ 1,031,642      $ 403,922       $ 8,991,193    $ 9,384,835
                              ==============================================================================================



                                                                             Income Fund           U.S. Government Securities Fund
                                                                 -------------------------------------------------------------------
                                                                         1997          1996              1997          1996
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                            $ 574,909,657  $ 521,625,487    $ 689,860,208  $ 767,312,081
  Net realized gain (loss) from investments and foreign currency
   transactions                                                      133,917,032     54,450,898      (29,505,613)   (50,886,927)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currencies                                                        524,014,976     12,739,334      285,289,807   (183,394,082)
                                                                 -------------------------------------------------------------------
      Net increase in net assets resulting from operations         1,232,841,665    588,815,719      945,644,402    533,031,072
Distributions to shareholders from:
 Net investment income:
  Class I                                                           (545,342,618)  (496,461,082)    (694,284,790)  (772,347,077)
  Class II                                                           (35,350,218)   (14,090,940)      (5,467,178)    (2,259,432)
  Advisor Class                                                         (498,714)            --         (363,656)            --
 Net realized gains:
  Class I                                                            (29,741,890)   (70,836,803)              --             --
  Class II                                                            (1,712,633)    (1,197,351)              --             --
Capital share transactions (Note 2):
 Class I                                                             382,416,473    888,950,957   (1,021,750,769)  (731,361,799)
 Class II                                                            308,632,125    276,676,397       60,845,500     46,777,619
 Advisor Class                                                        12,707,793             --       14,274,791             --
                                                                 -------------------------------------------------------------------
      Net increase (decrease) in net assets                        1,323,951,983  1,171,856,897     (701,101,700)  (926,159,617)
Net assets:
 Beginning of year                                                 7,123,467,254  5,951,610,357   10,187,140,255 11,113,299,872
                                                                 -------------------------------------------------------------------
 End of year                                                      $8,447,419,237 $7,123,467,254  $ 9,486,038,555 $10,187,140,255
                                                                 -------------------------------------------------------------------
Ending undistributed net investment income included
 in net assets                                                      $ 69,436,365   $ 34,315,598      $ 7,036,041    $ 17,291,457
                                                                 ===================================================================



                       See notes to financial statements.



Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of five series (the Funds). The Funds and their investment policies are:

Capital Growth    Growth and Income   Current Income
-------------------------------------------------------------------------
Growth Fund       Utilities Fund      U.S. Government Securities Fund
DynaTech Fund     Income Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreement:

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.


2. CAPITAL STOCK

Effective  September 16, 1996,  the Dynatech Fund offered two classes of shares:
Class I and Class II. Outstanding shares before that date were designated as Class I shares. Effective January 2, 1997, the Funds, except the Dynatech Fund, offered Advisor Class shares to qualified investors. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1997, there were 19 billion shares authorized ($0.01 par value), allocated to the Funds as follows:


                                                                                                          U.S. Government
                                            Growth Fund    DynaTech Fund   Utilities Fund   Income Fund   Securities Fund
                                        ---------------------------------------------------------------------------------
Class I                                     250,000,000     250,000,000      400,000,000   4,600,000,000    2,500,000,000
Class II                                    250,000,000     250,000,000      400,000,000   3,600,000,000    2,500,000,000
Advisor Class                             1,000,000,000              --    1,000,000,000   1,000,000,000    1,000,000,000

Transactions in the Funds' shares were as follows:

                                                                    Growth Fund                      DynaTech Fund
                                                            ------------------------------------------------------------
                                                               Shares        Amount              Shares        Amount
                                                            ------------------------------------------------------------
Class I Shares
1997
 Shares sold                                                19,647,652   $ 486,355,148         7,207,685   $118,420,191
 Shares issued in reinvestment of distributions                742,458      17,759,635           199,095      3,046,165
 Shares redeemed                                           (12,109,484)   (301,310,547)       (4,675,913)   (75,602,671)
                                                            ------------------------------------------------------------
 Net increase                                                8,280,626   $ 202,804,236         2,730,867   $ 45,863,685
                                                            ------------------------------------------------------------
1996
 Shares sold                                                14,573,392   $ 309,789,082         3,079,877   $ 39,604,883
 Shares issued in reinvestment of distributions                540,805      10,967,608           177,727      2,205,599
 Shares redeemed                                            (7,187,477)   (152,895,280)       (3,085,060)   (39,764,944)
                                                            ------------------------------------------------------------
 Net increase                                                7,926,720   $ 167,861,410           172,544    $ 2,045,538
                                                            ------------------------------------------------------------
Class II Shares
1997
 Shares sold                                                 3,570,458    $ 86,687,120           275,202    $ 4,648,946
 Shares issued in reinvestment of distributions                 38,528         914,269                94          1,430
 Shares redeemed                                            (1,139,059)    (28,815,393)          (90,332)    (1,571,837)
                                                            ------------------------------------------------------------
 Net increase                                                2,469,927    $ 58,785,996           184,964    $ 3,078,539
                                                            ------------------------------------------------------------
1996+
 Shares sold                                                 1,925,516    $ 41,102,731                14          $ 199
 Shares issued in reinvestment of distributions                  4,957         100,242                --             --
 Shares redeemed                                              (224,665)     (4,822,646)               --             --
                                                            ------------------------------------------------------------
 Net increase                                                1,705,808    $ 36,380,327                14          $ 199
                                                            ------------------------------------------------------------


2. CAPITAL STOCK (cont.)


                                                                     Growth Fund
                                                            ----------------------------
                                                               Shares         Amount
                                                            ----------------------------
Advisor Class Shares
1997++
 Shares sold                                                 1,309,960    $ 32,540,802
 Shares issued in reinvestment of distributions                     --              --
 Shares redeemed                                              (358,029)     (9,298,811)
                                                            ----------------------------
 Net increase                                                  951,931    $ 23,241,991
                                                            ============================


                                 Utilities Fund                     Income Fund             U.S. Government Securities Fund
                         ----------------------------------------------------------------------------------------------------------
                             Shares        Amount              Shares       Amount              Shares        Amount
Class I Shares
1997
 Shares sold              12,100,694   $ 117,393,777        538,060,045  $ 1,275,083,285      78,194,660     $ 530,758,896
 Shares issued in
reinvestment of
distributions             17,222,762     165,255,047        145,251,547      342,526,929       47,930,052      324,058,840
 Shares redeemed         (81,440,706)   (789,836,848)      (520,661,763)  (1,235,193,741)    (276,583,345)  (1,876,568,505)
                         ----------------------------------------------------------------------------------------------------------
 Net increase
(decrease)               (52,117,250)  $(507,188,024)       162,649,829   $  382,416,473     (150,458,633) $(1,021,750,769)
                         ==========================================================================================================
1996
 Shares sold              21,426,300   $ 215,939,345        642,104,925   $1,473,287,913       85,184,579    $ 579,402,859
 Shares issued in
reinvestment of
distributions             11,952,242     118,303,240        150,894,313      344,863,416       51,937,467      352,406,036
 Shares redeemed         (70,389,767)   (706,923,314)      (405,681,073)    (929,200,372)    (245,065,339)  (1,663,170,694)
                         ----------------------------------------------------------------------------------------------------------
 Net increase
(decrease)               (37,011,225)  $(372,680,729)       387,318,165    $ 888,950,957     (107,943,293)  $ (731,361,799)
                         ==========================================================================================================
Class II Shares:
1997
 Shares sold                 853,797     $ 8,267,730        151,188,247    $ 359,348,533       11,765,224     $ 79,728,970
 Shares issued in
reinvestment of
distributions                164,131       1,574,635          9,605,212       22,720,777          527,102        3,558,535
 Shares redeemed            (854,260)     (8,239,911)       (30,837,863)     (73,437,185)      (3,311,245)     (22,442,005)
                         ----------------------------------------------------------------------------------------------------------
 Net increase                163,668    $  1,602,454        129,955,596    $ 308,632,125        8,981,081     $ 60,845,500
                         ==========================================================================================================
1996
 Shares sold               1,459,417   $  14,693,105        126,159,539    $ 289,827,410        7,668,930     $ 51,954,655
 Shares issued in
reinvestment of
distributions                 67,296         663,744          4,108,044        9,379,710          212,412        1,428,321
 Shares redeemed            (363,584)     (3,615,929)        (9,852,944)     (22,530,723)        (982,730)      (6,605,357)
                         ----------------------------------------------------------------------------------------------------------
 Net increase              1,163,129   $  11,740,920        120,414,639    $ 276,676,397        6,898,612     $ 46,777,619
                         ==========================================================================================================
Advisor Class Shares
1997++
 Shares sold               1,303,704    $ 12,598,164        $ 5,630,896     $ 13,341,229        2,433,391     $ 16,553,387
 Shares issued in
reinvestment of
distributions                 23,787         228,226            198,471          470,649           40,139          272,353
 Shares redeemed            (458,724)     (4,425,071)          (463,157)      (1,104,085)        (375,540)      (2,550,949)
                         ----------------------------------------------------------------------------------------------------------
 Net increase                868,767     $ 8,401,319          5,366,210     $ 12,707,793        2,097,990     $ 14,274,791
                         ==========================================================================================================


+For the period September 16, 1996 to September 30, 1996 for the DynaTech Fund. ++For the period January 2, 1997 to September 30, 1997 for the Advisor Class of shares.


3. INCOME TAXES

At September 30, 1997, the U.S. Government Securities Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                   U.S. Government
                                                   Securities Fund
                                                 -------------------
Capital loss carryovers expiring in: 1998            $ 74,910,973
1999                                                   67,082,683
2002                                                  111,364,839
2003                                                    3,698,366
2004                                                   57,539,178
2005                                                   50,163,272
                                                  ------------------
                                                     $364,759,311
                                                  ==================


At September 30, 1997, the U.S. Government Securities Fund has deferred capital losses occurring subsequent to October 31, 1996 of $26,936,338. For tax purposes, such losses will be reflected in the year ending September 30, 1998.

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes were as follows:


                                                                                                             U.S. Government
                                              Growth Fund   DynaTech Fund   Utilities Fund   Income Fund     Securities Fund
                                             ---------------------------------------------------------------------------------------
Investments at cost                           $946,892,952  $103,904,541    $1,740,866,691  $7,565,117,585   $9,275,272,398
                                             =======================================================================================
Unrealized appreciation                        636,362,182    87,927,057       276,918,447     952,185,112      228,149,762
Unrealized depreciation                         (4,121,669)   (1,084,442)      (62,796,275)   (208,795,117)     (48,214,312)
                                             ---------------------------------------------------------------------------------------
Net unrealized appreciation                   $632,240,513  $ 86,842,615     $ 214,122,172   $ 743,389,995    $ 179,935,450
                                             =======================================================================================


On September 30, 1997, the U.S. Government Securities Fund had expired capital loss carryovers of $92,974,800, which were reclassified to paid-in capital.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1997 were as follows:

                                                                                     U.S. Government
                     Growth Fund    DynaTech Fund   Utilities Fund   Income Fund     Securities Fund
                    --------------------------------------------------------------------------------
Purchases           $16,813,002     $ 5,686,527     $154,865,918     $1,818,477,788    $ 166,498,741
Sales               $41,064,242     $14,415,668     $708,395,259     $1,163,969,287   $1,223,668,692


5. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.



5. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate     Month End Net Assets
     ---------------------------------------------------------------------------
         0.625%      First $100 million
         0.500%      Over $100 million, up to and including $250 million
         0.450%      Over $250 million, up to and including $10 billion
         0.440%      Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

The Income, Utilities and U.S. Government Securities Funds reimburse Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares. The Growth and DynaTech Funds reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                                                                            U.S. Government
                                           Growth Fund    DynaTech Fund    Utilities Fund    Income Fund    Securities Fund
                                        -----------------------------------------------------------------------------------
Net commissions received (paid)            $(638,760)       $6,197           $ 3,400         $(2,163,815)     $(540,705)
Contingent deferred sales charges           $ 47,529        $1,344           $19,661           $ 293,033       $ 56,854

During the year ended September 30, 1997, legal fees of $74,098 were paid to a law firm in which an officer of the Company is a partner.


6. RESTRICTED SECURITIES


The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held in the Funds at September 30, 1997 are as follows:

     Shares/
     Warrants        Issuer                                                Acquisition Date     Cost              Value
     -------------------------------------------------------------------------------------------------------------------------
     Income Fund
     2,097,122      Bibb Co.                                                    9/27/96     $29,681,742        $ 15,728,415
     1,281,869      Boardwalk Casino, Inc., Warrants                            4/12/95       2,643,855           1,874,092
     1,600,000      CMS Energy Trust I, 7.75%, cvt. pfd.                        6/18/97      80,000,000          87,059,520
        59,258      Jewel Recovery, L.P.                                        7/30/93          42,074              28,444
                                                                                                              -------------
Total Restricted Securities Held in the Income Fund (1.24% of Net Assets)                                      $104,690,471
                                                                                                              =============
     Utilities Fund
       705,000      CMS Energy Trust I, 7.75%, cvt. pfd. (1.93% of Net Assets)  6/18/97      35,250,000        $ 38,360,601
                                                                                                              =============
     Growth Fund
       115,100      FRM Nexus (0.00% of Net Assets)                            8/1/89           421,013               $ 115
                                                                                                              =============


7. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 37.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1997, the Income Fund held one defaulted security with a value of $19,750,000 representing 0.2% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


7. CREDIT RISK AND DEFAULTED SECURITIES (cont.)

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Utilities  Fund has  investments in excess of 10% of its total net assets in
the  Utilities   industry.   Such  concentration  may  subject  the  Funds  more
significantly to economic changes occurring within that industry.


8. OTHER CONSIDERATIONS

Advisers, as the Funds' manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Funds' manager has not nor does it intend to sell any of its holdings in these securities while in possession of this information.


Report of Independent Accountants
To the Shareholders and Board of Directors of Franklin Custodian Funds:

We have audited the accompanying statements of assets and liabilities of the five Funds comprising the Franklin Custodian Funds, Inc. including each Fund's statement of investments, as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the five Funds comprising the Franklin Custodian Funds, Inc. as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
October 28, 1997



Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the ordinary income dividends as income qualifying the dividends received deduction for the fiscal year ended September 30, 1997 as follows:

Growth Fund 100.00%         DynaTech Fund 100.00%
Utilities Fund 91.13%       Income Fund 25.98%



Franklin Custodian Funds Annual Report September 30, 1997


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Class I shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.


  Period Ending         Fund                Index
      10/1/1987        $9,550               $10,000
     10/31/1987        $8,525                $7,846
     11/30/1987        $7,918                $7,199
     12/31/1987        $8,650                $7,747
      1/31/1988        $8,798                $8,074
      2/29/1988        $9,268                $8,450
      3/31/1988        $9,062                $8,189
      4/30/1988        $9,086                $8,280
      5/31/1988        $9,005                $8,351
      6/30/1988        $9,479                $8,734
      7/31/1988        $9,335                $8,701
      8/31/1988        $8,904                $8,405
      9/30/1988        $9,244                $8,763
     10/31/1988        $9,345                $9,007
     11/30/1988        $9,263                $8,878
     12/31/1988        $9,440                $9,033
      1/31/1989       $10,054                $9,695
      2/28/1989        $9,823                $9,453
      3/31/1989        $9,917                $9,673
      4/30/1989       $10,432               $10,175
      5/31/1989       $10,658               $10,588
      6/30/1989       $10,545               $10,527
      7/31/1989       $11,394               $11,478
      8/31/1989       $11,817               $11,703
      9/30/1989       $11,753               $11,655
     10/31/1989       $11,345               $11,384
     11/30/1989       $11,483               $11,617
     12/31/1989       $11,686               $11,895
      1/31/1990       $11,158               $11,097
      2/28/1990       $11,315               $11,240
      3/31/1990       $11,681               $11,538
      4/30/1990       $11,610               $11,251
      5/31/1990       $12,465               $12,348
      6/30/1990       $12,459               $12,265
      7/31/1990       $12,363               $12,226
      8/31/1990       $11,275               $11,121
      9/30/1990       $10,873               $10,579
     10/31/1990       $10,873               $10,534
     11/30/1990       $11,514               $11,214
     12/31/1990       $11,929               $11,527
      1/31/1991       $12,626               $12,030
      2/28/1991       $13,495               $12,890
      3/31/1991       $13,610               $13,202
      4/30/1991       $13,688               $13,233
      5/31/1991       $14,188               $13,804
      6/30/1991       $13,579               $13,171
      7/31/1991       $14,052               $13,785
      8/31/1991       $14,240               $14,112
      9/30/1991       $14,000               $13,876
     10/31/1991       $14,302               $14,062
     11/30/1991       $13,823               $13,496
     12/31/1991       $15,115               $15,039
      1/31/1992       $14,969               $14,760
      2/29/1992       $15,228               $14,950
      3/31/1992       $14,850               $14,659
      4/30/1992       $14,915               $15,090
      5/31/1992       $14,828               $15,163
      6/30/1992       $14,525               $14,938
      7/31/1992       $14,882               $15,548
      8/31/1992       $14,558               $15,230
      9/30/1992       $14,817               $15,408
     10/31/1992       $15,001               $15,460
     11/30/1992       $15,358               $15,986
     12/31/1992       $15,563               $16,183
      1/31/1993       $15,397               $16,319
      2/28/1993       $15,188               $16,540
      3/31/1993       $15,420               $16,889
      4/30/1993       $15,464               $16,481
      5/31/1993       $15,849               $16,921
      6/30/1993       $15,519               $16,970
      7/31/1993       $15,331               $16,902
      8/31/1993       $15,860               $17,543
      9/30/1993       $15,695               $17,407
     10/31/1993       $16,179               $17,768
     11/30/1993       $16,213               $17,599
     12/31/1993       $16,668               $17,812
      1/31/1994       $16,905               $18,418
      2/28/1994       $16,397               $17,918
      3/31/1994       $15,583               $17,137
      4/30/1994       $15,911               $17,357
      5/31/1994       $16,182               $17,641
      6/30/1994       $16,058               $17,209
      7/31/1994       $16,510               $17,773
      8/31/1994       $17,357               $18,502
      9/30/1994       $16,905               $18,051
     10/31/1994       $17,256               $18,457
     11/30/1994       $16,804               $17,785
     12/31/1994       $17,155               $18,048
      1/31/1995       $17,418               $18,516
      2/28/1995       $18,127               $19,238
      3/31/1995       $18,767               $19,805
      4/30/1995       $19,305               $20,388
      5/31/1995       $19,728               $21,203
      6/30/1995       $20,494               $21,695
      7/31/1995       $21,512               $22,415
      8/31/1995       $21,478               $22,471
      9/30/1995       $22,164               $23,420
     10/31/1995       $22,290               $23,335
     11/30/1995       $23,548               $24,360
     12/31/1995       $23,743               $24,830
      1/31/1996       $24,428               $25,674
      2/29/1996       $24,951               $25,913
      3/31/1996       $25,044               $26,162
      4/30/1996       $25,555               $26,546
      5/31/1996       $26,043               $27,231
      6/30/1996       $25,857               $27,335
      7/31/1996       $24,521               $26,126
      8/31/1996       $25,207               $26,678
      9/30/1996       $26,531               $28,180
     10/31/1996       $26,601               $28,957
     11/30/1996       $28,273               $31,146
     12/31/1996       $27,704               $30,530
      1/31/1997       $28,402               $32,438
      2/28/1997       $28,461               $32,691
      3/31/1997       $27,752               $31,347
      4/30/1997       $28,745               $33,219
      5/31/1997       $30,329               $35,242
      6/30/1997       $30,897               $36,821
      7/31/1997       $32,127               $39,752
      8/31/1997       $31,051               $37,525
      9/30/1997       $32,032               $39,582

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Class II shares to that of the S&P 500, based on a $10,000 investment from 5/1/95 to 9/30/97.

Period Ending            Fund              Index
         5/1/1995       $9,900             $10,000
        5/31/1995      $10,135             $10,400
        6/30/1995      $10,517             $10,641
        7/31/1995      $11,040             $10,995
        8/31/1995      $11,011             $11,022
        9/30/1995      $11,357             $11,487
       10/31/1995      $11,410             $11,446
       11/30/1995      $12,051             $11,948
       12/31/1995      $12,142             $12,179
        1/31/1996      $12,482             $12,593
        2/29/1996      $12,744             $12,710
        3/31/1996      $12,786             $12,832
        4/30/1996      $13,037             $13,021
        5/31/1996      $13,281             $13,357
        6/30/1996      $13,180             $13,407
        7/31/1996      $12,488             $12,815
        8/31/1996      $12,828             $13,085
        9/30/1996      $13,496             $13,822
       10/31/1996      $13,526             $14,203
       11/30/1996      $14,367             $15,277
       12/31/1996      $14,068             $14,975
        1/31/1997      $14,407             $15,911
        2/28/1997      $14,431             $16,035
        3/31/1997      $14,061             $15,376
        4/30/1997      $14,558             $16,294
        5/31/1997      $15,351             $17,286
        6/30/1997      $15,624             $18,060
        7/31/1997      $16,242             $19,498
        8/31/1997      $15,678             $18,406
        9/30/1997      $16,169             $19,415

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Advisor Class shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.


   Period Ending        Fund                Index
    10/1/1987           $10,000             $10,000
    10/31/1987           $8,927              $7,846
    11/30/1987           $8,292              $7,199
    12/31/1987           $9,058              $7,747
     1/31/1988           $9,213              $8,074
     2/29/1988           $9,705              $8,450
     3/31/1988           $9,489              $8,189
     4/30/1988           $9,515              $8,280
     5/31/1988           $9,429              $8,351
     6/30/1988           $9,926              $8,734
     7/31/1988           $9,776              $8,701
     8/31/1988           $9,324              $8,405
     9/30/1988           $9,680              $8,763
    10/31/1988           $9,786              $9,007
    11/30/1988           $9,700              $8,878
    12/31/1988           $9,886              $9,033
     1/31/1989          $10,528              $9,695
     2/28/1989          $10,287              $9,453
     3/31/1989          $10,384              $9,673
     4/30/1989          $10,924             $10,175
     5/31/1989          $11,161             $10,588
     6/30/1989          $11,042             $10,527
     7/31/1989          $11,932             $11,478
     8/31/1989          $12,374             $11,703
     9/30/1989          $12,307             $11,655
    10/31/1989          $11,880             $11,384
    11/30/1989          $12,024             $11,617
    12/31/1989          $12,238             $11,895
     1/31/1990          $11,684             $11,097
     2/28/1990          $11,849             $11,240
     3/31/1990          $12,232             $11,538
     4/30/1990          $12,158             $11,251
     5/31/1990          $13,052             $12,348
     6/30/1990          $13,047             $12,265
     7/31/1990          $12,946             $12,226
     8/31/1990          $11,806             $11,121
     9/30/1990          $11,386             $10,579
    10/31/1990          $11,386             $10,534
    11/30/1990          $12,057             $11,214
    12/31/1990          $12,491             $11,527
     1/31/1991          $13,222             $12,030
     2/28/1991          $14,132             $12,890
     3/31/1991          $14,252             $13,202
     4/30/1991          $14,334             $13,233
     5/31/1991          $14,857             $13,804
     6/30/1991          $14,219             $13,171
     7/31/1991          $14,715             $13,785
     8/31/1991          $14,911             $14,112
     9/30/1991          $14,661             $13,876
    10/31/1991          $14,977             $14,062
    11/30/1991          $14,475             $13,496
    12/31/1991          $15,828             $15,039
     1/31/1992          $15,675             $14,760
     2/29/1992          $15,947             $14,950
     3/31/1992          $15,550             $14,659
     4/30/1992          $15,618             $15,090
     5/31/1992          $15,528             $15,163
     6/30/1992          $15,210             $14,938
     7/31/1992          $15,584             $15,548
     8/31/1992          $15,244             $15,230
     9/30/1992          $15,516             $15,408
    10/31/1992          $15,709             $15,460
    11/30/1992          $16,083             $15,986
    12/31/1992          $16,297             $16,183
     1/31/1993          $16,124             $16,319
     2/28/1993          $15,905             $16,540
     3/31/1993          $16,147             $16,889
     4/30/1993          $16,193             $16,481
     5/31/1993          $16,597             $16,921
     6/30/1993          $16,251             $16,970
     7/31/1993          $16,054             $16,902
     8/31/1993          $16,608             $17,543
     9/30/1993          $16,435             $17,407
    10/31/1993          $16,943             $17,768
    11/30/1993          $16,977             $17,599
    12/31/1993          $17,454             $17,812
     1/31/1994          $17,703             $18,418
     2/28/1994          $17,170             $17,918
     3/31/1994          $16,318             $17,137
     4/30/1994          $16,661             $17,357
     5/31/1994          $16,945             $17,641
     6/30/1994          $16,815             $17,209
     7/31/1994          $17,289             $17,773
     8/31/1994          $18,176             $18,502
     9/30/1994          $17,703             $18,051
    10/31/1994          $18,070             $18,457
    11/30/1994          $17,596             $17,785
    12/31/1994          $17,964             $18,048
     1/31/1995          $18,239             $18,516
     2/28/1995          $18,982             $19,238
     3/31/1995          $19,652             $19,805
     4/30/1995          $20,215             $20,388
     5/31/1995          $20,658             $21,203
     6/30/1995          $21,461             $21,695
     7/31/1995          $22,527             $22,415
     8/31/1995          $22,491             $22,471
     9/30/1995          $23,209             $23,420
    10/31/1995          $23,341             $23,335
    11/30/1995          $24,658             $24,360
    12/31/1995          $24,863             $24,830
     1/31/1996          $25,580             $25,674
     2/29/1996          $26,128             $25,913
     3/31/1996          $26,225             $26,162
     4/30/1996          $26,760             $26,546
     5/31/1996          $27,271             $27,231
     6/30/1996          $27,077             $27,335
     7/31/1996          $25,678             $26,126
     8/31/1996          $26,395             $26,678
     9/30/1996          $27,782             $28,180
    10/31/1996          $27,855             $28,957
    11/30/1996          $29,607             $31,146
    12/31/1996          $29,011             $30,530
     1/31/1997          $29,742             $32,438
     2/28/1997          $29,816             $32,691
     3/31/1997          $29,086             $31,347
     4/30/1997          $30,126             $33,219
     5/31/1997          $31,785             $35,242
     6/30/1997          $32,379             $36,821
     7/31/1997          $33,679             $39,752
     8/31/1997          $32,553             $37,525
     9/30/1997          $33,592             $39,582

GRAPHIC MATERIAL (4)

This chart shows in pie format the fund's portfolio breakdown by type of security as a percentage of the fund's total net assets.



Portfolio Breakdown
Utilities Stocks                                          78.5%
Utilities Bonds                                           13.6%
Convertible Securities                                     5.3%
Short-term Obligations & Other Net Assets                  2.6%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Class I shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.

          Period Ending     Fund                Index
           10/1/1987        $9,578              $10,000
          10/31/1987        $9,318               $7,846
          11/30/1987        $9,057               $7,199
          12/31/1987        $9,104               $7,747
           1/31/1988       $10,041               $8,074
           2/29/1988        $9,775               $8,450
           3/31/1988        $9,454               $8,189
           4/30/1988        $9,415               $8,280
           5/31/1988        $9,750               $8,351
           6/30/1988        $9,919               $8,734
           7/31/1988        $9,827               $8,701
           8/31/1988        $9,775               $8,405
           9/30/1988        $9,995               $8,763
          10/31/1988       $10,169               $9,007
          11/30/1988       $10,062               $8,878
          12/31/1988       $10,163               $9,033
           1/31/1989       $10,314               $9,695
           2/28/1989       $10,122               $9,453
           3/31/1989       $10,129               $9,673
           4/30/1989       $10,394              $10,175
           5/31/1989       $10,895              $10,588
           6/30/1989       $11,167              $10,527
           7/31/1989       $11,876              $11,478
           8/31/1989       $11,649              $11,703
           9/30/1989       $11,700              $11,655
          10/31/1989       $11,844              $11,384
          11/30/1989       $12,191              $11,617
          12/31/1989       $12,789              $11,895
           1/31/1990       $12,186              $11,097
           2/28/1990       $12,259              $11,240
           3/31/1990       $12,162              $11,538
           4/30/1990       $11,608              $11,251
           5/31/1990       $12,192              $12,348
           6/30/1990       $12,289              $12,265
           7/31/1990       $12,396              $12,226
           8/31/1990       $11,679              $11,121
           9/30/1990       $11,624              $10,579
          10/31/1990       $12,432              $10,534
          11/30/1990       $12,665              $11,214
          12/31/1990       $12,838              $11,527
           1/31/1991       $12,711              $12,030
           2/28/1991       $13,186              $12,890
           3/31/1991       $13,375              $13,202
           4/30/1991       $13,487              $13,233
           5/31/1991       $13,439              $13,804
           6/30/1991       $13,335              $13,171
           7/31/1991       $13,827              $13,785
           8/31/1991       $14,188              $14,112
           9/30/1991       $14,706              $13,876
          10/31/1991       $14,889              $14,062
          11/30/1991       $15,207              $13,496
          12/31/1991       $15,942              $15,039
           1/31/1992       $15,298              $14,760
           2/29/1992       $15,264              $14,950
           3/31/1992       $15,195              $14,659
           4/30/1992       $15,574              $15,090
           5/31/1992       $15,970              $15,163
           6/30/1992       $16,177              $14,938
           7/31/1992       $17,034              $15,548
           8/31/1992       $16,982              $15,230
           9/30/1992       $17,084              $15,408
          10/31/1992       $16,907              $15,460
          11/30/1992       $16,925              $15,986
          12/31/1992       $17,390              $16,183
           1/31/1993       $17,714              $16,319
           2/28/1993       $18,668              $16,540
           3/31/1993       $18,810              $16,889
           4/30/1993       $18,810              $16,481
           5/31/1993       $18,792              $16,921
           6/30/1993       $19,249              $16,970
           7/31/1993       $19,656              $16,902
           8/31/1993       $20,248              $17,543
           9/30/1993       $20,174              $17,407
          10/31/1993       $20,061              $17,768
          11/30/1993       $19,144              $17,599
          12/31/1993       $19,394              $17,812
           1/31/1994       $19,013              $18,418
           2/28/1994       $18,081              $17,918
           3/31/1994       $17,464              $17,137
           4/30/1994       $17,715              $17,357
           5/31/1994       $16,731              $17,641
           6/30/1994       $16,182              $17,209
           7/31/1994       $16,906              $17,773
           8/31/1994       $17,004              $18,502
           9/30/1994       $16,573              $18,051
          10/31/1994       $16,871              $18,457
          11/30/1994       $17,070              $17,785
          12/31/1994       $17,127              $18,048
           1/31/1995       $18,138              $18,516
           2/28/1995       $18,118              $19,238
           3/31/1995       $17,856              $19,805
           4/30/1995       $18,246              $20,388
           5/31/1995       $19,293              $21,203
           6/30/1995       $19,296              $21,695
           7/31/1995       $19,233              $22,415
           8/31/1995       $19,525              $22,471
           9/30/1995       $20,582              $23,420
          10/31/1995       $21,004              $23,335
          11/30/1995       $21,342              $24,360
          12/31/1995       $22,381              $24,830
           1/31/1996       $22,747              $25,674
           2/29/1996       $22,166              $25,913
           3/31/1996       $22,145              $26,162
           4/30/1996       $21,403              $26,546
           5/31/1996       $21,643              $27,231
           6/30/1996       $22,796              $27,335
           7/31/1996       $21,536              $26,126
           8/31/1996       $21,846              $26,678
           9/30/1996       $21,805              $28,180
          10/31/1996       $22,522              $28,957
          11/30/1996       $22,836              $31,146
          12/31/1996       $22,835              $30,530
           1/31/1997       $22,954              $32,438
           2/28/1997       $23,144              $32,691
           3/31/1997       $22,497              $31,347
           4/30/1997       $22,329              $33,219
           5/31/1997       $23,026              $35,242
           6/30/1997       $23,784              $36,821
           7/31/1997       $24,345              $39,752
           8/31/1997       $23,809              $37,525
           9/30/1997       $24,797              $39,582

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Class II shares to that of the S&P 500, based on a $10,000 investment from 5/1/95 to 9/30/97.


Period Ending         Fund                  Index
        5/1/1995        $9,899              $10,000
       5/31/1995       $10,492              $10,400
       6/30/1995       $10,500              $10,641
       7/31/1995       $10,454              $10,995
       8/31/1995       $10,613              $11,022
       9/30/1995       $11,188              $11,487
      10/31/1995       $11,406              $11,446
      11/30/1995       $11,578              $11,948
      12/31/1995       $12,150              $12,179
       1/31/1996       $12,325              $12,593
       2/29/1996       $12,021              $12,710
       3/31/1996       $12,005              $12,832
       4/30/1996       $11,603              $13,021
       5/31/1996       $11,721              $13,357
       6/30/1996       $12,331              $13,407
       7/31/1996       $11,648              $12,815
       8/31/1996       $11,816              $13,085
       9/30/1996       $11,791              $13,822
      10/31/1996       $12,167              $14,203
      11/30/1996       $12,337              $15,277
      12/31/1996       $12,333              $14,975
       1/31/1997       $12,397              $15,911
       2/28/1997       $12,487              $16,035
       3/31/1997       $12,125              $15,376
       4/30/1997       $12,034              $16,294
       5/31/1997       $12,398              $17,286
       6/30/1997       $12,804              $18,060
       7/31/1997       $13,106              $19,498
       8/31/1997       $12,804              $18,406
       9/30/1997       $13,331              $19,415


GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Advisor Class shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.

        Period Ending   Fund          Index
         10/1/1987     $10,000           $10,000
        10/30/1987      $9,728            $7,846
        11/30/1987      $9,456            $7,199
        12/31/1987      $9,505            $7,747
         1/29/1988     $10,483            $8,074
         2/29/1988     $10,205            $8,450
         3/31/1988      $9,870            $8,189
         4/29/1988      $9,830            $8,280
         5/31/1988     $10,180            $8,351
         6/30/1988     $10,356            $8,734
         7/29/1988     $10,260            $8,701
         8/31/1988     $10,205            $8,405
         9/30/1988     $10,435            $8,763
        10/31/1988     $10,617            $9,007
        11/30/1988     $10,505            $8,878
        12/30/1988     $10,611            $9,033
         1/31/1989     $10,768            $9,695
         2/28/1989     $10,568            $9,453
         3/31/1989     $10,575            $9,673
         4/28/1989     $10,851           $10,175
         5/31/1989     $11,375           $10,588
         6/30/1989     $11,659           $10,527
         7/31/1989     $12,399           $11,478
         8/31/1989     $12,162           $11,703
         9/29/1989     $12,215           $11,655
        10/31/1989     $12,366           $11,384
        11/30/1989     $12,728           $11,617
        12/29/1989     $13,352           $11,895
         1/31/1990     $12,722           $11,097
         2/28/1990     $12,799           $11,240
         3/30/1990     $12,697           $11,538
         4/30/1990     $12,119           $11,251
         5/31/1990     $12,729           $12,348
         6/29/1990     $12,830           $12,265
         7/31/1990     $12,942           $12,226
         8/31/1990     $12,194           $11,121
         9/28/1990     $12,136           $10,579
        10/31/1990     $12,980           $10,534
        11/30/1990     $13,223           $11,214
        12/31/1990     $13,403           $11,527
         1/31/1991     $13,271           $12,030
         2/28/1991     $13,767           $12,890
         3/29/1991     $13,964           $13,202
         4/30/1991     $14,081           $13,233
         5/31/1991     $14,031           $13,804
         6/28/1991     $13,922           $13,171
         7/31/1991     $14,436           $13,785
         8/30/1991     $14,813           $14,112
         9/30/1991     $15,354           $13,876
        10/31/1991     $15,545           $14,062
        11/29/1991     $15,876           $13,496
        12/31/1991     $16,644           $15,039
         1/31/1992     $15,971           $14,760
         2/28/1992     $15,936           $14,950
         3/31/1992     $15,864           $14,659
         4/30/1992     $16,260           $15,090
         5/29/1992     $16,673           $15,163
         6/30/1992     $16,890           $14,938
         7/31/1992     $17,784           $15,548
         8/31/1992     $17,729           $15,230
         9/30/1992     $17,837           $15,408
        10/30/1992     $17,651           $15,460
        11/30/1992     $17,670           $15,986
        12/31/1992     $18,156           $16,183
         1/29/1993     $18,494           $16,319
         2/26/1993     $19,490           $16,540
         3/31/1993     $19,639           $16,889
         4/30/1993     $19,639           $16,481
         5/31/1993     $19,620           $16,921
         6/30/1993     $20,097           $16,970
         7/30/1993     $20,522           $16,902
         8/31/1993     $21,140           $17,543
         9/30/1993     $21,062           $17,407
        10/29/1993     $20,945           $17,768
        11/30/1993     $19,988           $17,599
        12/31/1993     $20,248           $17,812
         1/31/1994     $19,850           $18,418
         2/28/1994     $18,877           $17,918
         3/31/1994     $18,233           $17,137
         4/29/1994     $18,495           $17,357
         5/31/1994     $17,467           $17,641
         6/30/1994     $16,894           $17,209
         7/29/1994     $17,651           $17,773
         8/31/1994     $17,753           $18,502
         9/30/1994     $17,303           $18,051
        10/31/1994     $17,614           $18,457
        11/30/1994     $17,822           $17,785
        12/30/1994     $17,881           $18,048
         1/31/1995     $18,937           $18,516
         2/28/1995     $18,916           $19,238
         3/31/1995     $18,643           $19,805
         4/28/1995     $19,050           $20,388
         5/31/1995     $20,143           $21,203
         6/30/1995     $20,146           $21,695
         7/31/1995     $20,080           $22,415
         8/31/1995     $20,385           $22,471
         9/29/1995     $21,488           $23,420
        10/31/1995     $21,929           $23,335
        11/30/1995     $22,282           $24,360
        12/29/1995     $23,367           $24,830
         1/31/1996     $23,749           $25,674
         2/29/1996     $23,142           $25,913
         3/29/1996     $23,120           $26,162
         4/30/1996     $22,346           $26,546
         5/31/1996     $22,596           $27,231
         6/28/1996     $23,800           $27,335
         7/31/1996     $22,484           $26,126
         8/30/1996     $22,808           $26,678
         9/30/1996     $22,765           $28,180
        10/31/1996     $23,514           $28,957
        11/29/1996     $23,842           $31,146
        12/31/1996     $23,841           $30,530
         1/31/1997     $23,965           $32,438
         2/28/1997     $24,163           $32,691
         3/31/1997     $23,496           $31,347
         4/30/1997     $23,320           $33,219
         5/30/1997     $24,048           $35,242
         6/30/1997     $24,848           $36,821
         7/31/1997     $25,434           $39,752
         8/29/1997     $24,848           $37,525
         9/30/1997     $25,915           $39,582

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Class I shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund          Index                Index              Index
      10/1/1987       $9,569            $10,000          $10,000           $10,000
     12/31/1987       $9,432            $7,747           $10,584            $9,371
      3/31/1988       $9,901            $8,188           $10,963            $9,875
      6/30/1988      $10,114            $8,733           $11,071           $10,125
      9/30/1988      $10,185            $8,763           $11,278           $10,284
     12/31/1988      $10,262            $9,034           $11,387           $10,406
      3/31/1989      $10,586            $9,674           $11,511           $10,753
      6/30/1989      $11,186           $10,528           $12,436           $11,345
      9/30/1989      $11,370           $11,656           $12,553           $11,798
     12/31/1989      $11,562           $11,896           $13,006           $11,958
      3/31/1990      $11,307           $11,538           $12,858           $11,767
      6/30/1990      $11,692           $12,264           $13,321           $12,123
      9/30/1990      $10,689           $10,579           $13,401           $11,465
     12/31/1990      $10,548           $11,526           $14,084           $11,975
      3/31/1991      $12,306           $13,201           $14,463           $13,013
      6/30/1991      $13,058           $13,171           $14,682           $13,244
      9/30/1991      $14,241           $13,876           $15,526           $14,156
     12/31/1991      $14,888           $15,038           $16,353           $14,936
      3/31/1992      $15,884           $14,658           $16,108           $15,092
      6/30/1992      $16,687           $14,936           $16,762           $15,539
      9/30/1992      $16,981           $15,407           $17,580           $16,089
     12/31/1992      $17,157           $16,182           $17,592           $16,401
      3/31/1993      $18,530           $16,889           $18,412           $17,241
      6/30/1993      $19,373           $16,972           $18,966           $17,627
      9/30/1993      $20,229           $17,410           $19,596           $18,198
     12/31/1993      $20,852           $17,813           $19,539           $18,388
      3/31/1994      $19,775           $17,138           $18,924           $17,823
      6/30/1994      $19,468           $17,210           $18,689           $17,745
      9/30/1994      $19,956           $18,052           $18,783           $18,107
     12/31/1994      $19,523           $18,048           $18,852           $17,859
      3/31/1995      $20,325           $19,806           $19,791           $18,853
      6/30/1995      $21,815           $21,698           $21,073           $19,986
      9/30/1995      $22,750           $23,423           $21,476           $20,928
     12/31/1995      $23,680           $24,833           $22,477           $21,868
      3/31/1996      $23,827           $26,166           $21,951           $22,287
      6/30/1996      $24,515           $27,341           $22,054           $22,693
      9/30/1996      $24,895           $28,186           $22,444           $23,138
     12/31/1996      $26,154           $30,537           $23,131           $24,230
      3/31/1997      $26,203           $31,355           $22,932           $24,218
      6/30/1997      $27,749           $36,830           $23,764           $26,121
      9/30/1997      $29,206           $39,582           $24,599           $27,694

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Class II shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 5/1/95 to 9/30/97.

Period Ending       Fund              Index            Index             Index
      5/1/1995       $9,909          $10,000           $10,000           $10,000
     6/30/1995      $10,338          $10,641           $10,502           $10,403
     9/30/1995      $10,771          $11,487           $10,703           $10,893
    12/31/1995      $11,197          $12,178           $11,201           $11,382
     3/31/1996      $11,301          $12,832           $10,939           $11,601
     6/30/1996      $11,561          $13,409           $10,991           $11,812
     9/30/1996      $11,725          $13,823           $11,185           $12,043
    12/31/1996      $12,302          $14,976           $11,527           $12,612
     3/31/1997      $12,362          $15,377           $11,428           $12,605
     6/30/1997      $13,071          $18,062           $11,843           $13,596
     9/30/1997      $13,686          $19,415           $12,259           $14,415

GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Advisor Class shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund                 Index              Index              Index

        10/1/1987      $10,000            $10,000              $10,000           $10,000
       12/31/1987       $9,856             $7,747              $10,584            $9,371
        3/31/1988      $10,347             $8,188              $10,963            $9,875
        6/30/1988      $10,570             $8,733              $11,071           $10,125
        9/30/1988      $10,644             $8,763              $11,278           $10,284
       12/31/1988      $10,724             $9,034              $11,387           $10,406
        3/31/1989      $11,063             $9,674              $11,511           $10,753
        6/30/1989      $11,690            $10,528              $12,436           $11,345
        9/30/1989      $11,882            $11,656              $12,553           $11,798
       12/31/1989      $12,083            $11,896              $13,006           $11,958
        3/31/1990      $11,817            $11,538              $12,858           $11,767
        6/30/1990      $12,219            $12,264              $13,321           $12,123
        9/30/1990      $11,171            $10,579              $13,401           $11,465
       12/31/1990      $11,023            $11,526              $14,084           $11,975
        3/31/1991      $12,860            $13,201              $14,463           $13,013
        6/30/1991      $13,646            $13,171              $14,682           $13,244
        9/30/1991      $14,882            $13,876              $15,526           $14,156
       12/31/1991      $15,559            $15,038              $16,353           $14,936
        3/31/1992      $16,600            $14,658              $16,108           $15,092
        6/30/1992      $17,438            $14,936              $16,762           $15,539
        9/30/1992      $17,745            $15,407              $17,580           $16,089
       12/31/1992      $17,930            $16,182              $17,592           $16,401
        3/31/1993      $19,365            $16,889              $18,412           $17,241
        6/30/1993      $20,246            $16,972              $18,966           $17,627
        9/30/1993      $21,141            $17,410              $19,596           $18,198
       12/31/1993      $21,791            $17,813              $19,539           $18,388
        3/31/1994      $20,666            $17,138              $18,924           $17,823
        6/30/1994      $20,345            $17,210              $18,689           $17,745
        9/30/1994      $20,855            $18,052              $18,783           $18,107
       12/31/1994      $20,402            $18,048              $18,852           $17,859
        3/31/1995      $21,241            $19,806              $19,791           $18,853
        6/30/1995      $22,798            $21,698              $21,073           $19,986
        9/30/1995      $23,774            $23,423              $21,476           $20,928
       12/31/1995      $24,746            $24,833              $22,477           $21,868
        3/31/1996      $24,901            $26,166              $21,951           $22,287
        6/30/1996      $25,619            $27,341              $22,054           $22,693
        9/30/1996      $26,017            $28,186              $22,444           $23,138
       12/31/1996      $27,332            $30,537              $23,131           $24,230
        3/31/1997      $27,392            $31,355              $22,932           $24,218
        6/30/1997      $29,022            $36,830              $23,764           $26,121
        9/30/1997      $30,436            $39,582              $24,599           $27,694

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin DynaTech Fund - Class I shares to that of the S&P 500, and the H&Q Technology Index, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund                    Index                Index

         10/1/1987        $9,548             $10,000               $10,000
        10/31/1987        $7,593              $7,846                $6,946
        11/30/1987        $6,966              $7,199                $6,222
        12/31/1987        $7,586              $7,747                $7,294
         1/31/1988        $7,712              $8,074                $7,013
         2/29/1988        $8,254              $8,450                $7,623
         3/31/1988        $8,051              $8,189                $7,191
         4/30/1988        $8,200              $8,280                $7,378
         5/31/1988        $8,132              $8,351                $7,190
         6/30/1988        $8,743              $8,734                $7,766
         7/31/1988        $8,349              $8,701                $7,230
         8/31/1988        $7,820              $8,405                $6,611
         9/30/1988        $7,983              $8,763                $6,863
        10/31/1988        $7,875              $9,007                $6,661
        11/30/1988        $7,610              $8,878                $6,392
        12/31/1988        $8,078              $9,033                $6,849
         1/31/1989        $8,683              $9,695                $7,339
         2/28/1989        $8,506              $9,453                $7,120
         3/31/1989        $8,540              $9,673                $6,873
         4/30/1989        $9,079             $10,175                $7,366
         5/31/1989        $9,686             $10,588                $7,841
         6/30/1989        $9,475             $10,527                $7,238
         7/31/1989       $10,103             $11,478                $7,543
         8/31/1989       $10,219             $11,703                $7,678
         9/30/1989       $10,410             $11,655                $7,588
        10/31/1989       $10,151             $11,384                $7,371
        11/30/1989       $10,335             $11,617                $7,338
        12/31/1989       $10,482             $11,895                $7,345
         1/31/1990       $10,167             $11,097                $6,987
         2/28/1990       $10,272             $11,240                $7,252
         3/31/1990       $10,714             $11,538                $7,576
         4/30/1990       $10,677             $11,251                $7,290
         5/31/1990       $11,949             $12,348                $8,340
         6/30/1990       $12,077             $12,265                $8,202
         7/31/1990       $11,800             $12,226                $7,504
         8/31/1990       $10,692             $11,121                $6,475
         9/30/1990       $10,137             $10,579                $5,779
        10/31/1990       $10,040             $10,534                $5,517
        11/30/1990       $10,549             $11,214                $6,049
        12/31/1990       $10,815             $11,527                $6,525
         1/31/1991       $11,903             $12,030                $7,543
         2/28/1991       $12,693             $12,890                $8,183
         3/31/1991       $12,770             $13,202                $8,525
         4/30/1991       $12,823             $13,233                $8,542
         5/31/1991       $13,521             $13,804                $8,884
         6/30/1991       $12,647             $13,171                $8,033
         7/31/1991       $13,283             $13,785                $8,444
         8/31/1991       $13,705             $14,112                $8,679
         9/30/1991       $13,314             $13,876                $8,274
        10/31/1991       $13,490             $14,062                $8,645
        11/30/1991       $13,222             $13,496                $8,329
        12/31/1991       $14,649             $15,039                $9,485
         1/31/1992       $14,991             $14,760               $10,226
         2/29/1992       $15,076             $14,950               $10,784
         3/31/1992       $14,486             $14,659               $10,024
         4/30/1992       $14,479             $15,090                $9,799
         5/31/1992       $14,378             $15,163                $9,724
         6/30/1992       $14,176             $14,938                $9,046
         7/31/1992       $14,579             $15,548                $9,517
         8/31/1992       $14,222             $15,230                $9,091
         9/30/1992       $14,300             $15,408                $9,498
        10/31/1992       $14,409             $15,460               $10,045
        11/30/1992       $14,874             $15,986               $10,757
        12/31/1992       $15,264             $16,183               $11,257
         1/31/1993       $15,487             $16,319               $12,195
         2/28/1993       $15,312             $16,540               $11,779
         3/31/1993       $15,614             $16,889               $11,961
         4/30/1993       $15,296             $16,481               $11,251
         5/31/1993       $16,059             $16,921               $12,425
         6/30/1993       $15,852             $16,970               $12,266
         7/31/1993       $15,534             $16,902               $11,562
         8/31/1993       $16,155             $17,543               $12,301
         9/30/1993       $16,361             $17,407               $12,526
        10/31/1993       $16,425             $17,768               $12,741
        11/30/1993       $16,186             $17,599               $12,928
        12/31/1993       $16,398             $17,812               $13,217
         1/31/1994       $16,808             $18,418               $14,033
         2/28/1994       $16,757             $17,918               $14,497
         3/31/1994       $16,295             $17,137               $13,704
         4/30/1994       $16,039             $17,357               $13,352
         5/31/1994       $16,261             $17,641               $13,391
         6/30/1994       $15,663             $17,209               $12,537
         7/31/1994       $16,158             $17,773               $13,005
         8/31/1994       $17,133             $18,502               $14,343
         9/30/1994       $16,842             $18,051               $14,296
        10/31/1994       $17,543             $18,457               $15,606
        11/30/1994       $17,219             $17,785               $15,472
        12/31/1994       $17,252             $18,048               $15,877
         1/31/1995       $17,409             $18,516               $15,645
         2/28/1995       $17,879             $19,238               $17,001
         3/31/1995       $18,279             $19,805               $17,779
         4/30/1995       $19,028             $20,388               $19,111
         5/31/1995       $19,585             $21,203               $19,795
         6/30/1995       $21,117             $21,695               $22,179
         7/31/1995       $22,075             $22,415               $24,204
         8/31/1995       $21,831             $22,471               $24,481
         9/30/1995       $22,249             $23,420               $25,065
        10/31/1995       $22,684             $23,335               $25,417
        11/30/1995       $22,371             $24,360               $25,105
        12/31/1995       $21,760             $24,830               $23,740
         1/31/1996       $21,778             $25,674               $24,091
         2/29/1996       $22,547             $25,913               $25,298
         3/31/1996       $22,100             $26,162               $24,197
         4/30/1996       $23,907             $26,546               $27,541
         5/31/1996       $24,766             $27,231               $27,956
         6/30/1996       $23,979             $27,335               $25,920
         7/31/1996       $22,547             $26,126               $23,256
         8/31/1996       $23,371             $26,678               $24,664
         9/30/1996       $25,106             $28,180               $27,515
        10/31/1996       $25,572             $28,957               $27,122
        11/30/1996       $28,023             $31,146               $30,319
        12/31/1996       $28,026             $30,530               $29,505
         1/31/1997       $30,108             $32,438               $32,665
         2/28/1997       $28,412             $32,691               $29,997
         3/31/1997       $27,694             $31,347               $28,124
         4/30/1997       $28,928             $33,219               $29,164
         5/31/1997       $30,550             $35,242               $33,554
         6/30/1997       $30,826             $36,821               $33,851
         7/31/1997       $33,830             $39,752               $39,296
         8/31/1997       $33,222             $37,525               $39,408
         9/30/1997       $34,074             $39,582               $41,024


GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the Franklin DynaTech Fund - Class II shares to that of the S&P 500, and the H&Q Technology Index, based on a $10,000 investment from 9/16/96 to 9/30/97.

Period Ending         Fund                  Index           Index
      9/16/1996        $9,899             $10,000            $10,000
      9/30/1996       $10,159             $10,263            $10,539
     10/31/1996       $10,333             $10,546            $10,388
     11/30/1996       $11,318             $11,344            $11,613
     12/31/1996       $11,312             $11,119            $11,301
      1/31/1997       $12,155             $11,814            $12,511
      2/28/1997       $11,461             $11,906            $11,490
      3/31/1997       $11,163             $11,417            $10,772
      4/30/1997       $11,648             $12,098            $11,171
      5/31/1997       $12,289             $12,835            $12,852
      6/30/1997       $12,386             $13,410            $12,966
      7/31/1997       $13,587             $14,478            $15,051
      8/31/1997       $13,326             $13,667            $15,094
      9/30/1997       $13,547             $14,416            $15,713

GRAPHIC MATERIAL (13)

This point graph demonstrates the fund's Class I shares volatility risk vs. return in comparison with the risk/return factors of the 1-year CD, Merrill Lynch 10-Year Treasury, and the Merrill Lynch 30-Year Treasury, from 10/92 to 9/97.

Franklin U.S. Government Securities Fund vs. Comparable
    Investments
                   RISK         RETURN
              ---------------------------
ML10YR                6.84          6.12
ML30YR               10.30          7.77
CD 1 YR.              0.32          4.76
USG FUND              3.46          6.54
              ---------------------------

GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's yield of 6.36%, the average ginnie mae fund yield of 5.94%, a one-year CD yield of 5.83%, and the average money market fund yield of 5.02%.

GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Class I shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

     Period Ending           Fund          Index                   Index
        10/1/1987             9582           10000                  10000
           Oct-87            9,789          10,298                 10,026
           Nov-87            9,928          10,360                 10,035
           Dec-87           10,026          10,460                 10,035
           Jan-88           10,340          10,720                 10,061
           Feb-88           10,424          10,833                 10,087
           Mar-88           10,406          10,788                 10,131
           Apr-88           10,403          10,769                 10,183
           May-88           10,386          10,718                 10,218
           Jun-88           10,608          10,892                 10,262
           Jul-88           10,574          10,860                 10,305
           Aug-88           10,571          10,874                 10,348
           Sep-88           10,752          11,062                 10,418
           Oct-88           10,935          11,215                 10,452
           Nov-88           10,838          11,118                 10,460
           Dec-88           10,772          11,129                 10,478
           Jan-89           10,913          11,241                 10,531
           Feb-89           10,893          11,191                 10,574
           Mar-89           10,890          11,244                 10,635
           Apr-89           11,082          11,471                 10,704
           May-89           11,343          11,692                 10,765
           Jun-89           11,621          11,990                 10,791
           Jul-89           11,769          12,234                 10,817
           Aug-89           11,715          12,069                 10,834
           Sep-89           11,762          12,127                 10,869
           Oct-89           11,947          12,381                 10,921
           Nov-89           12,083          12,504                 10,947
           Dec-89           12,184          12,540                 10,965
           Jan-90           12,127          12,462                 11,078
           Feb-90           12,195          12,509                 11,130
           Mar-90           12,228          12,524                 11,191
           Apr-90           12,206          12,482                 11,209
           May-90           12,494          12,749                 11,235
           Jun-90           12,633          12,918                 11,295
           Jul-90           12,866          13,098                 11,338
           Aug-90           12,840          13,051                 11,443
           Sep-90           12,927          13,167                 11,539
           Oct-90           13,071          13,350                 11,608
           Nov-90           13,312          13,552                 11,633
           Dec-90           13,497          13,739                 11,633
           Jan-91           13,683          13,881                 11,703
           Feb-91           13,753          13,965                 11,721
           Mar-91           13,864          14,042                 11,738
           Apr-91           13,991          14,187                 11,756
           May-91           14,120          14,266                 11,791
           Jun-91           14,189          14,278                 11,825
           Jul-91           14,401          14,432                 11,843
           Aug-91           14,573          14,706                 11,878
           Sep-91           14,788          14,956                 11,930
           Oct-91           14,984          15,126                 11,948
           Nov-91           15,071          15,303                 11,982
           Dec-91           15,348          15,675                 11,991
           Jan-92           15,243          15,525                 12,009
           Feb-92           15,353          15,573                 12,052
           Mar-92           15,312          15,511                 12,113
           Apr-92           15,423          15,650                 12,130
           May-92           15,657          15,883                 12,147
           Jun-92           15,849          16,112                 12,191
           Jul-92           15,997          16,422                 12,217
           Aug-92           16,214          16,589                 12,251
           Sep-92           16,342          16,818                 12,285
           Oct-92           16,222          16,616                 12,328
           Nov-92           16,283          16,548                 12,345
           Dec-92           16,483          16,762                 12,337
           Jan-93           16,706          17,073                 12,397
           Feb-93           16,885          17,324                 12,441
           Mar-93           16,972          17,388                 12,484
           Apr-93           17,059          17,524                 12,519
           May-93           17,146          17,477                 12,537
           Jun-93           17,330          17,730                 12,554
           Jul-93           17,419          17,766                 12,554
           Aug-93           17,508          18,030                 12,589
           Sep-93           17,518          18,104                 12,616
           Oct-93           17,552          18,148                 12,668
           Nov-93           17,489          18,059                 12,676
           Dec-93           17,623          18,133                 12,676
           Jan-94           17,782          18,312                 12,711
           Feb-94           17,617          18,061                 12,754
           Mar-94           17,122          17,798                 12,797
           Apr-94           17,007          17,682                 12,815
           May-94           17,017          17,694                 12,824
           Jun-94           16,940          17,698                 12,868
           Jul-94           17,250          17,930                 12,902
           Aug-94           17,302          17,982                 12,954
           Sep-94           17,066          17,832                 12,989
           Oct-94           17,014          17,836                 12,998
           Nov-94           16,988          17,758                 13,015
           Dec-94           17,148          17,816                 13,015
           Jan-95           17,497          18,107                 13,067
           Feb-95           17,930          18,456                 13,119
           Mar-95           18,011          18,558                 13,163
           Apr-95           18,257          18,773                 13,206
           May-95           18,866          19,302                 13,233
           Jun-95           18,979          19,426                 13,259
           Jul-95           19,009          19,435                 13,259
           Aug-95           19,209          19,595                 13,293
           Sep-95           19,381          19,726                 13,320
           Oct-95           19,582          19,943                 13,364
           Nov-95           19,784          20,186                 13,355
           Dec-95           20,017          20,386                 13,345
           Jan-96           20,135          20,557                 13,424
           Feb-96           19,963          20,340                 13,467
           Mar-96           19,878          20,246                 13,537
           Apr-96           19,793          20,187                 13,590
           May-96           19,736          20,177                 13,616
           Jun-96           19,977          20,383                 13,624
           Jul-96           20,040          20,446                 13,650
           Aug-96           20,042          20,469                 13,676
           Sep-96           20,379          20,733                 13,719
           Oct-96           20,748          21,073                 13,763
           Nov-96           21,058          21,328                 13,789
           Dec-96           20,937          21,213                 13,789
           Jan-97           21,065          21,293                 13,834
           Feb-97           21,130          21,327                 13,876
           Mar-97           21,070          21,206                 13,911
           Apr-97           21,389          21,445                 13,929
           May-97           21,576          21,613                 13,921
           Jun-97           21,829          21,798                 13,938
           Jul-97           22,244          22,200                 13,954
           Aug-97           22,176          22,115                 13,981
           Sep-97           22,434          22,356                 14,016

TOTAL RETURN               124.34%         123.56%                 40.16%


GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Class II shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 9/30/97.

          Period Ending        Fund          Index               Index
       5/1/1995                9896            10000              10,000
      5/31/1995              10,194           10,282              10,020
      6/30/1995              10,249           10,348              10,040
      7/31/1995              10,260           10,353              10,040
      8/31/1995              10,362           10,438              10,066
      9/30/1995              10,454           10,508              10,086
     10/31/1995              10,557           10,623              10,120
     11/30/1995              10,661           10,753              10,112
     12/31/1995              10,780           10,859              10,105
      1/31/1996              10,853           10,951              10,165
      2/29/1996              10,754           10,835              10,198
      3/31/1996              10,687           10,785              10,251
      4/30/1996              10,652           10,753              10,291
      5/31/1996              10,616           10,748              10,310
      6/30/1996              10,725           10,858              10,316
      7/31/1996              10,754           10,891              10,336
      8/31/1996              10,766           10,903              10,356
      9/30/1996              10,930           11,044              10,389
     10/31/1996              11,123           11,225              10,422
     11/30/1996              11,301           11,361              10,442
     12/31/1996              11,214           11,300              10,442
      1/31/1997              11,294           11,343              10,475
      2/28/1997              11,307           11,361              10,508
      3/31/1997              11,269           11,296              10,534
      4/30/1997              11,434           11,424              10,548
      5/31/1997              11,546           11,513              10,541
      6/30/1997              11,675           11,612              10,554
      7/31/1997              11,892           11,825              10,567
      8/31/1997              11,833           11,780              10,587
      9/30/1997              11,966           11,909              10,613
TOTAL RETURN                 19.66%           19.09%               6.13%

GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Advisor Class shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

     Period Ending          Fund             Index                Index
          Oct 1-87          10000             10000                10000
            Oct-87          10217            10,298               10,026
            Nov-87          10362            10,360               10,035
            Dec-87          10463            10,460               10,035
            Jan-88          10791            10,720               10,061
            Feb-88          10879            10,833               10,087
            Mar-88          10861            10,788               10,131
            Apr-88          10858            10,769               10,183
            May-88          10839            10,718               10,218
            Jun-88          11071            10,892               10,262
            Jul-88          11036            10,860               10,305
            Aug-88          11033            10,874               10,348
            Sep-88          11222            11,062               10,418
            Oct-88          11413            11,215               10,452
            Nov-88          11312            11,118               10,460
            Dec-88          11243            11,129               10,478
            Jan-89          11389            11,241               10,531
            Feb-89          11369            11,191               10,574
            Mar-89          11365            11,244               10,635
            Apr-89          11566            11,471               10,704
            May-89          11838            11,692               10,765
            Jun-89          12129            11,990               10,791
            Jul-89          12283            12,234               10,817
            Aug-89          12226            12,069               10,834
            Sep-89          12276            12,127               10,869
            Oct-89          12469            12,381               10,921
            Nov-89          12610            12,504               10,947
            Dec-89          12716            12,540               10,965
            Jan-90          12657            12,462               11,078
            Feb-90          12728            12,509               11,130
            Mar-90          12761            12,524               11,191
            Apr-90          12739            12,482               11,209
            May-90          13040            12,749               11,235
            Jun-90          13185            12,918               11,295
            Jul-90          13428            13,098               11,338
            Aug-90          13401            13,051               11,443
            Sep-90          13491            13,167               11,539
            Oct-90          13642            13,350               11,608
            Nov-90          13893            13,552               11,633
            Dec-90          14086            13,739               11,633
            Jan-91          14281            13,881               11,703
            Feb-91          14353            13,965               11,721
            Mar-91          14469            14,042               11,738
            Apr-91          14602            14,187               11,756
            May-91          14736            14,266               11,791
            Jun-91          14808            14,278               11,825
            Jul-91          15030            14,432               11,843
            Aug-91          15210            14,706               11,878
            Sep-91          15434            14,956               11,930
            Oct-91          15639            15,126               11,948
            Nov-91          15729            15,303               11,982
            Dec-91          16018            15,675               11,991
            Jan-92          15909            15,525               12,009
            Feb-92          16023            15,573               12,052
            Mar-92          15981            15,511               12,113
            Apr-92          16096            15,650               12,130
            May-92          16341            15,883               12,147
            Jun-92          16541            16,112               12,191
            Jul-92          16696            16,422               12,217
            Aug-92          16922            16,589               12,251
            Sep-92          17056            16,818               12,285
            Oct-92          16930            16,616               12,328
            Nov-92          16995            16,548               12,345
            Dec-92          17203            16,762               12,337
            Jan-93          17436            17,073               12,397
            Feb-93          17623            17,324               12,441
            Mar-93          17713            17,388               12,484
            Apr-93          17804            17,524               12,519
            May-93          17895            17,477               12,537
            Jun-93          18087            17,730               12,554
            Jul-93          18179            17,766               12,554
            Aug-93          18273            18,030               12,589
            Sep-93          18283            18,104               12,616
            Oct-93          18319            18,148               12,668
            Nov-93          18252            18,059               12,676
            Dec-93          18392            18,133               12,676
            Jan-94          18559            18,312               12,711
            Feb-94          18386            18,061               12,754
            Mar-94          17870            17,798               12,797
            Apr-94          17749            17,682               12,815
            May-94          17760            17,694               12,824
            Jun-94          17680            17,698               12,868
            Jul-94          18004            17,930               12,902
            Aug-94          18058            17,982               12,954
            Sep-94          17811            17,832               12,989
            Oct-94          17757            17,836               12,998
            Nov-94          17730            17,758               13,015
            Dec-94          17897            17,816               13,015
            Jan-95          18261            18,107               13,067
            Feb-95          18713            18,456               13,119
            Mar-95          18798            18,558               13,163
            Apr-95          19054            18,773               13,206
            May-95          19689            19,302               13,233
            Jun-95          19808            19,426               13,259
            Jul-95          19839            19,435               13,259
            Aug-95          20047            19,595               13,293
            Sep-95          20227            19,726               13,320
            Oct-95          20437            19,943               13,364
            Nov-95          20648            20,186               13,355
            Dec-95          20891            20,386               13,345
            Jan-96          21014            20,557               13,424
            Feb-96          20835            20,340               13,467
            Mar-96          20746            20,246               13,537
            Apr-96          20657            20,187               13,590
            May-96          20598            20,177               13,616
            Jun-96          20850            20,383               13,624
            Jul-96          20915            20,446               13,650
            Aug-96          20918            20,469               13,676
            Sep-96          21269            20,733               13,719
            Oct-96          21654            21,073               13,763
            Nov-96          21977            21,328               13,789
            Dec-96          21852            21,213               13,789
            Jan-97          22017            21,293               13,834
            Feb-97          22054            21,327               13,876
            Mar-97          21993            21,206               13,911
            Apr-97          22361            21,445               13,929
            May-97          22558            21,613               13,921
            Jun-97          22824            21,798               13,938
            Jul-97          23259            22,200               13,954
            Aug-97          23156            22,115               13,981
            Sep-97          23460            22,356               14,016
TOTAL RETURN              134.60%           123.56%               40.16%


PROXY

FRANKLIN PRINCIPAL MATURITY TRUST

SPECIAL MEETING OF SHAREHOLDERS JUNE 5, 1998


   The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Harmon E. Burns, Deborah R. Gatzek and Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Principal Maturity Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Special Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 2:00 p.m. Pacific time, on the 5th day of June, 1998, including any adjournment thereof, upon such business as may be brought before the Special Meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSAL REGARDING THE REORGANIZATION OF THE FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN CUSTODIAN FUNDS, INC. ("CUSTODIAN FUNDS") AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTERS THAT MAY LEGALLY COME BFORE THE MEETING.

SEE REVERSE SIDE                                      SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

X Please mark votes as in this example.
                                                FOR  AGAINST    ABSTAIN

1  To approve an Agreement and Plan of
   Reorganization between the Fund and Custodian
   Funds on behalf of the Income Series that provides for the acquisition of substantially all of the assets of the Fund in exchange for Class I shares of the Income Series, the distribution of such shares to the shareholders of the Fund, and the dissolution of the Fund.

                                                      GRANT     WITHHOLD

2  To grant the proxy holders the authority to
   vote in their discretion upon any other
   business that may legally come before the
   meeting.
------------------------------------------------------------------------------

                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                    LEFT

                                    PLEASE SIGN AND PROMPTLY RETURN IN THE
                                    ACCOMPANYING ENVELOPE.  NO POSTAGE
                                    REQUIRED IF MAILED IN THE U.S.

                                    NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THE PROXY.  IF SIGNING FOR
                                    ESTATES, TRUSTS OR CORPORATIONS, TITLE OR
                                    CAPACITY SHOULD BE STATED.  IF SHARES ARE
                                    HELD JOINTLY, EACH HOLDER MUST SIGN.


Signature: _____________ Date:______ Signature: _______________ Date: ________



                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                         FRANKLIN CUSTODIAN FUNDS, INC.

                       RELATING TO THE ACQUISITION OF THE
                                    ASSETS OF
                        FRANKLIN PRINCIPAL MATURITY TRUST

                              DATED APRIL 14, 1998


This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of Franklin Principal Maturity Trust by Franklin Custodian Funds, Inc. ("Custodian Funds") on behalf of the Income Series ("Income Series").

This Statement of Additional Information consists of this Cover Page and the following documents which are attached and incorporated by reference:

     o Exhibit A: Statement of Additional Information relating to the Prospectus of Custodian Funds, dated February 1, 1998, which Prospectus is included as an exhibit to the Prospectus/Proxy Statement dated April 14, 1998 relating to the Reorganization.

     o Exhibit B: Annual Report of Franklin Principal Maturity Trust dated November 30, 1997.

This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated April 14, 1998, relating to the above-referenced transaction may be obtained from Custodian Funds. This document should be read in conjunction with such Prospectus/Proxy Statement, a copy of which may be obtained without charge by calling 1-800/DIAL BEN or by writing to Custodian Funds at 777 Mariners Island Boulevard, San Mateo, CA 94404.


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

TABLE OF CONTENTS

How Does the Fund Invest Its Assets? .......................... 2
Investment Restrictions ....................................... 5
Officers and Directors ........................................ 6
Investment Management
 and Other Services ........................................... 9
How Does the Fund Buy
 Securities for Its Portfolio? ................................ 11
How Do I Buy, Sell
 and Exchange Shares? ......................................... 12
How Are Fund Shares Valued? ................................... 15
Additional Information on
 Distributions and Taxes ...................................... 16
The Fund's Underwriter ........................................ 22
How Does the Fund
 Measure Performance? ......................................... 25
Miscellaneous Information ..................................... 28
Financial Statements .......................................... 31
Useful Terms and Definitions .................................. 31

--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------

The Franklin Custodian Funds, Inc. (the "Custodian Funds") is an open-end management investment company consisting of the following five series (individually or collectively referred to as the "Fund(s)"): Growth Series, Utilities Series, Income Series, U.S. Government Securities Series and DynaTech Series.

Growth Series' investment objective is capital appreciation. Growth Series seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities. DynaTech Series' investment objective is capital appreciation. DynaTech Series seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. Utilities Series' investment objectives are both capital appreciation and current income. Utilities Series seeks to achieve its investment objectives by investing primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. Utilities Series may also invest in preferred stocks and bonds; at least 65% of the Fund's investments will be in securities of issuers engaged in the public utilities industry. Income Series' investment objective is to maximize income while maintaining prospects for capital appreciation. Income Series invests in a diversified portfolio of securities selected with particular consideration of current income production. U.S. Government Securities Series' investment objective is income. U.S. Government Securities Series seeks to achieve its objective by investing in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities.

The Prospectus, dated February 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------

This SAI describes the Fund's Class I and Class II shares. Growth Series, Utilities Series, Income Series and U.S. Government Securities Series offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Funds may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

OPTION TRANSACTIONS. Subject to the investment restrictions noted below, the Fund may write covered call options which trade on national securities exchanges. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

The writer of an option receives a premium from the buyer, and retains the premium whether or not the option expires unexercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. If a call option is exercised, the writer also experiences a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

The Fund may terminate its obligation by effecting a "closing purchase transaction." This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.

The Fund's manager does not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on the Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 1997, there were no open options transactions in any Fund. U.S. Government Securities Series does not presently engage in option transactions, as discussed in investment restriction 10, below.

ENHANCED CONVERTIBLE SECURITIES. The Fund, other than the U.S. Government Securities Series, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved. U.S. Government Securities Series does not invest in convertible preferred stocks.

LOAN PARTICIPATIONS - Income Series may invest up to 5% of its total assets (at the time of investment) in loan participations, all of which may have speculative characteristics, when the fund's investment manager believes such investments offer the possibility of long-term appreciation in value.

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Series from a bank, finance company or other similar financial services entity ("Lender").

Loans in which Income Series will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Series may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Series is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although Advisers may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in Advisers analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Series expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in Advisers' opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Series will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Series has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Series generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Series may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Series may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

GNMA CERTIFICATES. Securities of the type to be included in U.S. Government Securities Series portfolio have historically involved little risk to principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Fund. The U.S. government has never defaulted and never delayed payments of interest or principal on its obligations, however, this does not guarantee the value of a shareholder's investment in U.S. Government Securities Series.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED ("TBA") Transactions. Income Series may purchase debt obligations and U.S. Government Series may purchase and sell GNMA Certificates on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which either Fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although both Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

OTHER POLICIES - As discussed in the Prospectus, the Funds, other than U.S. Government Securities Series, may enter into repurchase agreements with banks or government securities dealers recognized by the Federal Reserve Board and which have been approved by the Board, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased by the Fund have an initial total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Such arrangements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. Repurchase agreements of more than one week's duration are considered to be illiquid. U.S. Government Securities Series does not engage in repurchase agreements.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

Each Fund, other than U.S. Government Securities Series, may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board, may be otherwise illiquid. Illiquid equity securities will not be purchased if, upon such purchase, such securities will constitute 5% of the value of the total net assets of the Fund.

As noted in the Prospectus, it is also the policy of each Fund that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Custodian Funds' Board has authorized the Funds to invest in restricted securities where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid and thus not subject to the foregoing limitation, to the extent the investment manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INVESTMENT RESTRICTIONS

Custodian Funds has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of Custodian Funds. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of Custodian Funds or (ii) 67% or more of the shares of Custodian Funds present at a shareholder meeting if more than 50% of the outstanding shares of Custodian Funds are represented at the meeting in person or by proxy, whichever is less.

Custodian Funds MAY NOT:

1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S.
Government Securities Series, may be loaned to broker-dealers or other institutional investors as discussed in the Fund's Prospectus under "Loans of Portfolio Securities." For additional information relating to this policy see discussions under "Loan Participations" and limitations on illiquid securities under "Other Policies."

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, DynaTech, Income and Utilities Series also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Series will concentrate its investments in the utilities industry.)

6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Series and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of Custodian Funds, including general supervision and review of its investment activities. The Board, in turn, elects the officers of Custodian Funds who are responsible for administering each Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of Custodian Funds under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND            PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS      OFFICES WITH THE FUND    DURING THE PAST FIVE YEARS

 Harris J. Ashton (65)        Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (65)           Director
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Edith E. Holiday (45)        Director
 3239 38th Street, N.W.
 Washington, DC 20016

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present; formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center; assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)      President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)  Vice President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (69)  Director
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (52)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (37)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)       Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (58)        Treasurer
 777 Mariners Island Blvd.    and Principal
 San Mateo, CA 94404          Accounting
                              Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in the Franklin Templeton Group of Funds.

 Brian E. Lorenz (58)               Secretary
 One North Lexington Avenue
 White Plains, NY 10001-1700

Attorney, member of the law firm of Bleakley Platt & Schmidt; and officer of three of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors, Advisers and Investment Advisory. Nonaffiliated members of the Board are currently paid $1,350 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Custodian Funds and by other funds in the Franklin Templeton Group of Funds.

                                                                 NUMBER OF
                                                               BOARDS IN THE
                                          TOTAL FEES             FRANKLIN
                      TOTAL FEES        RECEIVED FROM THE     TEMPLETON GROUP
                    RECEIVED FROM      FRANKLIN TEMPLETON       OF FUNDS ON
                      THE FUND*         GROUP OF FUNDS**    WHICH EACH SERVES***
Harris J. Ashton       $30,500            $344,642                 52
S. Joseph Fortunato     30,500             361,562                 54
Edith E. Holiday             0              72,875                 24
Gordon S. Macklin       30,500             337,292                 51

*For the fiscal year ended September 30, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

During the fiscal year ended September 30, 1997, legal fees and expenses of $74,098 were paid to the law firm of which Mr. Lorenz, an officer of Custodian Funds, is a partner, and which acts as counsel to the Fund.

As of January 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 4,428.423 shares of Growth Series - Class I, 4,094.172 shares of Growth Series - Advisor Class, 102.460 shares of Utilities Series - Class I, 13,603.842 shares of DynaTech Series - Class I, 439.436 shares of Income Series - Class I, 12,633.274 shares of Income Series - Advisor Class, 48,364.879 shares of U.S.
Government Securities Series Class I and 9,716.923 shares of U.S. Government Securities Series - Advisor Class, or less than 1% of the total outstanding Class I and Advisor Class shares of each Fund and 29,290.179 shares of Utilities Series - Advisor Class, or less than 3% of the total outstanding Advisor Class shares of Utilities Series. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. Advisers is the investment manager of the Funds, except for Growth Series. Growth Series' investment manager is Investment Advisory. The investment manager provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The investment manager's activities are subject to the review and supervision of the Board to whom the investment manager renders periodic reports of the Fund's investment activities. Each investment manager and its officers, directors and employees are covered by fidelity insurance for the protection of the Funds.

The investment managers and their affiliates act as investment manager to numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of the investment manager and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each Fund pays the investment manager a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; and 1/24 of 1% of the value of net assets over $100 million and not over $250,000,000; and 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and 19/100 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended September 30, 1995, 1996 and 1997, management fees paid to the in vestment manager were as follows:

FUND                                    1995            1996         1997
------------------------------------------------------------------------------
Growth Series                      $ 2,969,094     $ 4,329,460    $6,295,304
DynaTech Series                        491,673         601,568       840,480
Utilities Series                    12,223,592      12,335,820     9,987,693
Income Series                       23,887,430      30,075,761    35,364,027
U.S.Government Securities
 Series                             50,269,876      48,138,799    44,411,776

MANAGEMENT AGREEMENT. The management agreement for each Fund is in effect until January 31, 1999. Each agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of Custodian Funds' outstanding voting securities on 30 days' written notice to the investment manager, or by the investment manager on 30 days' written notice to Custodian Funds, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for Custodian Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the investment manager pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by the investment manager. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is Custodian Funds' shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Custodian Funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by Custodian Funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of Custodian Funds. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are Custodian Funds' independent auditors. During the fiscal year ended September 30, 1997, their auditing services consisted of rendering an opinion on the financial statements of Custodian Funds included in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the investment manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The investment manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the investment manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid brokerage commissions as follows:

FUND                                      1995         1996            1997
-----------------------------------------------------------------------------
Growth Series                        $   50,102     $105,528      $   78,178
DynaTech Series                          11,850       18,930          11,855
Utilities Series                      1,025,293    1,525,621       1,146,668
Income Series                           895,111    1,220,342         848,922
U.S.Government Securities Series            -0-          -0-             -0-

As of September 30, 1997, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Custodian Funds continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where Custodian Funds offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, Custodian Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

For the Growth Series and DynaTech Series:

                                       SALES
SIZE OF PURCHASE - U.S. DOLLARS       CHARGE
---------------------------------------------
Under $30,000                            3%
$30,000 but less than $50,000          2.5%
$50,000 but less than $100,000         2.0%
$100,000 but less than $200,000        1.5%
$200,000 but less than $400,000        1.0%
$400,000 or more                         0%

For the Utilities Series, Income Series and U.S. Government Securities Series:

                                       SALES
SIZE OF PURCHASE - U.S. DOLLARS        CHARGE
----------------------------------------------
Under $30,000                            3%
$30,000 but less than $100,000           2%
$100,000 but less than $400,000          1%
$400,000 or more                         0%

OTHER PAYMENTS TO SECURITIES DEALERS. For Growth and DynaTech Series, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. For Income, Utilities, and U.S. Government Securities Series, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the investment manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined by the investment manager and approved in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Custodian Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Custodian Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Custodian Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS" gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Custodian Funds will advise you after the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Custodian Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Fund. Similarly, you should be aware that any foreign exchange losses realized by a Fund, on the sale of debt instruments, are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Custodian Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Directors reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such a Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a Fund must meet certain specific requirements, including:

o A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of a Fund's total assets, and, with respect to 50% of a Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets;

o A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of the capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments by the U.S. Government Securities Series or other Fund in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Custodian Funds will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that, except for the U.S. Government Securities Series, a portion of the dividends paid by each Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available with respect to dividends designated by a Fund as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by such Fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by such Fund were debt-financed or held by such Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. A Fund's investment in options, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options entered into by a Fund are generally governed by
Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a Fund of ordinary income and short-term capital gains arising from a Fund's investments, including investments in options, will be taxable to you as ordinary income. The Custodian Funds will monitor their transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each Fund, other than the U.S. Government Securities Series, is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains and losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If a Fund's Section 988 losses exceed such Fund's other net investment company taxable income during a taxable year, such Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. Each Fund, other than the U.S. Government Securities Series, may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, such Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by such Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of such Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a Fund other than the U.S. Government Securities Series may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause a Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a Fund. Bonds acquired in the secondary market for a price less than their stated redemption price or revised issue price are said to have been acquired with market discount. For these bonds, a Fund may elect to accrue market discount on a current basis, in which case such Fund will be required to distribute any such accrued discount. If a Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Funds' shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Custodian Funds pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions received by Distributors and, after allowances to dealers, the amounts retained by Distributors in net underwriting discounts and commissions, and the amounts received by Distributors in connection with redemptions or repurchases of shares, for the fiscal years ended September 30, 1995, 1996 and 1997 were as follows:

                                                                 AMOUNT RECEIVED
                                                                  IN CONNECTION
                                  COMMISSIONS    COMMISSIONS    WITH REDEMPTIONS
                                   RETAINED       RECEIVED       OR REPURCHASES
1995

Growth Series                     $ 2,112,855     $  233,027        $  227
DynaTech Series                       231,256         25,733           280
Utilities Series                    6,047,891        366,179           -0-
Income Series                      37,121,561      2,117,539         4,700
U.S. Government
 Securities  Series                10,902,931        656,562         2,188

1996

Growth Series                    $  4,835,570     $  505,111         7,930
DynaTech Series                       285,074         32,125           -0-
Utilities Series                    3,913,659        228,611        11,242
Income Series                      46,806,723      1,739,086       136,828
U.S. Government
 Securities Series                 13,160,355        834,565        23,231

1997

Growth Series                     $ 7,068,758     $  708,574     $  47,529
DynaTech Series                       682,911         67,617         1,344
Utilities Series                    1,698,314         99,703        19,661
Income Series                      39,253,724      1,822,592       293,033
U.S. Government
 Securities Series                 10,252,511        620,114        56,854

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Custodian Funds for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plans, Growth Series and DynaTech Series may pay up to a maximum of 0.25% and Income Series, Utilities Series, and U.S. Government Securities Series may pay up to a maximum of 0.15% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under the Growth Series' and DynaTech Series' Class I plans, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under Growth Series' and DynaTech Series' Class I plans. With respect to Income and Utilities Series, the annual fees payable under their respective Class I plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Fund's Class I shares, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Fund's Class I shares. With respect to U.S. Government Securities Series, the annual fees payable under it's Class I plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Fund's Class I shares, and (ii) the amount obtained by multiplying 0.05% by the Old Assets of such Fund. These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.15% with respect to Income, Utilities and U.S. Government Securities Series is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under their respective Class I plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for Growth and DynaTech Series; 0.12% (0.10% plus 0.02%) for Income and Utilities Series; and 0.07% (0.05% plus 0.02%) for U.S. Government Securities Series of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed the maximum allowable under each Class I plan). While this is the currently anticipated calculation for fees payable under the Class I plans, the plans permit the Board to allow Growth and DynaTech Series to pay a full 0.25% and Income, Utilities, and U.S. Government Securities Series to pay a full 0.15% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, Growth Series and Dynatech Series pay Distributors up to 0.75% per year of Class II's average daily net assets, and Utilities Series, Income Series, and U.S. Government Securities Series pay Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II Plans, Growth Series and Dynatech Series also pay an additional 0.25% per year and Utilities Series, Income Series and U.S. Government Securities Series also pay an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of Custodian Funds and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the investment manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended September 30, 1997, for Growth Series, Distributors had eligible expenditures of $2,709,835 and $1,140,104 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans respectively, of which the Fund paid Distributors $2,637,475 and $754,727 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for Utilities Series, Distributors had eligible expenditures of $2,931,051 and $177,120 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $2,879,105 and $138,653 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for DynaTech Series, Distributors had eligible expenditures of $275,783 and $38,067 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $268,706 and $6,189 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for Income Series, Distributors had eligible expenditures of $11,722,297 and $5,099,630 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $10,187,627 and $2,962,518 under the Class I and Class II plans. For the fiscal year ended September 30, 1997, for U.S. Government Securities Series, Distributors had eligible expenditures of $8,778,798 and $723,673 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $6,493,142 and $419,597 under the Class I and Class II plans.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended September 30, 1997 was as follows:

                               ONE-YEAR       FIVE-YEAR      TEN-YEAR
CLASS I                         PERIOD         PERIOD         PERIOD

Growth Series                   15.38%          15.59%        12.35%
DynaTech Series                 29.53%          17.87%        13.04%
Utilities Series                 8.91%           6.80%         9.51%
Income Series                   12.43%          10.49%        11.31%
U.S. Government
 Securities Series               5 .38%          5.63%         8.42%

The average annual total return for Class II for the one-year period ended September 30, 1997, and for the period from inception to September 30, 1997, was as follows:

                                ONE-YEAR      FROM
CLASS II                         PERIOD     INCEPTION

Growth Series                    17.71%      21.99%*
DynaTech Series                  32.01%      33.99%**
Utilities Series                 10.92%      12.63%*
Income Series                    14.73%      13.86%*
U.S. Government
 Securities Series                7.36%       7.71%*

*Inception date: May 1, 1995
**Inception date: September 16, 1996

These figures were calculated according to the SEC formula:

                     n
               P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended September 30, 1997 was as follows:

                         ONE-YEAR     FIVE-YEAR    TEN-YEAR
CLASS I                   PERIOD        PERIOD       PERIOD

Growth Series             15.38%        106.38%     220.32%
DynaTech Series           29.53%        127.50%     240.74%
Utilities Series           8.91%         38.94%       9.51%
Income Series             12.43%         64.88%     192.06%
U.S. Government
 Securities Series         5.38%         31.48%     124.34%

The cumulative total return for Class II for the one-year period ended September 30, 1997, and for the period from inception to September 30, 1997 was as follows:

                                  ONE-YEAR     FROM
CLASS II                          PERIOD      INCEPTION
-------------------------------------------------------
Growth Series                     17.71%      61.69%*
DynaTech Series                   32.01%      35.47%**
Utilities Series                  10.92%      33.31%*
Income Series                     14.73%      36.86%*
U.S. Government
 Securities Series                 7.36%      19.66%*

*Inception date: May 1, 1995
**Inception date: September 16, 1996

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended September 30, 1997, was as follows:

                                30-DAY
CLASS I                          YIELD
Utilities Series                 4.73%
Income Series                    6.45%
U.S. Government
 Securities Series               6.36%

CLASS II
Utilities Series                 4.36%
Income Series                    6.16%
U.S. Government
 Securities Series               6.04%

These figures were obtained using the following SEC formula:

                          6
      Yield = 2 [(a-b + 1)  - 1]
                  ---
                   cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended September 30, 1997, was as follows:

                               CURRENT
                            DISTRIBUTION
CLASS I                         RATE
---------------------------------------------
Utilities Series                 5.00%
Income Series                    6.92%
U.S. Government
 Securities Series               6.50%

CLASS II
Utilities Series                 5.00%
Income Series                    6.69%
U.S. Government
 Securities Series               6.19%

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  THE WALL STREET JOURNAL, AND BUSINESS WEEK, CHANGING
TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  AND  MONEY  MAGAZINES  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Series may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Series may be compared to:

a) Hambrecht & Quist Technology Index - an unmanaged index of technology-based companies published by Hambrecht & Quist.

b) Pacific Stock Exchange Technology Index - an unmanaged index representing a wide variety of technology-based companies ranging from established companies to emerging growth companies.

c) Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

Income Series and U.S. Government Securities Series may be compared to:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Standard & Poor's(R) Bond Indices - measures yield and price of corporate, municipal and government bonds.

d) Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Series, with over $9.4 billion in assets and more than 390,000 shareholders as of September 30, 1997, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this Fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.

The U.S. Government Securities Series offers investors the opportunity to invest in GNMAs, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

3. Utilities Series has paid uninterrupted dividends for the past 48 years. Over the life of Utilities Series, dividends have increased in 29 of the last 48 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Series, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the Fund has been continuously managed by the same portfolio manager since 1957.

4. Income Series has paid uninterrupted dividends for the past 48 years.

5. Growth Series offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Series made the 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 5.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of January 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

GROWTH SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC Trust Services FBO
Vivian J. Palmieri
P.O. Box 7519
San Mateo, CA 94403-7519                      119,814.904          10.54%

FTTC Trust Services FBO
Rupert Johnson IRA
P.O. Box 7519
San Mateo, CA 94403-7519                      156,272.041          13.75%

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 179,171.631          15.77%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 175,176.159          15.41%

Franklin Templeton
Fund Allocator-
Franklin Templeton Moderate
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      130,542.295          11.49%

Franklin Templeton
Fund Allocator-
Franklin Templeton Growth Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      136,770.684          12.03%

UTILITIES SERIES
NAME AND ADDRESS                              SHARE AMOUNT       PERCENTAGE
ADVISOR CLASS

First Mar & Co.
101 W. Washington St.
P.O. Box 580
Marquette, MI 49855                           149,441.469          14.02%

The Washington Trust Company
23 Broad St.
Westerly, RI 02891                            172,648.669          16.20%

FTTC TTEE For ValuSelect

Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 381,957.762          35.85%

Franklin Templeton
Fund Allocator-
Franklin Templeton Moderate
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                       82,972.715           7.79%

INCOME SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438               1,786,249.239          32.13%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438               1,562,974.617          28.11%

U.S. GOVERNMENT SECURITIES SERIES
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE
ADVISOR CLASS

FTTC Cust for the IRA of
John M. Lane
1840 Elmwood Rd.
Hillsborough, CA 94010-6363                   262,740.431          10.53%

CAP & CO
P.O. Box 2887
Wilson, NC 27894-2887                         133,067.037           5.33%

Franklin Templeton
Fund Allocator-
Franklin Templeton Conservative
 Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      215,704.910           8.64%

Franklin Templeton
Fund Allocator-
Franklin Templeton
Moderate Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      307,624.951          12.33%

U.S. GOVERNMENT SECURITIES SERIES (CONT.)
NAME AND ADDRESS                              SHARE AMOUNT      PERCENTAGE

Franklin Templeton
Fund Allocator-
Franklin Templeton Growth Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                      383,738.676          15.38%

FTTC TTEE For ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 239,159.442           9.58%

FTTC TTEE For ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438                 433,490.892          17.37%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access perons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of Custodian Funds, for the fiscal year ended September 30, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., investment manager of the Funds, except Growth Series

BOARD - The Board of Directors of Custodian Funds

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - Each Fund, except DynaTech Series offers three classes of shares, designated "Class I", "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. DynaTech Series offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT ADVISORY - Franklin Investment Advisory Services, Inc., Growth Series' investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 4.50% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities Series, Income Series, and U.S. Government Securities Series is 4.25% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the Funds' Class I and Class II shares dated February 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


SHAREHOLDER LETTER

Dear Shareholder:

It is a pleasure to bring you Franklin Principal Maturity Trust's annual report for the fiscal year ended November 30, 1997.

Benign inflation and low unemployment characterized the U.S. economy during the fiscal one-year reporting period, painting a positive picture for investors who continued to pour large amounts of capital into equity securities. In December 1996, the Dow Jones(R) Industrial Average (the Dow) hovered around 6500 points before climbing past the 7000-point mark in February. At the same time, bond yields generally suffered a steady increase due to fears that the expanding economy would also foster inflationary pressures. Driven by these very same concerns, the Federal Open Market Committee decided to raise interest rates by a quarter point at its March meeting, from 5.25% to 5.50%. This action immediately sent bond yields rising well into the next month, as the 30-year Treasury bond yield reached a peak of 7.17% on April 14. Sympathetically, the Dow dipped down under 6500 in April, but over the longer term, the Federal Reserve's (the Fed's) action paved the way for a move through the 8000-point mark for the first time in July.


CONTENTS

Shareholder Letter ...........     1
Manager's Discussion .........     4
Performance Summary ..........     9
Dividend
Reinvestment Plan ............    11
Annual Meeting
of Shareholders ..............    13
Financial Highlights &
Statement of Investments......    14
Notes to
Financial Statements..........    22
Report of
Independent Accountants.......    25
Tax Designation...............    26



"Successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."

Of course, no securities market can advance forever without a correction, and many investors were asking, "When will this market correct?" The answer came on October 27, when, fueled by concerns about currency crises in Southeast Asia, the Dow dropped 7.18%. The decline probably was enough to keep the Fed from acting to raise interest rates in the near term, but not enough to deter investors from participating in the market. The morning after saw the market gain back almost half its losses, surging ahead 4.7%. Although volatility reigned through the second week in November, the Dow began an upward climb and closed the reporting period at 7823.13, nearly 20% higher than it had been at the beginning of the fiscal year. And with the threat of higher interest rates laying by the wayside, bond yields enjoyed a significant decline during the equity markets' roller coaster ride. At the end of the reporting period, the yield on the 30-year Treasury stood at 6.05%, down 30 basis points from 6.35% on November 30, 1996.

With the volatility present in the markets near the end of the period, it is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about market volatility and questions about its direction prompt us to comment on the importance of investing for the long term.

Successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. He or she can address concerns about volatility, and help you stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,

Charles B. Johnson
President
Franklin Principal Maturity Trust


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


MANAGER'S DISCUSSION

Your Fund's Objective: Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high monthly income. No assurances can be made that the fund will achieve this goal.

We are pleased to report that the Franklin Principal Maturity Trust generated a cumulative total return of +17.62% over the 12-month period, based on its change in market price on the New York Stock Exchange. Additionally, the Trust continued to pay a current monthly dividend of 4.5 cents per share, as discussed in the Performance Summary on page 9.

OVERVIEW
In general, the Trust's portfolio consists of zero-coupon U.S. government securities, corporate bonds, and preferred and common stocks. The chart to the left shows the portfolio breakdown as of November 30, 1997. We constantly search for securities which we believe are undervalued and have the potential for attractive rates of return over the long term. We found such value potential in common stocks and U.S. government securities during the fiscal year, and the Trust's holdings have shifted toward these areas accordingly. At the same time, we reduced our position in corporate bonds to 16.2% of total net assets, from 24.8% a year ago.

PORTFOLIO UPDATE

ZERO-COUPON U.S. GOVERNMENT BONDS

As you may know, zero-coupon bonds issued by the U.S. government (also called Treasury STRIPS1) do not pay any current interest. (For tax purposes, however, interest is accrued on an annual basis.) Instead, the interest is paid-in-full, along with the principal, when the bonds mature. This payment is guaranteed by the U.S. government, but the prices of these bonds are very sensitive to interest rate movements (i.e., typically when interest rates rise, bond yields rise and their prices decline). Therefore, the value of our zero-coupon bonds suffered when, as a preemptive strike against inflation, the Federal Reserve raised short-term interest rates in late March 1997. The yield on U.S. Treasury STRIPS due in 2001 reached a high for the year on April 14, at 6.85%.2 Favorable economic conditions in the U.S. since then have spurred a steady rise in bond prices, and these STRIPS went along for the ride, with their yields closing the reporting period at 5.82%, near their November 1996 levels.3


1. STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.
2. Source: Bloomberg. U.S. Treasury STRIPS maturing January 15, 2001.
3. Source: Bloomberg.



CORPORATE BONDS


Several of the Trust's corporate bond holdings performed quite well during the 12-month period. In May, we invested in Comcast Cellular, a subsidiary of the Comcast Corporation that provides wireless telecommunication services. Our position benefited when news broke that Microsoft was to pour a $1 billion investment into the parent company, which led to an improved credit rating for these bonds. The bonds of Saberliner Corp., a diversified aerospace company, also rose in value as the company was awarded substantial long-term overhaul and maintenance contracts by the U.S. government and major aircraft manufacturers.

"The primary reason for the Trust's positive total return over the reporting period was the strong performance of equity securities."


EQUITIES


The primary reason for the Trust's positive total return over the reporting period was the strong performance of equity securities. Three of our holdings, in particular, highlight this contribution to the Trust's performance. Lone Star Industries, the fifth largest domestic manufacturer of cement, benefited from higher cement prices in key markets as well as increased shipments due to improved production processes. The company recently sold off a less profitable aggregates division, and expanded its credit facilities. This, coupled with the initiation of a $25 million stock buyback program and operational improvements in manufacturing facilities, led to a substantial increase in stock price over the reporting period. In the near term, the prospects are bright for the U.S. cement industry, as domestic demand is expected to exceed capacity by about 20% this year.4 Some producers have already announced preemptive price hikes for 1998. Along with price increases and moderate capacity additions, this could position Lone Star for further growth potential.

The stock price of Ladish Co., a leading manufacturer of components for the commercial aerospace industry, also appreciated considerably over the fiscal year. This company has made an impressive turnaround in its operations during this time, driven by the sale of an unprofitable industrial products division and increased production of high margin aerospace components. Future growth fundamentals for the commercial aerospace industry appear to be favorable. For example, Boeing and Airbus collectively booked 817 net orders for new aircraft as of October 1997, compared with 898 for all of 1996.5 Additionally, Boeing plans to boost its production level from 34 to 43 aircraft per month over the next six to nine months, and capital spending at the major airlines remains high.


5. Source: Merrill Lynch, November 13, 1997.


Another stock which contributed to the Trust's performance was Carson Pirie Scott & Co., a leading Midwestern regional department store chain. During the reporting period, Carson Pirie Scott improved its financial position by reducing its net debt-to-capitalization ratio with excess cash flow, and implemented a promotional strategy aimed at highlighting better brand name products. In addition to improving fundamentals, the company's stock price also benefited from an agreement to be acquired by Profitt's, a major metropolitan department store operator.

Although the Trust enjoyed successes such as these over the period, not all of our holdings performed as well as we had hoped. We elected to sell our preferred and common stocks of Harvard Industries at a significant loss, salvaging the remaining proceeds in order to reinvest in securities with greater return potential. Its strong, past performance and the high yields of its securities originally attracted us to the company. Unfortunately, Harvard Industries was encumbered by unexpectedly heavy losses from an ill-advised takeover of another company, Doehler-Jarvis. Upon the takeover, Harvard assumed numerous non-performing contracts, eventually forcing it into Chapter 11 bankruptcy in May.

4. Source: SBC Warburg Dillon Read, November 19, 1997.


GOING FORWARD

During the fiscal year, the Trust achieved a net asset value of $10.00 per share, meeting its investment objective three and a half years prior to the scheduled date of May 31, 2001. We are currently taking steps to maintain the net asset value at a level exceeding $10.00 per share by selling many of our holdings with the objective of increasing the Trust's cash position and lowering its investment risk profile.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Principal Maturity Trust on the New York Stock Exchange (NYSE) increased 87.5 cents, from $8.25 on November 30, 1996, to $9.125 on November 30, 1997. The Trust's net asset value per share increased 67 cents, from $9.56 on November 30, 1996, to $10.23 on November 30, 1997.

In addition to distributing 54.0 cents ($0.54) per share in dividend income during the reporting period, the Trust also paid out a special distribution of 0.5 cents ($0.005) per share in November 1997. Distributions will vary based on the Trust's income and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of November's monthly per share dividend of 4.5 cents ($0.045) and the NYSE closing price of $9.125 on November 30, 1997, the Trust's distribution rate was 5.92%.

The Franklin Principal Maturity Trust reported a +17.62% cumulative total return for the one-year period ended November 30, 1997. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to the market price), the one-year total return for the same period was +13.73%. All total returns assume the reinvestment of dividends and capital gains at market price on the reinvestment date.

Dividend Distributions
12/1/96 - 11/30/97
                      Dividend
  Month               per share
  December             4.5 cents
  January              4.5 cents
  February             4.5 cents
  March                4.5 cents
  April                4.5 cents
  May                  4.5 cents
  June                 4.5 cents
  July                 4.5 cents
  August               4.5 cents
  September            4.5 cents
  October              4.5 cents
  November             4.5 cents
  Total               54.0 cents

We urge you to view your investment in Franklin Principal Maturity Trust with a long-term perspective. As the table to the below shows, the Trust reported a cumulative total return of +124.48%, based on net asset value, since its inception on January 19, 1989.

Periods ended 11/30/97

                                                          Since
                                                         Inception
                                         1-Year   5-Year (1/19/89)
Cumulative Total Return1
 Based on change in net asset value     13.73%    79.93%  124.48%
 Based on change in market price        17.62%    75.99%   87.31%
Average Annual Total Return1
   Based on change in net asset value   13.73%     12.47%   9.65%
 Based on change in market price        17.62%     11.97%   7.41%
Distribution Rate2                       5.92%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions, at market price on the reinvestment date.
2. Distribution rate is based on the annualization of the Trust's
November 4.5 cent per share monthly dividend and the New York Stock Exchange closing price of $9.125 on November 30, 1997.

Past performance is not predictive of future results.

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and/or capital gain distributions in shares of the Fund. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts 02266-8030, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated January 19, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time by notifying the Plan Agent in writing. There is a $5 fee to withdraw from the reinvestment plan. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and will sell all of your full and fractional shares upon your withdrawal an all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.


ANNUAL MEETING OF SHAREHOLDERS

At an Annual Meeting of Shareholders of Franklin Principal Maturity Trust (the Trust) held on July 16, 1997, shareholders of the Trust voted as follows:

1. Regarding the election of trustees who constitute the current Board of Trustees.



                                              % of                                        % of
                                           Outstanding       % of                      Outstanding      % of
                              For            Shares          Voted        Against        Shares         Voted
Frank H. Abbott, III   15,226,802.384         74.413%        98.307%    262,277.445      1.282%        1.693%
Harris J. Ashton       15,235,653.355         74.456%        98.364%    253,426.474      1.238%        1.636%
S. Joseph Fortunato    15,233,163.569         74.444%        98.348%    255,916.260      1.251%        1.652%
David W. Garbellano*   15,224,114.837         74.400%        98.289%    264,964.992      1.295%        1.711%
Edward B. Jamieson     15,237,542.158         74.465%        98.376%    250,967.457      1.226%        1.620%
Charles B. Johnson     15,237,845.158         74.670%        98.378%    251,234.671      1.228%        1.622%
Rupert H. Johnson, Jr. 15,237,542.158         74.465%        98.376%    251,537.671      1.229%        1.624%
Frank W. T. LaHaye     15,235,133.158         74.454%        98.360%    253,946.671      1.241%        1.640%
Gordon S. Macklin      15,230,603.167         74.431%        98.331%    258,467.662      1.263%        1.669%

2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Trust for the fiscal year ending November 30, 1997.

                                              % of                                        % of
                                           Outstanding       % of                      Outstanding      % of
                              For            Shares          Voted        Against        Shares         Voted
                       15,176,014.736         74.165%        97.979%    108,675.220      0.531%        0.702%


*THE BOARD NOTES WITH DEEP REGRET THE PASSING OF DIRECTOR DAVID GARBELLANO, ON SEPTEMBER 27, 1997. A SEARCH FOR A QUALIFIED CANDIDATE TO FILL THIS VACANCY IS UNDERWAY.



FRANKLIN PRINCIPAL MATURITY TRUST
  Financial Highlights



                                                                       Year Ended November 30,
                                                            -----------------------------------------------
                                                             1997      1996      1995      1994       1993
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................         $9.56     $8.54     $7.70     $9.62     $8.09
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ...............................          0.57      0.56      0.52      0.54      0.52
 Net realized and unrealized gains (losses) ..........          0.65      1.00      0.91     (1.77)     1.57
                                                            -----------------------------------------------
Total from investment operations .....................          1.22      1.56      1.43     (1.23)     2.09
                                                            -----------------------------------------------
Less distributions from:
 Net investment income ...............................         (0.55)    (0.53)    (0.59)    (0.59)    (0.52)
 In excess of net investment income ..................         --        (0.01)    --        --        (0.04)
 Net realized gains ..................................         --        --        --        (0.10)    --
                                                            -----------------------------------------------
Total distributions ..................................         (0.55)    (0.54)    (0.59)    (0.69)    (0.56)
                                                            -----------------------------------------------
Net asset value, end of year .........................        $10.23     $9.56     $8.54     $7.70     $9.62
                                                            ================================================
Market value, end of year+ ...........................         $9.125    $8.250    $7.500    $7.125    $8.500
                                                            ================================================
Total return (based on market value per share)* ......         17.62%    17.69%    14.21%(8.50)%       21.17%

Ratios/supplemental data
Net assets, end of year (000's) ......................       $209,231  $195,623  $174,805  $157,508  $196,895
Ratios to average net assets:
 Expenses ............................................          3.03%     3.06%     3.32%     2.60%     2.98%
 Net investment income ...............................          5.98%     6.20%     6.33%     5.86%     5.74%
Portfolio turnover rate ..............................         15.79%    27.37%    30.57%    45.19%    70.91%
Average commission rate paid** .......................         $0.0600   $0.0564   --        --        --
Total senior securities outstanding
 at end of year (000's omitted) ......................         --   $84,102   $70,727   $75,146   $83,920
Asset coverage per $1,000 of senior securities .......         --    $3,326    $3,472    $3,096    $3,346


+Based on the last sale on the New York Stock Exchange.
*Total return is not annualized.
**Relates to purchases and sales of equity securities. Prior to November 30, 1996 disclosure of average commission rate was not required.

See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Statement of Investments, November 30, 1997
  Aerospace/Defense 9.9%
a,d  Ladish Co., Inc. .................................................                 2,144,000       $ 6,968,000
a,d  Ladish Co., Inc., warrants .......................................                       895        13,653,554
 a   Sabreliner Corp., warrants .......................................                     5,000            35,000
                                                                                                      -------------
                                                                                                         20,656,554
                                                                                                      -------------
  Chemicals
  a  Lanesborough Corp. ...............................................                     4,942                49
                                                                                                      -------------
  Commercial Services 2.2%
  a  Emcor Group, Inc. ................................................                   227,991         4,559,820
                                                                                                      -------------
  Electronics
  a  Ampex Group, Inc. ................................................                    27,620            70,776
                                                                                                      -------------
  Forest/Paper Products .4%
  a  WTD Industries, Inc. .............................................                   357,221           759,095
                                                                                                      -------------
  Industrial 6.6%
  Lone Star Industries, Inc. ..........................................                   265,075        13,817,034
                                                                                                      -------------
  Real Estate
  a  XRC Corp. ........................................................                    65,393               327
                                                                                                      -------------
  Retail 6.2%
  a  Carson Pirie Scott & Co. .........................................                   250,510        12,932,579
  a  Hills Stores Co. .................................................                       456             1,653
                                                                                                      -------------
                                                                                                         12,934,232
                                                                                                      -------------
  Technology/Information Systems .5%
  a  Wang Laboratories, Inc. ..........................................                    48,081         1,063,792
                                                                                                      -------------
  Utilities .8%
  a  El Paso Electric Co. .............................................                   248,077         1,674,520
                                                                                                      -------------
  Wireless/Telecommunications .4%
  a  International Wireless Communication, warrants ...................                    13,500           675,000
                                                                                                      -------------
  Orion Network System, warrants ......................................                     5,500            62,150
                                                                                                      -------------
                                                                                                            737,150
                                                                                                      -------------
     Total Common Stocks & Warrants (Cost $15,401,680).................                                  56,273,349
                                                                                                      -------------
  Preferred Stocks 2.1%
  Cable Television 1.9%
  a  Cablevision Systems Corp., Series M, 11.125% pfd., PIK ...........                    34,085         3,902,733
                                                                                                      -------------
  Telecommunications .2%
  Nortel, Inversora, SA, pfd., Series B ...............................                    20,000           495,000
                                                                                                      -------------
     Total Preferred Stocks (Cost $3,150,782) .........................                                   4,397,733
                                                                                                      -------------
  Convertible Preferred Stocks
  a  Hills Stores Co., cvt. pfd., Series A (Cost $392,397) ............                    19,498            70,680
                                                                                                      -------------
  Aerospace/Defense 1.5%
  Sabreliner Corp., senior notes, 12.50%, 4/15/03 .....................               $ 3,000,000       $ 3,150,000
                                                                                                      -------------
  Automotive .3%
 c   Harvard Industries, Inc., senior notes, 12.00%, 7/15/04 ..........                 2,000,000           620,000
                                                                                                      -------------
  Chemicals 2.6%
  Huntsman Corp., senior sub. floating rate notes, 144A, 9.0937%, 7/01/07               1,500,000         1,545,000
 c   Lanesborough Corp., senior notes, 10.00%, 4/15/00 ................                 7,700,000         3,850,000
                                                                                                      -------------
                                                                                                          5,395,000
                                                                                                      -------------
  Consumer Products 6.0%
  Liggett Group, senior notes, Series C, 19.75%, 2/01/99 ..............                 2,000,000         1,480,000
  Liggett Group, senior secured notes, Series C, 19.75%, 2/01/99 ......                    74,000            54,760
  Liggett Group, S.F., senior notes, 11.50%, 2/01/99 ..................                 6,750,000         4,691,250
  Remington Products Co., L.L.C., Series B, senior sub. notes, 11.00%, 5/15/06          7,500,000         6,337,500
                                                                                                      -------------
                                                                                                         12,563,510
                                                                                                      -------------
  Food & Beverages 2.3%
  American Rice, Inc., mortgage, secured notes, 13.00%, 7/31/02 .......                 5,000,000         4,925,000
                                                                                                      -------------
  Food Retailing .1%
  Almacs, Inc., senior sub. notes, PIK, 11.50%, 11/18/04 ..............                 2,528,000           176,960
                                                                                                      -------------
  Gaming & Leisure 2.4%
 c   Harrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ..............                15,000,000         4,950,000
                                                                                                      -------------
  Oil/Gas 1.0%
  TransAmerican Refining Corp., first mortgage, Series 2,
 16.50% coupon to 8/15/98, 16.00% thereafter, 2/15/02 .................                 2,000,000         2,217,500
                                                                                                      -------------
     Total Corporate Bonds (Cost $42,955,594) .........................                                  33,997,970
                                                                                                      -------------
  Foreign Government Bonds .3%
  ESCOM, E168, utility deb. (South Africa),
 11.00%, 6/01/08 (Cost $1,040,535) ....................................                 4,350,000 ZAR       730,596
                                                                                                      -------------
  Zero Coupon Bonds 51.3%
  FICO Strips, 3/07/01 ................................................                10,850,000         8,915,011
  FICO Strips, 4/06/01 ................................................                12,520,000        10,234,662
  FICO Strips, 5/02/01 ................................................                 5,211,000         4,240,034
  FICO Strips, 5/11/01 ................................................                 1,116,000           906,628
  FICO Strips, 5/30/01 ................................................                 5,253,000         4,253,801
  FNMA Strips, 2/01/01 ................................................                 7,348,000         6,085,871
  GTC Trust Certificates-Israel, Series 1D, 5/15/01 ...................                 8,100,000         6,606,708
  GTC Trust Certificates-Israel, Series 2F, 5/15/01 ...................                27,226,000        22,206,696
  International Wireless Communication, senior disc. notes, 8/15/01 ...                13,500,000         7,020,000
 c   McCrory Corp., deb., 7/15/94 .....................................                   500,000                 5
  Orion Network Systems, Inc., units, zero coupon
 to 1/15/02, 12.50%, thereafter, 1/15/07 ..............................                 5,500,000         4,070,000
  REFCO Strips, 4/15/01 ...............................................                30,250,000        24,871,217
  San Joaquin Hills, California, Toll Road Revenue, 1/01/01 ...........                 9,100,000         7,959,134
                                                                                                      -------------
  Total Zero Coupon Bonds (Cost $106,668,279) .........................                                 107,369,767
                                                                                                      -------------
  Joint Repurchase Agreement, 5.691%, 12/01/97 (Maturity Value $6,657,437)
  (Cost $6,654,281) ...................................................               $ 6,654,281       $ 6,654,281
                                                                                                      -------------
   BA Securities, Inc.
   Barclays de Zoete Wedd Securities, Inc.
   Bear Sterns & Co. Inc.
   Chase Securities, Inc.
   CIBS Wood Gundy Securities Corp.
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson North America, L.L.C.
   Greenwich Capital Markets, Inc.
   SBC Warburg, Inc.
   UBS Securities, L.L.C.
    Collateralized by U.S. Treasury Bills & Notes
  Total Investments (Cost $176,263,548) 100.1% ........................                                 209,494,376
  Other Assets, less Liabilities (.1)% ................................                                    (263,109)
                                                                                                      -------------
  Net Assets 100.0% ...................................................                                $209,231,267
                                                                                                      =============



  CURRENCY ABBREVIATIONS:
  ZAR - South African Rand

*Securities traded in U.S. dollars unless otherwise stated.
aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 11/30/97, all repurchase agreements held by the Fund had been entered into on 11/28/97.
cSee Note 7 regarding defaulted securities.
dThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at 11/30/97 were $20,621,554.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended November 30, 1997.


FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements

Statement of Assets and Liabilities
November 30, 1997


Assets:
 Investments in securities, at value (cost $176,263,548)...............................      $209,494,376
 Receivables:
  Dividends and interest...............................................................           842,779
 Other assets..........................................................................            28,004
                                                                                            -------------
Total assets...........................................................................       210,365,159
                                                                                            -------------
Liabilities:
 Payable to affiliates.................................................................            78,302
 Distributions to shareholders.........................................................         1,023,130
 Other liabilities.....................................................................            32,460
                                                                                            -------------
  Total liabilities....................................................................         1,133,892
                                                                                            -------------
Net assets, at value...................................................................      $209,231,267
                                                                                            =============

Net assets consist of:
 Undistributed net investment income...................................................         $ 228,936
 Net unrealized appreciation...........................................................        33,228,679
 Accumulated net realized loss.........................................................       (10,801,113)
 Capital shares........................................................................       186,574,765
                                                                                            -------------
Net assets, at value...................................................................      $209,231,267
                                                                                            =============
 Net asset value per share ($209,231,267 O 20,462,600 shares outstanding)..............            $10.23
                                                                                            =============

See notes to financial statements.

FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statement of Operations (continued)
for the year ended November 30, 1997


Investment income:
 Dividends ..............................................................          $ 141,115
 Interest ..............................................................          17,386,847
                                                                                ------------
Total investment income ................................................                      $17,527,962
Expenses:
 Management fees (Note 3) ...............................................          1,016,622
 Transfer agent fees  ...................................................             78,762
 Other ..................................................................            132,077
                                                                                ------------
Total expenses ..........................................................                       1,227,461
Interest expense ........................................................                       4,659,768
                                                                                            -------------
 Net expenses ...........................................................                       5,887,229
                                                                                            -------------
 Net investment income .................................................                       11,640,733
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...........................................................         (5,334,077)
  Foreign currency transactions .........................................               (884)
                                                                                ------------
Net realized loss .......................................................                      (5,334,961)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................         18,455,924
  Translation of assets and liabilities denominated in foreign currencies               (833)
                                                                                ------------
Net unrealized appreciation .............................................                      18,455,091
                                                                                            -------------
Net realized and unrealized gain ........................................                      13,120,130
                                                                                            -------------
Net increase in net assets resulting from operations ...................                      $24,760,863
                                                                                            =============

                                            See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended November 30, 1997 and 1996

                                                                                   1997           1996
                                                                              --------------------------------
Increase in net assets:
 Operations:
  Net investment income .................................................     $ 11,640,733        $ 11,486,497
  Net realized loss from investments and foreign currency transactions ..       (5,334,961)         (1,744,583)
  Net unrealized appreciation on investments
 and translation of assets and liabilities
   denominated in foreign currencies ....................................       18,455,091          22,125,386
                                                                              --------------------------------
Net increase in net assets resulting from operations ....................       24,760,863          31,867,300
 Distributions to shareholders from:
  Net investment income .................................................      (11,152,121)        (10,791,012)
  In excess of net investment income.....................................               --            (258,792)
                                                                              --------------------------------
Net increase in net assets...............................................       13,608,742          20,817,496
Net assets:
 Beginning of year ......................................................      195,622,525         174,805,029
                                                                              --------------------------------
 End of year ............................................................     $209,231,267        $195,622,525
                                                                              ================================
Undistributed net investment income
 (accumulated distributions in excess of net investment income)
  included in net assets:
   End of year ..........................................................       $  228,936          $ (258,792)
                                                                              ================================

See notes to financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST
Financial Statements (continued)

Statement of Cash Flows
for the year ended November 30, 1997


Dividends and interest received ....................................................          $ 5,239,793
Operating expenses paid ............................................................           (1,263,045)
Interest expense paid ..............................................................           (4,976,319)
                                                                                             -------------
 Cash used - operations ............................................................             (999,571)
                                                                                             =============
Investment purchases ...............................................................       (1,763,589,312)
Investment sales ...................................................................        1,775,638,691
                                                                                             -------------
 Cash provided - investments .......................................................           12,049,379
                                                                                             =============
Distributions to shareholders ......................................................          (11,049,808)
                                                                                             -------------
 Cash used - financing activities ..................................................          (11,049,808)
                                                                                             =============
Net increase in cash ...............................................................                   --
                                                                                             -------------
Cash at beginning of year ..........................................................                   --
                                                                                             -------------
Cash at end of year ................................................................                  $--
                                                                                             =============

FRANKLIN PRINCIPAL MATURITY TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Principal Maturity Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks to provide investors with high current income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES

At November 30, 1997, there were an unlimited number of shares authorized ($0.01 par value). During the year ended November 30, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense to the fund.

The Fund paid an investment management fee to Advisers of 0.60% per year of the average weekly net assets of the Fund from June 1, 1993 through May 31, 1997. After May 31, 1997, the Fund pays fees of 0.45% per year of its average weekly net assets from June 1, 1997 until May 31, 2001 (the anticipated termination of the Fund).


4. INCOME TAXES

At November 30, 1997, the Fund had tax basis capital losses of $10,747,559 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in: 2002 ...   $ 121,933
                                     2003 ...   3,346,388
                                     2005 ...   7,279,238
                                             ------------
                                              $10,747,559
                                             ============

At November 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $176,317,102 was as follows:

            Unrealized appreciation ......... $ 46,113,956
            Unrealized depreciation ......... (12,936,682)
                                             ------------
            Net Unrealized appreciation ..... $ 33,177,274
                                             ------------


Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1997 aggregated $41,892,395 and $139,035,280, respectively.

6. REVERSE REPURCHASE AGREEMENT

The Fund enters into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. Such a transaction is accounted for as a borrowing by the Fund, collateralized by securities for which the Fund retains possession. The difference between the selling price and the repurchase price is accounted for as interest expense. At November 30, 1997, the Fund has no outstanding reverse repurchase agreements.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 21.52% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1997, the Fund held defaulted securities with a value aggregating $9,420,005 representing 4.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interest in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in this security while in possession of this information.

9. STATEMENT OF CASH FLOWS

Cash provided from operations differs from net investment income by $12,640,304 due to amortization of bond discount and note issuance costs, and year-end income and expense accrual changes.

To the Shareholders and Board of Trustees of Franklin Principal Maturity Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Principal Maturity Trust (the Fund), including the Fund's statement of investments as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California
December 31, 1997


FRANKLIN PRINCIPAL MATURITY TRUST ANNUAL REPORT NOVEMBER 30, 1997


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the composition of the fund's portfolio on 11/30/97, based on total net assets.

Portfolio Composition
Zero-Coupon Bonds             51.3%
Common Stocks & Warrants      27.0%
Corporate Bonds               16.2%
Other                          5.5%